[LOGO OF NEW ENGLAND
FINANCIAL APPEARS HERE]

--------------------------------------------------------------------------------

ZENITH FUND
VARIABLE PRODUCTS




                                                               ANNUAL REPORTS
                                                               DECEMBER 31, 1997

                               TABLE OF CONTENTS

Loomis Sayles Avanti Growth Series Supplement...............................   I
Loomis Sayles Small Cap Series..............................................   1
Morgan Stanley International Magnum Equity Series...........................   7
Alger Equity Growth Series..................................................  15
Capital Growth Series.......................................................  21
Loomis Sayles Avanti Growth Series..........................................  26
Davis Venture Value Series..................................................  32
Westpeak Growth & Income Series.............................................  39
Westpeak Stock Index Series.................................................  46
Loomis Sayles Balanced Series...............................................  56
Back Bay Advisors Managed Series............................................  64
Salomon Brothers Strategic Bond Opportunities Series........................  72
Back Bay Advisors Bond Income Series........................................  81
Salomon Brothers U.S. Government Series.....................................  87
Back Bay Advisors Money Market Series.......................................  91
Notes to Financial Statements...............................................  96
Footnotes to Portfolio Manager Commentary................................... 107

                                   IMPORTANT:

  Some funds appearing in this report may not be available under your variable annuity product.

                                                                 February, 1998

TO OUR POLICYHOLDERS/CONTRACT OWNERS:

We are pleased to provide you with the 1997 Annual Report for the Zenith variable life insurance and variable annuity products.* This report includes performance histories, present investments, and financial reports as of December 31, 1997, as well as the outlook and strategy of each fund. It is intended to help you make an informed decision regarding the investment of the contract value of your variable product.

The 1997 Annual Report also contains important information pertaining to one or more funds that may be available under your variable life or variable annuity product. An explanation of the changes affecting these funds can be found in the Supplement(s) included in this Annual Report. Please refer to the Table of Contents to find the locations of the Supplement(s).

New England Financial and its affiliates offer many variable life and variable annuity products to help you meet your financial objectives. We are committed to meeting your expectations by providing quality products with strong performance potential and excellent personal service.

Please feel free to contact your Registered Representative with any questions you may have regarding your financial objectives. Thank you for choosing a Zenith Variable product.

Sincerely,

/s/ David Allen                           /s/ Bruce Long

David Allen                               Bruce Long
Senior Vice President                     President
New England Life Insurance Company        New England Annuities
                                          (A business unit of New England Life
                                          Insurance Company)

* Variable products are offered through New England Securities Corporation.

New England Financial is the service mark for New England Life Insurance Company, Boston, MA and related companies.


                                                        [LOGO OF RECYCLED,
                                                  RECYCLABLE PAPER APPEARS HERE]

                            NEW ENGLAND ZENITH FUND

                       LOOMIS SAYLES AVANTI GROWTH SERIES

                       Supplement dated February 5, 1998
                                       to
                         Prospectus dated May 1, 1997,
                 as supplemented August 1 and December 1, 1997

  On January 28, 1998, the Board of Trustees of New England Zenith Fund (the "Fund") approved new advisory and subadvisory agreements (the "New Agreements") relating to the Fund's Loomis Sayles Avanti Growth Series (the "Series") between TNE Advisers, Inc.("TNE Advisers") and the Fund on behalf of the Series, and between TNE Advisers and Goldman Sachs Asset Management ("Goldman Sachs"), respectively. The New Agreements, which are subject to shareholder approval, are expected to become effective on or about May 1, 1998. Under the New Agreements, Goldman Sachs would become the subadviser of the Series, succeeding Loomis, Sayles & Company, L.P. ("Loomis Sayles"), and would become responsible for the day-to-day management of the Series' investment operations under the oversight of TNE Advisers. Accordingly, the name of the Series would be changed to the "Goldman Sachs Midcap Value Series" at the time the New Agreements take effect. Goldman Sachs, One New York Plaza, New York, New York 10004, is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

  The transition from Loomis Sayles to Goldman Sachs as subadviser of the Series will involve certain portfolio transaction costs as Goldman Sachs restructures the Series' portfolio to reflect a change in the Series' investment objective and strategy, as described below. It is impossible to estimate with certainty what the amount of these transaction costs will be, but it is currently not expected that such costs will exceed 1.00% of the Series' net asset value.

  The management fee payable by the Series to TNE Advisers under the new advisory agreement will be at an annual rate of 0.75% of the Series' average daily net assets. The subadvisory fee payable by TNE Advisers to Goldman Sachs under the new subadvisory agreement will be at the annual rate of 0.45% of the first $100 million of the Series' average daily net assets, 0.40% of the next $400 million of such assets and 0.35% of such assets in excess of $500 million. In connection with the new advisory agreement, it is expected that the Voluntary Expense Agreement described in the prospectus between TNE Advisers and the Fund with respect to the Series would be terminated, and TNE Advisers would enter into an Expense Deferral Arrangement with the Fund with respect to the Series. The terms of such arrangement would be similar to those of the Expense Deferral Arrangements described in the prospectus with respect to several other series of the Fund, with an annual expense limit of 0.90% of net assets.

  The current investment objective of the Series is long-term capital growth. Assuming shareholder approval of the New Agreements, the Series will continue to invest primarily in common stocks after Goldman Sachs becomes subadviser; however, the Series' investment objective will be long-term capital appreciation. The change in investment objective is subject to shareholder approval. In managing the Series, Goldman Sachs will invest, under normal circumstances, substantially all of the Series' assets in equity securities and at least 65% of the Series' total assets in equity securities of companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) of between $500 million and $10 billion at the time of investment. If the capitalization of an issuer increases above or decreases below this range after purchase of such issuer's securities, the Series may, but is not required to, sell the securities. Dividend income, if any, will be an incidental consideration. The Series may invest up to 35% of its total assets in fixed income securities. In addition, although the Series will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including issuers in emerging markets and securities quoted in foreign currencies.

  Ronald E. Gutfleish, Managing Director of Goldman Sachs, G. Lee Anderson, Vice President of Goldman Sachs and Lawrence S. Sibley, Vice President of Goldman Sachs will serve as portfolio managers of the Series. Mr. Gutfleish joined Goldman Sachs in 1993. Prior to that, he was a principal of Sanford C. Bernstein & Co. in its Investment Research Department. Mr. Anderson joined Goldman Sachs in 1992. Mr. Sibley joined Goldman Sachs in 1997. Prior to that he was Vice President at J.P. Morgan Securities and before that he was a partner in Institutional Sales at Sanford C. Bernstein & Co.

VL-119-98

LOOMIS SAYLES SMALL CAP SERIES
PORTFOLIO MANAGERS: JEFFREY PETHERICK AND MARY CHAMPAGNE
LOOMIS, SAYLES & COMPANY, L.P.

[PHOTO OF JEFFREY PETHERICK APPEARS HERE]

[PHOTO OF MARY CHAMPAGNE APPEARS HERE]

Q. HOW DID THE SERIES PERFORM IN 1997?

A. The Series posted a total return 24.9% (based on net asset value) for the year. This compares favorably to the Lipper Variable Products Small Cap Fund/15/ average return of 19.6%. The Series also outpaced the Russell 2000 Index/18/, the Series' benchmark, which returned 22.4% over the same period.

Q. WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE SERIES' PERFORMANCE OVER THE YEAR?

A. Increased investor interest in smaller companies' performance bolstered performance in mid-year, enabling the segment to stay ahead of its benchmark for 1997. But the interest was short-lived due to the financial problems in Asia and the resulting market downturn, which drove investors back to the com-fort of better-known, large-company names. As a result, the portfolio lagged the larger-company market indices during the year.

Q. HOW DID YOU MANAGE THE SERIES DURING 1997?

A. Careful stock selection was the key to keeping performance positive in the face of uneasy conditions for smaller companies. For instance, we found select opportunities in both health care and technology, two otherwise stormy sectors in 1997. Meanwhile, we emphasized financial services stocks, which have risen significantly, driven by a growing economy and falling interest rates. We have also added several utilities for their yields and which may also benefit from continuing deregulation.

Toward the end of 1997, we were finding some good values in technology which had suffered from the Asian financial difficulties. We've increased these holdings from about 7% to 10% of the portfolio, being careful to select firms that we believe to have minimal exposure to Asia. A good example is National Computer Systems, a company that depends mostly on the school-testing market rather than overseas customers for its business. The portfolio also benefited in 1997 from financial holdings such as Commercial Federal Corp. and First Fi-nancial.

Q. WHAT IS YOUR CURRENT OUTLOOK FOR 1998?

A. We remain cautiously optimistic that the market has absorbed most of its Asian worries. If so, market performance in general should be solid throughout 1998, and the smaller-company investments that the portfolio favors could do better because their earnings depend less on the international economy than those of some larger firms.

              A $10,000 Investment Compared to a Russell 2000/18/

                           [LINE GRAPH APPEARS HERE]


                                   Small Cap
                                     Series             Russel 2000
                                   ---------            -----------
            5/1/94                   10,000                10,000
            12/31/94                  9,676                10,026
            12/31/95                 12,471                12,879
            12/31/96                 16,295                15,003
            12/31/97                 20,344                18,358

[X] FUND FACTS

GOAL: Long-term growth from investment in common stocks or their equivalent.

START DATE: May 2, 1994

SIZE: $200 million as of December 31, 1997

MANAGERS: Jeffrey Petherick and Mary Champagne. Mr. Petherick has managed the Series since its inception in May 1994. Ms. Champagne joined the management of the Series in July 1995. Mr. Petherick has also managed the Loomis Sayles portion of the New England Star Advisers Fund since July 1, 1994. Ms. Champagne has co-managed the Loomis Sayles portion of the New England Star Advisers Fund since July 1995. They also manage the Loomis Sayles Small Cap Value Fund and the Maxim Series--Small Cap Fund. Mr. Petherick joined Loomis Sayles in 1990. Ms. Champagne joined Loomis Sayles in 1993.
Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--86.8% OF TOTAL NET ASSETS

 SHARES                                                              VALUE (A)
         AEROSPACE--2.0%
  31,200 Alliant TechSystem, Inc. ...............................   $  1,739,400
  59,200 Gencorp, Inc. ..........................................      1,480,000
  33,500 Nichols Research Corp. .................................        837,500
                                                                    ------------
                                                                       4,056,900
                                                                    ------------
         AUTOMOBILE & RELATED--2.4%
  77,200 Aftermarket Technology Corp. ...........................      1,399,250
  19,300 Borg Warner Automotive, Inc. ...........................      1,003,600
  37,000 Echlin, Inc. ...........................................      1,338,937
  58,500 Intermet Corp. .........................................      1,023,750
                                                                    ------------
                                                                       4,765,537
                                                                    ------------
         BANKS--SAVINGS & LOAN--4.6%
  33,277 Associated Banc Corp. ..................................      1,834,395
  23,300 Bank Utd. Corp. ........................................      1,140,244
  30,200 City National Corp. ....................................      1,115,512
  10,600 CNB Bancshares Inc. ....................................        510,787
  44,212 Commercial Federal Corp. ...............................      1,572,289
  50,500 Downey Financial Corp. .................................      1,436,094
  28,500 UST Corp. ..............................................        790,875
   8,700 Westamerica Bancorporation..............................        889,575
                                                                    ------------
                                                                       9,289,771
                                                                    ------------
         BUILDING & RELATED--3.6%
  52,000 Champion Enterprises, Inc. .............................      1,069,250
  38,350 Crossman Communities, Inc.(c)...........................      1,059,419
 116,100 Furniture Brands International, Inc. ...................      2,380,050
  45,200 Giant Cement Holdings, Inc.(c)..........................      1,045,250
 147,500 Shaw Industries, Inc. ..................................      1,714,687
                                                                    ------------
                                                                       7,268,656
                                                                    ------------
         BUSINESS SERVICES--3.4%
  38,400 Alternative Resources Corp. ............................        885,600
 107,600 Apac Teleservices, Inc. ................................      1,452,600
  24,200 CDI Corp.(c)............................................      1,107,150
  31,500 Cort Business Services Corp.(c).........................      1,254,094
   8,300 Team America Corp. .....................................         87,150
 103,400 Viad Corp. .............................................      1,996,912
                                                                    ------------
                                                                       6,783,506
                                                                    ------------
         CAPTIVE FINANCE--0.9%
  93,300 Franchise Mortgage Acceptance Corp. ....................      1,714,387
                                                                    ------------
         CELLULAR--WIRELESS COMMUNICATION--0.3%
  54,900 Vanguard Cellular Systems, Inc. ........................        699,975
                                                                    ------------
         COMMUNICATION EQUIPMENT--0.3%
  36,200 California Microwave....................................        701,375
                                                                    ------------

 SHARES                                                               VALUE (A)
         CHEMICALS--SPECIALTY--3.1%
  42,300 Amcol International Corp. ...............................   $   671,512
  56,600 Cuno, Inc. ..............................................       863,150
  19,700 Dexter Corp. ............................................       850,794
  27,000 Fuller H.B. Co. .........................................     1,336,500
  32,500 General Chemical Group, Inc. ............................       869,375
  45,300 Hanna M.A. Co. ..........................................     1,143,825
  27,200 Mississippi Chemical Corp. ..............................       496,400
                                                                     -----------
                                                                       6,231,556
                                                                     -----------
         COMPUTER HARDWARE--1.4%
  64,700 Digi International, Inc. ................................     1,099,900
  51,000 Komag, Inc. .............................................       758,625
  40,100 Telxon Corp. ............................................       957,387
                                                                     -----------
                                                                       2,815,912
                                                                     -----------
         COMPUTER SOFTWARE & SERVICES--4.0%
  42,000 American Management Systems, Inc. .......................       819,000
  53,400 Filenet Corp. ...........................................     1,608,675
  71,700 Platinum Technology, Inc. ...............................     2,025,525
  36,600 Sterling Software, Inc. .................................     1,500,600
  56,000 Structural Dynamics Research Corp. ......................     1,260,000
  21,800 WMS Industries, Inc. ....................................       460,525
  27,600 Wonderware Corp. ........................................       389,850
                                                                     -----------
                                                                       8,064,175
                                                                     -----------
         CONSUMER--JEWELRY/NOVELTIES/GIFTS--0.7%
  21,600 Gibson Greetings, Inc. ..................................       472,500
  41,000 Zale Corp. ..............................................       943,000
                                                                     -----------
                                                                       1,415,500
                                                                     -----------
         CONTAINERS--METALS/GLASS--0.6%
  65,350 US Can Corp.(c)..........................................     1,102,781
                                                                     -----------
         ELECTRICAL EQUIPMENT--1.2%
  37,300 Alpha Industries, Inc. ..................................       601,462
 109,600 Sensormatic Electronics Corp. ...........................     1,801,550
                                                                     -----------
                                                                       2,403,012
                                                                     -----------
         ELECTRONICS--2.0%
  64,700 BMC Industries, Inc. ....................................     1,043,287
  43,800 Cypress Semiconductor Corp. .............................       372,300
  34,600 Exar Corp. ..............................................       570,900
 109,400 Integrated Device Technology.............................     1,032,462
  68,000 International Rectifier Corp. ...........................       803,250
  51,300 Xicor, Inc. .............................................       153,900
                                                                     -----------
                                                                       3,976,099
                                                                     -----------

                See accompanying notes to financial statements.
2

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                VALUE (A)
         FINANCIAL--CONSUMER/DIVERSIFIED--9.9%
         American General
  60,900 Hospitality Corp. ......................................   $  1,629,075
  55,300 Brandywine Realty Trust.................................      1,389,412
  24,100 Capmac Holdings, Inc. ..................................        837,475
  56,500 Capstone Capital Corp. .................................      1,444,281
  54,450 Financial Federal Corp. ................................      1,286,381
         Health Care Property
  51,100  Investments, Inc. .....................................      1,932,219
 164,400 Imperial Credit
          Commercial Mortgage
          Investment Corp. ......................................      2,404,350
  90,100 Koger Equity, Inc. .....................................      1,976,569
  51,500 Liberty Property........................................      1,470,969
  48,800 Mack CA Realty Corp. ...................................      2,000,800
  35,600 Sun Communities, Inc. ..................................      1,279,375
         Sunstone Hotel Investors
  90,700  Inc. ..................................................      1,564,575
  44,880 WFS Financial, Inc.(c)..................................        504,900
                                                                   -------------
                                                                      19,720,381
                                                                   -------------
         FOOD PACKAGING & MISCELLANEOUS--1.7%
  13,400 International Home Foods................................        375,200
  39,200 International Multifoods Corp...........................      1,109,850
  53,800 Lance, Inc. ............................................      1,415,612
  24,400 Michaels Foods..........................................        594,750
                                                                   -------------
                                                                       3,495,412
                                                                   -------------
         FREIGHT TRANSPORTATION--2.1%

  43,400 Circle International Group, Inc.........................        995,488
  64,300 Pittston Burlington Group ..............................      1,687,875
  49,300 US Freightways Corp.....................................      1,602,250
                                                                   -------------
                                                                       4,285,613
                                                                   -------------
         HEALTH CARE--DRUGS--0.4%

  63,400 Weider Nutrition International, Inc.....................        788,537
                                                                   -------------

         HEALTH CARE--MEDICAL PROPERTY/SUPPLIES--0.8%
  42,500 DVI, Inc.(c)............................................        786,250
  24,200 Gulf South Medical Supply, Inc. ........................        901,450
                                                                   -------------
                                                                       1,687,700
                                                                   -------------
         HEALTH CARE--MEDICAL TECHNOLOGY--3.0%
  62,000 Conmed Corp.(c).........................................      1,627,500
  54,900 C. R. Bard, Inc. .......................................      1,719,056
  57,100 Hologic, Inc. ..........................................      1,181,256
  34,500 Invacare Corp. .........................................        750,375
  23,500 Sola International, Inc. ...............................        763,750
                                                                   -------------
                                                                       6,041,937
                                                                   -------------
         HEALTH CARE--SERVICES--5.4%
  47,500 Compdent Corp. .........................................        963,359
  41,500 Genesis Health Ventures, Inc. ..........................      1,094,562
  61,700 Healthplan Services  Corp. .............................      1,295,700

 SHARES                                                              VALUE (A)
        HEALTH CARE--SERVICES--(CONTINUED)
 77,372 Integrated Health Services, Inc. ........................   $  2,413,039
 43,500 Pharmerica Inc. .........................................        451,312
 30,900 Phymatrix Corp. .........................................        486,675
 57,400 Sierra Health Services, Inc. ............................      1,930,075
 47,900 Trigon Healthcare Inc. ..................................      1,251,387
 42,043 Vitalink Pharmacy Services, Inc. ........................      1,014,287
                                                                    ------------
                                                                      10,900,396
                                                                    ------------
        HOUSEHOLD PRODUCTS--1.0%
 99,500 Dial Corp. New...........................................      2,070,844
                                                                    ------------
        INSURANCE--5.8%
 64,125 Allied Group, Inc. ......................................      1,835,578
 37,100 Capital Re Corp. ........................................      2,302,519
 54,000 Everest Reinsurance Holdings.............................      2,227,500
 46,000 Protective Life Corp. ...................................      2,748,500
 57,800 Reinsurance Group of America, Inc. ......................      2,460,112
                                                                    ------------
                                                                      11,574,209
                                                                    ------------
        MANUFACTURING--DIVERSIFIED--2.9%
 99,700 Apogee Enterprises, Inc. ................................      1,183,937
 79,500 Griffon Corp.(c).........................................      1,162,687
 52,100 Premark International, Inc. .............................      1,510,900
 55,000 Trimas Corp. ............................................      1,890,625
                                                                    ------------
                                                                       5,748,149
                                                                    ------------
        MANUFACTURING--SPECIAL--1.4%
 41,800 Federal Signal Corp. ....................................        903,925
 64,300 Regal Beloit Corp. ......................................      1,900,869
                                                                    ------------
                                                                       2,804,794
                                                                    ------------
        METALS & MINING--2.1%
 65,100 Agnico Eagle Mines Ltd. .................................        353,981
 53,500 Chart Industries, Inc. ..................................      1,220,469
 54,900 Imco Recycling, Inc. ....................................        881,831
 70,500 Oregon Steel Mills, Inc. ................................      1,502,531
 59,600 Rohn Industries, Inc. ...................................        307,312
                                                                    ------------
                                                                       4,266,124
                                                                    ------------
        NATURAL GAS PIPELINES--1.5%
 52,900 Eastern Enterprises......................................      2,380,500
 25,900 Public Service Co. N.C., Inc. ...........................        592,462
                                                                    ------------
                                                                       2,972,962
                                                                    ------------
        OFFICE EQUIPMENT--1.2%
 76,000 Kimball International, Inc...............................      1,401,250
 26,300 National Computer Systems, Inc. .........................        927,075
                                                                    ------------
                                                                       2,328,325
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)


 SHARES                                                              VALUE (A)
         OIL & GAS--DRILLING EQUIPMENT--2.9%
  20,600 Atwood Oceanics, Inc. ..................................   $    975,925
  33,100 Offshore Logistics, Inc. ...............................        707,512
  65,100 Pride International, Inc. ..............................      1,643,775
  42,800 Seitel, Inc.(c).........................................        732,950
  39,900 Weatherford Enterra, Inc.(c)............................      1,745,925
                                                                    ------------
                                                                       5,806,087
                                                                    ------------
         OIL & GAS--EXPLORATION PRODUCTS--2.4%
  65,400 Forcenergy, Inc. .......................................      1,712,662
  59,800 Lomak Petroleum, Inc....................................        971,750
  28,500 Plains Resources, Inc.(c)...............................        489,844
  87,100 Vintage Petroleum, Inc..................................      1,654,900
                                                                    ------------
                                                                       4,829,156
                                                                    ------------
         PAPER & FOREST PRODUCTS--0.9%
  55,400 Boise Cascade Corp .....................................      1,675,850
   5,700 Wausau Paper Mills, Inc. ...............................        114,712
                                                                    ------------
                                                                       1,790,562
                                                                    ------------
         PUBLISHING--0.5%
  24,500 Houghton Mifflin Co. ...................................        940,187
                                                                    ------------
         RESTAURANTS--1.4%
  85,600 Buffets, Inc. ..........................................        802,500
  18,700 Cracker Barrel Old Country Store........................        624,112
  20,600 Cooker Restaurant Corp. ................................        196,987
  97,100 Darden Restaurants, Inc. ...............................      1,213,750
                                                                    ------------
                                                                       2,837,349
                                                                    ------------
         RETAIL--FOOD CHAINS--0.9%
  39,700 Hannaford Bros. Co. ....................................      1,724,469
                                                                    ------------
         RETAIL--GENERAL MERCHANDISE--0.5%
  44,100 Saks Holdings, Inc. ....................................        912,319
                                                                    ------------
         RETAIL--SPECIALTY--2.4%
  32,800 Family Dollar Stores, Inc. .............................        961,450
 101,000 Heilig Meyers Co. ......................................      1,212,000
  22,300 Office Max Inc. ........................................        317,775
  36,600 Tandycrafts, Inc. ......................................        166,700
  70,800 United Auto Group, Inc. ................................      1,283,250
  27,900 Wet Seal Inc. ..........................................        823,050
                                                                    ------------
                                                                       4,764,225
                                                                    ------------
         SPECIALTY PRINTING--1.2%
  53,100 Banta Corp. ............................................      1,433,700
  43,300 Cadmus Communications Corp. ............................        887,650
                                                                    ------------
                                                                       2,321,350
                                                                    ------------

 SHARES                                                              VALUE (A)
        TELEPHONE--0.6%
 72,000 Antec Corp. .............................................   $  1,125,000
                                                                    ------------
        TEXTILE & APPAREL--1.3%
 98,000 Stride Rite Corp. .......................................      1,176,000
  6,900 Timberland Co. ..........................................        400,631
 22,700 Westpoint Stevens, Inc. .................................      1,072,575
                                                                    ------------
                                                                       2,649,206
                                                                    ------------
        UTILITIES--ELECTRIC--1.4%
 45,400 Calpine Corp. ...........................................        675,325
  9,200 Commonwealth Energy Systems..............................        305,900
 34,500 Rochester Gas & Electric Corp. ..........................      1,173,000
 17,100 WPS Resource Corp. ......................................        578,194
                                                                    ------------
                                                                       2,732,419
                                                                    ------------
        WASTE MANAGEMENT--0.7%
 62,250 World Fuel Services Corp. ...............................      1,307,250
                                                                    ------------
        Total Common Stocks
         (Identified Cost $157,526,364)..........................    173,714,104
                                                                    ------------

SHORT-TERM INVESTMENTS--14.2%

    FACE
   AMOUNT
 $9,600,000 Chevron Oil Finance Co.
             5.350%, 1/02/98....................................      9,600,000
  9,200,000 Exxon Asset Management
             6.250%, 1/02/98....................................      9,200,000
  9,600,000 General Electric
             5.500%, 1/02/98....................................      9,600,000
                                                                   ------------
            Short-Term Investments
             (Identified Cost $28,400,000)......................     28,400,000
                                                                   ------------
            Total Investments--101.0%
             (Identified Cost $185,926,364)(b)..................    202,114,104
            Other assets less liabilities.......................     (2,008,650)
                                                                   ------------
            TOTAL NET ASSETS--100%..............................   $200,105,454
                                                                   ============

(a) See Note 1A.
(b) Federal Tax Information:
  At December 31,1997 the net unrealized appreciation on investments based on cost of $186,027,269 for federal income tax purposes was as follows:

 Aggregate gross unrealized appreciation for all investments in which there
  is an excess of value over tax cost...........................   $ 25,092,827
 Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value................    (9,005,992)
                                                                   ------------
 Net unrealized appreciation.....................................  $ 16,086,835
                                                                   ============

(c) Non-income producing security.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
DECEMBER 31, 1997                         YEAR ENDED DECEMBER 31, 1997

ASSETS
 Investments at value.................................             $202,114,104
 Cash.................................................                   28,550
 Receivable for:
 Fund shares sold.....................................                  851,935
 Securities sold......................................                1,024,975
 Dividends and interest...............................                  267,737
                                                                   ------------
                                                                    204,287,301
LIABILITIES
 Payable for:
 Securities purchased.................................  $3,812,135
 Fund shares redeemed.................................     199,368
 Accrued expenses:
 Management fees......................................     151,462
 Deferred trustees' fees..............................       2,640
 Other................................................      16,242
                                                        ----------
                                                                      4,181,847
                                                                   ------------
                                                                   $200,105,454
                                                                   ============
NET ASSETS
 Net Assets consist of:
 Capital paid in......................................             $181,986,241
 Undistributed net investment income..................                   35,427
 Accumulated net realized gains.......................                1,896,046
 Unrealized appreciation on investments...............               16,187,740
                                                                   ------------
NET ASSETS............................................             $200,105,454
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($200,105,454 divided by 1,259,130 shares of
 beneficial interest).................................             $     158.92
                                                                   ============
Identified cost of investments........................             $185,926,364
                                                                   ============

INVESTMENT INCOME
 Dividends..........................................              $ 1,624,425(a)
 Interest...........................................                1,142,688
                                                                  -----------
                                                                    2,767,113
EXPENSES
 Management fees....................................  $1,404,831
 Trustees' fees and expenses........................      20,331
 Custodian..........................................      86,945
 Audit and tax services.............................       7,591
 Legal..............................................      22,022
 Printing...........................................      55,598
 Miscellaneous......................................       3,231
                                                      ----------
 Total expenses.....................................   1,600,549
 Less expenses assumed by the investment adviser....    (195,718)   1,404,831
                                                      ----------  -----------
NET INVESTMENT INCOME...............................                1,362,282
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Realized gain on:
 Investments--net...................................               22,598,381
 Unrealized appreciation on:
 Investments--net...................................                5,981,132
                                                                  -----------
Net gain on investment transactions.................               28,579,513
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........              $29,941,795
                                                                  ===========

(a) Net of foreign taxes of: $161.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                         1996          1997
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $    591,899  $  1,362,282
 Net realized gain on investments..................     5,566,031    22,598,381
 Unrealized appreciation on investments............     7,966,226     5,981,132
                                                     ------------  ------------
 INCREASE IN NET ASSETS FROM OPERATIONS............    14,124,156    29,941,795
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................      (597,412)   (1,336,197)
 Net realized gain on investments..................    (5,269,235)  (21,404,296)
                                                     ------------  ------------
                                                       (5,866,647)  (22,740,493)
                                                     ------------  ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares......................    66,168,269   117,472,557
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........       597,412     1,336,197
 Distributions from net realized gain..............     5,269,235    21,404,296
                                                     ------------  ------------
                                                       72,034,916   140,213,050
 Cost of shares redeemed...........................   (18,839,546)  (36,502,923)
                                                     ------------  ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS.....................................    53,195,370   103,710,127
                                                     ------------  ------------
 TOTAL INCREASE IN NET ASSETS......................    61,452,879   110,911,429
NET ASSETS
 Beginning of the year.............................    27,741,146    89,194,025
                                                     ------------  ------------
 End of the year...................................  $ 89,194,025  $200,105,454
                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year.............................  $     14,855  $      9,342
                                                     ============  ============
 End of the year...................................  $      9,342  $     35,427
                                                     ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................       482,269       721,830
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........         7,195         8,598
 Distributions from net realized gain..............        34,411       137,451
                                                     ------------  ------------
                                                          523,875       867,879
 Redeemed..........................................      (139,206)     (226,920)
                                                     ------------  ------------
 Net change........................................       384,669       640,959
                                                     ============  ============

FINANCIAL HIGHLIGHTS

                                   MAY 2, 1994(A)
                                      THROUGH       YEAR     YEAR      YEAR
                                    DECEMBER 31,    ENDED    ENDED    ENDED
                                        1994        1995     1996      1997
                                   --------------  -------  -------  --------
Net Asset Value, Beginning of
 Year.............................    $100.00      $ 96.61  $118.80  $ 144.29
                                      -------      -------  -------  --------
Income From Investment Operations
 Net Investment Income............       0.14         0.85     1.05      1.22
 Net Realized and Unrealized Gain
  (Loss) on Investments...........      (3.38)       26.93    35.03     34.11
                                      -------      -------  -------  --------
 Total From Investment Operations.      (3.24)       27.78    36.08     35.33
                                      -------      -------  -------  --------
Less Distributions
 Distributions From Net Investment
  Income..........................      (0.15)       (0.78)   (1.03)    (1.21)
 Distributions From Net Realized
  Capital Gains...................       0.00        (4.81)   (9.56)   (19.49)
                                      -------      -------  -------  --------
 Total Distributions..............      (0.15)       (5.59)  (10.59)   (20.70)
                                      -------      -------  -------  --------
Net Asset Value, End of Year......    $ 96.61      $118.80  $144.29  $ 158.92
                                      =======      =======  =======  ========
TOTAL RETURN (%)..................      (3.23)(c)    28.88    30.67     24.85
Ratio of Operating Expenses to
 Average Net Assets (%)...........       1.00 (b)     1.00     1.00      1.00
Ratio of Net Investment Income to
 Average Net Assets (%)...........       0.32 (b)     1.26     1.15      0.97
Portfolio Turnover Rate (%).......         80 (b)       98       62        87
Average Commission Rate(d)........         --           --  $0.0568  $ 0.0534
Net Assets, End of Year (000).....    $ 3,105      $27,741  $89,194  $200,105
The ratios of expenses to average
 net assets without giving effect
 to the voluntary expense
 agreement described in Note 4 to
 the Financial Statements would
 have been (%)....................       2.31 (b)     1.91     1.29      1.14

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                See accompanying notes to financial statements.

MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES
(FORMERLY, DRAYCOTT INTERNATIONAL EQUITY SERIES)
PORTFOLIO MANAGER: FRANCINE J. BOVICH
MORGAN STANLEY ASSET MANAGEMENT INC.

[PICTURE OF FRANCINE J. BOVICH
  APPEARS HERE]

Q. HOW DID THE SERIES PERFORM DURING THE YEAR?

A. The Series posted a -1.30% total return (based on net asset value) during the period. The Lipper Variable Products International Funds average returned 5.11%. The Series underperformed the EAFE Index, which returned 1.8% over the same period.

Q. HOW DID YOU MANAGE THE SERIES DURING THE YEAR?

A. Morgan Stanley took over the Series in May 1997, and spent the first few weeks restructuring to take advantage of the best ideas of our global research team. Shortly after we finished restructuring the portfolio, the Asian currency crisis began with the devaluation of the Thai baht on July 2. The crisis quickly spread throughout the Pacific Rim, causing markets in the region to plummet. In response to the crisis, we significantly reduced our holdings in Asia and Japan, increased exposure to Europe and temporarily boosted our cash position. We also hedged our exposure to the Japanese yen, Singapore dollar and, through the fall, certain European currencies, to protect investors from the depreciation of these currencies versus the U. S. dollar.

Overall stock selection in the portfolio was positive, particularly in Japan, where we have continued to avoid banks altogether, and instead have focused on companies such as Sony that have strong franchises, managements and balance sheets. In Europe, our stocks include cyclical companies and should benefit from continuing economic improvement across the continent. Unfortunately, the turmoil in Asia caused a "flight to quality" which caused some of our holdings to underperform compared to the largest, most liquid names. Our underweight po-sition in European banking stocks, which have become rather expensive, also held back performance as the financial sector experienced a significant amount of merger activity near year-end.

Q. WHAT IS YOUR CURRENT OUTLOOK IN 1998?

Looking ahead, we expect the beginning of 1998 to continue to be volatile, par-ticularly as the Asian crisis plays itself out. The financial sectors in both Asia and Japan are in fragile shape, and the world will be watching very care-fully to see how these difficulties are resolved. The wildcard in Asia will be whether or not China and in turn Hong Kong allow their currencies to devalue in light of the competitive devaluations sweeping the region. Although we do not believe such a devaluation is likely in the near term, the possibility nonethe-less makes us cautious about the outlook for the Hong Kong market and the re-gion overall, as another round of devaluations would likely ensue. We are cur-rently underweighted in Asia relative to the benchmark EAFE Index, with a ma-jority of our Asian holdings in Australia.

In Japan, we believe that the government will come under increasing pressure to implement policies to stimulate the domestic economy and reform the banking sectors. Thus far, however, the government's anti-deficit stance has precluded any government spending package or meaningful tax cut, and no approach has been announced to deal with the weakest banks or the huge amount of bad debt on bank balance sheets. Therefore, despite valuations that have become increasingly at-tractive, we will remain wary and underweight with regard to the Japanese mar-ket until we see signs of change. Because of our bearishness regarding these two markets, we have been holding a higher-than-average amount of cash--some-thing we view as a temporary defensive measure.

Of the developed international regions, we believe Europe offers the most in-vestment potential throughout 1998. As a result, Europe currently represents our largest weighting, with about 65% (at the time of writing) of the portfolio invested there. Restructuring, consolidation and deregulation should continue as European Monetary Union (EMU) approaches, with companies jockeying for bet-ter strategic position in the new pan-European world. Additionally, with the introduction of the new euro currency scheduled for 1999, interest rates should continue to converge with rates falling in the peripheral nations and rising in the core countries. Although we expect growth to slow as exports of European luxury and capital goods moderate due to lower Asian demand, overall the envi-ronment is benign for European equities. In particular, we are finding new in-vestment opportunities in the UK in companies offering the attractive combina-tion of strong business franchises with low capital requirements and manage-ments focused on shareholder value.

Overall, we will continue to monitor conditions around the world, seeking the best investment opportunities available. With valuations in both Japan and Asia looking more compelling, we hope that we will see positive change at the margin that will signal our re-entry into these markets and be the catalyst that will cause the market to rise. We strive to remain agile regarding stock selection, and will put cash to work as soon as we find suitable opportunities to do so.

              A $10,000 Investment Compared to the EAFE Index/2/

                           [LINE GRAPH APPEARS HERE]

                                  International
                                  Equity Series             EAFE
                                  -------------             ----
            10/31/94                 10,000                10,000
            10/31/94                 10,260                 9,554
            10/31/95                 10,879                10,454
            10/31/96                 11,627                10,914
            10/31/97                 11,476                11,497

[X] FUND FACTS

GOAL: Total return from long-term growth of capital

START DATE: October 31, 1994

SIZE: $53 million as of December 31, 1997

MANAGER: Francine J. Bovich manages the Morgan Stanley International Magnum Equity Series. Ms. Bovich is also a Managing Director of Morgan Stanley Asset Management.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)
(FORMERLY, DRAYCOTT INTERNATIONAL EQUITY)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--85.6% OF TOTAL NET ASSETS

 SHARES                                                               VALUE (A)
         AUSTRIA--0.5%
   4,200 Bochler Uddeholm.........................................   $   246,218
                                                                     -----------
         AUSTRALIA--1.9%
  22,000 Australia & New Zealand Bank.............................       145,392
  15,500 Commonwealth Bank........................................       177,798
   8,400 Lend Lease Corp..........................................       164,241
  12,700 National Australia Bank, Ltd.............................       177,381
  39,000 News Corp., Ltd. ........................................       215,293
  61,800 Telstra Corp. ...........................................       130,501
   8,000 Telstra Corp. ...........................................        16,893
                                                                     -----------
                                                                       1,027,499
                                                                     -----------
         BELGIUM--0.7%
   7,100 GB Inno..................................................       344,930
                                                                     -----------
         DENMARK--1.3%
   5,300 BG Bank AS...............................................       356,587
   4,700 Unidanmark...............................................       345,029
                                                                     -----------
                                                                         701,616
                                                                     -----------
         FINLAND--3.2%
  10,000 Amer-Yhtymae Series A....................................       191,710
   6,480 Huhtamaki OY "I' Free....................................       267,476
   1,670 Kone OY Series B.........................................       202,203
  52,800 Merita Ltd Series A......................................       288,654
   6,650 Merita Ltd Series B......................................       156,156
     358 Rauma OY.................................................         5,583
  42,100 Rautaruukki OY...........................................       339,831
  17,280 Valmet OY................................................       238,391
                                                                     -----------
                                                                       1,690,004
                                                                     -----------
         FRANCE--7.8%
   1,500 Alcatel Alsthom..........................................       190,662
     640 Bongrain S.A. ...........................................       270,101
   3,251 Cie de St. Gobain........................................       461,843
   2,300 Cie General des Eaux.....................................         1,563
   6,500 France Telecommunication.................................       235,765
   2,470 Groupe Danone............................................       441,181
   4,560 Elf Aquitaine............................................       530,365
   5,100 Lafarge-Coppee...........................................       334,633
  10,200 Legris...................................................       354,208
   3,200 Scor.....................................................       153,021
   2,000 SGS Thomson Microelectronics.............................       123,785
   1,800 SGS Thomson Microelectronics.............................       111,407
   5,100 Total SA Series B........................................       555,039
  26,190 Usinor...................................................       378,152
                                                                     -----------
                                                                       4,141,725
                                                                     -----------
         GERMANY--9.1%
  10,910 Basf AG..................................................       386,621
   8,300 Bayer AG.................................................       310,048

 SHARES                                                               VALUE (A)
     750 Buderus AG...............................................   $   336,029
   1,000 Dyckerhoff AG Preferred..................................       264,043
  13,100 Gerresheimer Glas........................................       182,415
   3,700 Hornbach Hldg AG Preferred...............................       256,066
  15,450 Lufthansa AG.............................................       296,298
   4,300 Metro AG.................................................       154,173
     600 Philipp Holzmann.........................................       153,423
   2,440 Plettac AG...............................................       337,730
     580 Sudzucker AG Preferred...................................       283,721
  10,310 Veba AG..................................................       702,062
   1,220 Viag AG..................................................       657,150
   1,000 Volkswagen...............................................       562,551
                                                                     -----------
                                                                       4,882,330
                                                                     -----------
         GREAT BRITAIN--18.0%
  58,200 Aggreko..................................................       149,126
   2,600 Associated British Foods.................................        22,634
  26,800 Bank of Ireland..........................................       411,582
  38,072 Bank of Scotland.........................................       345,809
  11,300 Bass PLC.................................................       175,773
  17,200 Bat Industries PLC.......................................       156,850
  40,005 BG PLC...................................................       180,040
  34,900 Booker PLC...............................................       183,434
  63,200 British Telecom PLC......................................       497,988
  41,800 Bunzl PLC................................................       162,373
  29,800 Burmah Castrol...........................................       519,812
  30,400 Charter PLC..............................................       373,991
  12,900 Commercial Union PLC.....................................       179,888
   8,400 Danka Business Systems...................................        32,699
  52,600 Diageo PLC...............................................       481,223
   8,900 Glynwed International....................................        37,861
  51,600 Great Universal Stores PLC...............................       650,056
  84,800 Imperial Tobacco Group...................................       533,458
  53,800 Kwik Save Group..........................................       258,914
  80,300 Medeva...................................................       213,666
  32,500 P and O Steam Navigation Co..............................       369,665
  26,000 Premier Farnell..........................................       187,048
 129,700 Premier Cons Oilfields LTD...............................       112,907
  42,800 Racal Electronics PLC....................................       187,698
  41,600 Reckitt and Colman.......................................       652,532
  59,154 Royal Sun Alliance Insurance.............................       595,594
  61,900 Salveson Christian.......................................        99,637
  93,200 Scapa Group..............................................       356,679
  33,300 Tate and Lyle PLC........................................       274,023
  38,000 Unilever PLC.............................................       326,867
  35,700 Westminster Health Care Holdings.........................       214,026
 131,000 WPP Group PLC............................................       583,104
                                                                     -----------
                                                                       9,526,957
                                                                     -----------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)
(FORMERLY, DRAYCOTT INTERNATIONAL EQUITY)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                               VALUE (A)
         HONG KONG--1.5%
  34,000 Cheung Kong Holdings.....................................   $   222,674
  15,000 China Light & Power Co. .................................        83,237
  15,000 Dao Heng Bank Group......................................        37,456
  28,000 Hong Kong Telecommunications.............................        57,633
   5,400 HSBC Holdings............................................       133,101
  17,000 Hutchison Whampoa........................................       106,620
  24,000 NG Fung Hong.............................................        25,242
  11,000 Shanghai Industrial Holdings.............................        40,883
   9,000 Sun Hung Kai Properties..................................        62,718
   5,000 Swire Pacific............................................        27,423
                                                                     -----------
                                                                         796,987
                                                                     -----------
         ITALY--2.8%
  89,000 Magneti Marelli Spa......................................       152,190
   4,350 Marzotto & Figli.........................................        54,344
  43,450 Mediaset.................................................       213,443
  86,000 Sogefi...................................................       218,768
 192,812 Telecom Italia Spa.......................................       850,161
                                                                     -----------
                                                                       1,488,906
                                                                     -----------
         JAPAN--16.5%
  20,000 Amada, Ltd...............................................        74,290
  24,000 Asahi Tech Corp..........................................        38,049
  14,000 Canon....................................................       325,955
   9,000 Dai Nippon Printing......................................       168,875
  51,000 Daicel Chemical..........................................        66,401
  19,000 Daifuku..................................................        92,403
  27,000 Daikin Industries........................................       101,739
   3,000 Familymart Co., Ltd. ....................................       107,529
  10,000 Fuji Machine Manufacturing...............................       241,250
   7,000 Fuji Photo Film, Ltd.....................................       268,055
  28,000 Fujitsu, Ltd. ...........................................       300,222
  18,000 Fujitec Co. .............................................        99,257
  45,000 Furukawa Electric Co. ...................................       192,655
  10,000 Hitachi Credit Corp. ....................................       164,663
  39,000 Hitachi, Ltd.............................................       277,782
  15,000 Inabata and Co...........................................        47,101
  31,000 Kaneka Corp. ............................................       139,841
   9,000 Kurita Water Industries..................................        91,675
   3,000 Kyocera..................................................       136,019
  10,000 Kyudenko Corp............................................        50,471
   8,000 Lintec Corp..............................................       123,765
  18,000 Matsushita Electric Industries...........................       263,307
  53,000 Mitsubishi Chemical Industries...........................        75,906
  15,000 Mitsubishi Estate........................................       163,131
  48,000 Mitsubishi Heavy Industries..............................       199,985
  14,000 Mitsumi Electric.........................................       199,433
   5,000 Murata Manufacturing.....................................       125,603
  29,000 NEC Corp. ...............................................       308,723
  10,000 Nifco, Inc...............................................        65,099

 SHARES                                                               VALUE (A)
   4,000 Nintendo, Ltd. ..........................................   $   392,127
  34,000 Nissan Motors............................................       140,614
  13,000 Nissha Printing Co.......................................        78,257
      38 NTT......................................................       325,955
  26,000 Ricoh....................................................       322,586
   8,000 Rinnai Corp. ............................................       120,702
   5,000 Sangetsu.................................................        51,313
   9,000 Sankyo Company...........................................       203,339
  19,000 Sanwa Shutter Corp.......................................        95,458
  15,000 Sekisui Chemical.........................................        76,166
  16,000 Sekisui House............................................       102,811
   5,000 Shimamura, Ltd...........................................        86,926
  25,000 Shin-Estu Polymer Co. ...................................        82,331
   4,500 Sony Corporation.........................................       399,785
   9,000 Sumitomo Marine and Fire.................................        47,561
  16,000 Suzuki Motor.............................................       144,597
   4,000 TDK......................................................       301,447
   5,000 Tokyo Electron, Ltd......................................       160,067
  74,000 Toshiba Corporation......................................       307,743
     300 Toto.....................................................         1,916
  12,000 Toyota Motor Corp........................................       343,724
  38,000 Tsubakimoto Chain........................................       136,785
  10,000 Yamaha Corp..............................................       113,349
  11,000 Yamanouchi Pharm. .......................................       235,889
                                                                     -----------
                                                                       8,780,632
                                                                     -----------
         MALAYSIA--0.3%
  40,000 Tenaga Nasional BHD......................................        85,358
                                                                     -----------
         NETHERLANDS--5.4%
  13,000 ABN Amro Holdings........................................       253,249
   3,700 Akzo Nobel NV............................................       637,940
   2,100 Benckiser Series B NLG...................................        86,894
  13,020 Ing Groep NV.............................................       548,373
   4,900 KLM Royal Dutch Air......................................       181,244
   3,600 Koninklijke KNP, BT......................................       225,483
  15,700 Koninklijke KNP..........................................       361,596
   4,000 Koninklijke Van Ommeren..................................       134,145
   6,350 Philips Electronics......................................       380,815
                                                                     -----------
                                                                       2,809,739
                                                                     -----------
         NEW ZEALAND--0.0%
  36,000 AMP Office Trust.........................................        21,530
   2,000 Fletcher Challenge Forests Division......................         1,661
                                                                     -----------
                                                                          23,191
                                                                     -----------
         NORWAY--0.9%
  23,600 Saga Petroleum Series B..................................       357,876
   3,900 Sparebanken Primary Cap..................................       138,874
                                                                     -----------
                                                                         496,750
                                                                     -----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)
(FORMERLY, DRAYCOTT INTERNATIONAL EQUITY)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                               VALUE (A)
         SINGAPORE--0.9%
   3,800 Creative Technology......................................   $    77,105
     550 Creative Technology Ltd. ................................        12,031
   6,000 Development Bank of Singapore............................        51,261
   3,000 Electronic Res., Ltd.....................................         3,044
  26,000 Natsteel Electronics, Ltd................................        33,319
  18,400 Overseas Chinese Bank....................................       106,983
  13,000 Parkway Holdings.........................................        29,309
   3,000 Singapore Press..........................................        37,556
  77,000 Small Summit Holdings, Ltd. .............................        16,218
  17,000 United Overseas Bank.....................................        94,304
  13,000 Venture Manufacturing....................................        36,250
                                                                     -----------
                                                                         497,380
                                                                     -----------
         SPAIN--3.3%
  12,700 Banco Bilboa Vizcaya.....................................       410,968
  47,700 Iberdrola S.A. ..........................................       627,755
  12,200 Telefonica de Espana.....................................       348,343
  34,000 Uralita..................................................       388,316
                                                                     -----------
                                                                       1,775,382
                                                                     -----------
         SWEDEN--4.4%
  16,600 Esselte AB Series B......................................       336,604
   7,000 Foreningssparbanken AB...................................       159,133
 129,500 Nordbanken AS............................................       732,320
  10,100 Pharmacia and Upjohn.....................................       371,440
     533 Pricer AB Series B.......................................         9,868
   6,000 SKF AB...................................................       127,709
  13,800 Spectra Physics AB.......................................       261,578
  10,200 Svenska Handelsbk........................................       352,637
                                                                     -----------
                                                                       2,351,289
                                                                     -----------
         SWITZERLAND--7.0%
     283 Ascom Holding AG.........................................       364,112
     245 Bobst AG.................................................       360,491
   1,120 Forbo Holdings...........................................       457,597
     520 Holderbk Financiere Glarus...............................       424,199

   SHARES                                                            VALUE (A)
        500 Nestle S.A...........................................   $   749,042
         77 Novartis AG..........................................       124,891
        140 Schindler Holding AG.................................       150,328
        172 Schindler Holding Ptg. AG............................       179,157
        210 Sig Schweiz Industry Holding AG......................       286,716
        366 Sulzer AG............................................       231,944
      1,820 Valora Holding AG....................................       383,630
                                                                    -----------
                                                                      3,712,107
                                                                    -----------
            Total Common Stocks
             (Identified Cost $45,927,695).......................    45,379,000
                                                                    -----------

BOND & NOTES--0.0%

    FACE
   AMOUNT
            NEW ZEALAND
 $   36,000 AMP Office Trust, 7.500%, 6/30/03....................        21,530
                                                                    -----------
            Total Bonds
             (Identified Cost $21,310)...........................        21,530
                                                                    -----------

SHORT-TERM INVESTMENT--13.9%

  7,355,000 Repurchase agreement with State Street Bank & Trust
             Company dated 12/31/97 at 5% to be repurchased at
             $7,357,043 on 1/02/98 collateralized by $7,315,000
             U.S. Treasury Note 5.875% due 1/31/99 with a value
             of $7,506,251.......................................     7,355,000
                                                                    -----------
            Total Short-Term Investment
             (Identified Cost $7,355,000)                             7,355,000
                                                                    -----------
            Total Investments--99.5%
             (Identified Cost $53,304,005)(b)....................    52,755,530
            Other assets less liabilities(c).....................       279,023
                                                                    -----------
            TOTAL NET ASSETS--100%...............................   $53,034,553
                                                                    ===========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)
(FORMERLY, DRAYCOTT INTERNATIONAL EQUITY)

INVESTMENTS AS OF DECEMBER 31, 1997

FORWARD CONTRACTS OUTSTANDING AT DECEMBER 31, 1997

                                  LOCAL    AGGREGATE               UNREALIZED
                      DELIVERY  CURRENCY      FACE      TOTAL    APPRECIATION/
                        DATE     AMOUNT      VALUE      VALUE    (DEPRECIATION)
Japanese Yen (sold).  01/29/98 254,381,600 $2,110,000 $1,956,439    $153,561
Japanese Yen (sold).  01/29/98 129,237,500  1,055,000    993,961      61,039
Japanese Yen (sold).  02/05/98 248,315,350  2,110,000  1,911,770     198,230
Japanese Yen (sold).  02/05/98 129,100,350  1,055,000    993,938      61,062
Singapore Dollar
 (sold).............  03/05/98     599,905    371,343    355,921      15,422
Singapore Dollar
 (bought)...........  03/05/98     599,905    373,377    355,921     (17,456)
Singapore Dollar
 (sold).............  03/18/98     383,040    224,000    225,370      (1,370)
                                                                    --------
                                                                    $470,488
                                                                    ========

TEN LARGEST INDUSTRY HOLDINGS AT DECEMBER 31, 1997 (UNAUDITED)

     1 Banks                            8.24%
     2 Industrial Machinery             6.64%
     3 Food & Beverages                 5.80%
     4 Electronics                      4.23%
     5 Telephone                        4.03%
     6 Construction Materials           3.98%
     7 Chemicals                        3.86%
     8 Drugs & Health Care              3.27%
     9 Automobiles                      3.19%
    10 Conglomerates                    3.03%

(a) See Note 1a.
(b) Federal Tax Information:
    At December 31,1997 the net unrealized depreciation on investments based on cost of $53,552,454 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost........   $ 3,884,677
     Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value........    (4,681,601)
                                                                   -----------
     Net unrealized depreciation................................   $  (796,924)
                                                                   ===========

(c) Including deposits in foreign denominated currencies with a value of $597,018 and a cost of $603,942.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)
(FORMERLY, DRAYCOTT INTERNATIONAL EQUITY)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997


ASSETS
 Investments at value..................................             $52,755,530
 Cash..................................................                     878
 Foreign cash at value (Cost $603,942).................                 597,018
 Receivable for:
 Fund shares sold......................................                 285,902
 Securities sold.......................................                 270,587
 Open forward currency contracts--net..................                 470,488
 Dividends and interest................................                 107,288
 Foreign taxes.........................................                  40,517
 Unamortized organization..............................                   3,677
                                                                    -----------
                                                                     54,531,885
LIABILITIES
 Payable for:
 Securities purchased..................................  $1,186,949
 Fund shares redeemed..................................     237,470
 Withholding taxes.....................................      12,133
 Accrued expenses:
 Management fees.......................................      32,547
 Deferred trustees' fees...............................       3,727
 Other.................................................      24,506
                                                         ----------
                                                                      1,497,332
                                                                    -----------
                                                                    $53,034,553
                                                                    ===========
NET ASSETS
 Net Assets consist of:
 Capital paid in.......................................             $53,639,990
 Overdistributed net investment income.................                (116,715)
 Accumulated net realized losses.......................                (412,258)
 Unrealized depreciation on investments, forward
  contracts and foreign currency.......................                 (76,464)
                                                                    -----------
NET ASSETS.............................................             $53,034,553
                                                                    ===========
Computation of offering price:
Net asset value and redemption price per share
 ($53,034,553 divided by 4,885,124 shares of beneficial
 interest).............................................
                                                                    $     10.86
                                                                    ===========
Identified cost of investments.........................             $53,304,005
                                                                    ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
INVESTMENT INCOME
 Dividends.........................................               $   859,777(a)
 Interest..........................................                   202,728
                                                                  -----------
                                                                    1,062,505
EXPENSES
 Management fees...................................  $   422,850
 Trustees' fees and expenses.......................       14,151
 Custodian.........................................      198,448
 Audit and tax services............................       17,252
 Legal.............................................       42,472
 Printing..........................................       46,353
 Amortization of organization expenses.............        2,011
 Miscellaneous.....................................        2,990
                                                     -----------
  Total expenses...................................      746,527
  Less expenses assumed by the investment adviser..     (135,743)     610,784
                                                     -----------  -----------
NET INVESTMENT INCOME..............................                   451,721
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
 FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain (loss) on:
 Investments--net..................................      489,183
 Foreign currency transactions--net................      (97,103)
                                                     -----------
 Total realized gain on investments and foreign
  currency transactions............................      392,080
                                                     -----------
 Unrealized appreciation (depreciation) on:
 Investments--net..................................   (2,449,032)
 Foreign currency transactions--net................      464,257
                                                     -----------
 Total unrealized depreciation on investments and
  foreign currency transactions....................   (1,984,775)
                                                     -----------
Net loss on investment transactions................                (1,592,695)
                                                                  -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS.........               $(1,140,974)
                                                                  ===========

(a) Net of foreign taxes of: $124,405.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)
(FORMERLY, DRAYCOTT INTERNATIONAL EQUITY)

STATEMENT OF CHANGES IN NET ASSETS


                                                       YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,
                                                          1996          1997
                                                      ------------  ------------
FROM OPERATIONS
 Net investment income..............................  $   191,479   $   451,721
 Net realized gain on investments and foreign
  currency transactions.............................      536,541       392,080
 Unrealized appreciation (depreciation) on
  investments and foreign currency transactions.....    1,051,280    (1,984,775)
                                                      -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..    1,779,300    (1,140,974)
                                                      -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..............................      (50,813)     (401,271)
 Net realized gain on investments...................     (542,008)     (937,720)
                                                      -----------   -----------
                                                         (592,821)   (1,338,991)
                                                      -----------   -----------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares.......................   30,118,413    31,343,810
 Net asset value of shares issued in connection with
  the reinvestment of:
 Distributions from net investment income...........       50,813       401,271
 Distributions from net realized gain...............      542,008       937,720
                                                      -----------   -----------
                                                       30,711,234    32,682,801
 Cost of shares redeemed............................   (8,773,034)  (16,560,469)
                                                      -----------   -----------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS......................................   21,938,200    16,122,332
                                                      -----------   -----------
 TOTAL INCREASE IN NET ASSETS.......................   23,124,679    13,642,367
NET ASSETS
 Beginning of the year..............................   16,267,507    39,392,186
                                                      -----------   -----------
 End of the year....................................  $39,392,186   $53,034,553
                                                      ===========   ===========
OVERDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year..............................  $    (6,800)  $   (55,074)
                                                      ===========   ===========
 End of the year....................................  $   (55,074)  $  (116,715)
                                                      ===========   ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.....................    2,705,127     2,737,081
 Issued in connection with the reinvestment of:
 Distributions from net investment income...........        4,565        36,467
 Distributions from net realized gain...............       48,698        86,482
                                                      -----------   -----------
                                                        2,758,390     2,860,030
 Redeemed...........................................     (784,531)   (1,465,482)
                                                      -----------   -----------
 Net change.........................................    1,973,859     1,394,548
                                                      ===========   ===========

FINANCIAL HIGHLIGHTS

                                 OCTOBER 31, 1994(A)
                                       THROUGH        YEAR     YEAR     YEAR
                                    DECEMBER 31,      ENDED    ENDED    ENDED
                                        1994          1995     1996     1997
                                 ------------------- -------  -------  -------
Net Asset Value, Beginning of
 Year...........................       $10.00        $ 10.23  $ 10.73  $ 11.29
                                       ------        -------  -------  -------
Income From Investment
 Operations
 Net Investment Income..........         0.03           0.09     0.06     0.08
 Net Realized and Unrealized
  Gain (Loss) on Investments....         0.23           0.53     0.68    (0.23)
                                       ------        -------  -------  -------
 Total From Investment
  Operations....................         0.26           0.62     0.74    (0.15)
                                       ------        -------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income.............        (0.02)         (0.09)   (0.02)   (0.09)
 Distributions in Excess of Net
  Investment Income.............         0.00          (0.03)    0.00     0.00
 Distributions From Net Realized
  Capital Gains.................         0.00           0.00    (0.16)   (0.08)
 Distributions in Excess of Net
  Realized Capital Gains........         0.00           0.00     0.00    (0.11)
 Distributions From Paid-in
  Capital.......................        (0.01)          0.00     0.00     0.00
                                       ------        -------  -------  -------
 Total Distributions............        (0.03)         (0.12)   (0.18)   (0.28)
                                       ------        -------  -------  -------
Net Asset Value, End of Year....       $10.23        $ 10.73  $ 11.29  $ 10.86
                                       ======        =======  =======  =======
TOTAL RETURN (%)................         2.60(c)        6.03     6.67    (1.30)
Ratio of Operating Expenses to
 Average Net Assets (%).........         1.30(b)        1.30     1.30     1.30
Ratio of Net Investment Income
 to Average Net Assets (%)......         2.56(b)        1.29     0.67     0.96
Portfolio Turnover Rate (%).....            4(b)          89       64      115
Average Commission Rate(d)......          --             --   $0.0204  $0.0123
Net Assets, End of Year (000)...       $2,989        $16,268  $39,392  $53,035
The ratios of expenses to
 average net assets without
 giving effect to the voluntary
 expense agreement described in
 Note 4 to the Financial
 Statements would have been (%).         5.38(b)        3.12     1.66     1.59

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

ALGER EQUITY GROWTH SERIES
PORTFOLIO MANAGER: DAVID D. ALGER
FRED ALGER MANAGEMENT, INC.

[PICTURE OF DAVID D. ALGER
   APPEARS HERE]
Q. HOW DID THE PORTFOLIO PERFORM IN 1997?

A. While 1997 resulted in strong overall performance for the U.S. stock market in general, the year was less smooth for growth stocks. During the first quar-ter, investors shunned growth stocks amid speculation that the Federal Reserve would find it necessary to raise interest rates. As these fears subsided and investor confidence increased, the favorable relative multiples of growth stocks attracted investors during the second quarter. This trend continued, be-coming even more pronounced during the third quarter as a non-inflationary, low interest rate environment further boosted investor confidence and increased the amount of risk they were willing to assume. Despite the unemployment rate reaching a twenty-four year low of 4.7%, inflation dropped throughout the year. This phenomenon led to the theory that there was a new economic paradigm, which allowed for rapid economic expansion without inflation due to improved produc-tivity. Although promptly rebutted by Federal Reserve Chairman Alan Greenspan, this highly publicized viewpoint helped foster the optimistic investor psychol-ogy that fueled the rise in growth stocks.

During the fourth quarter, incidents of international economic turbulence led to a heightened sense of domestic uncertainty, which in turn triggered an abrupt return to defensive equity investing. A dramatic sell-off in Hong Kong preceded an historic 554-point drop in the Dow on October 27th. Currency col-lapses and subsequent banking failures throughout the Pacific Rim caused in-vestors to question the ability of U.S. companies dependent on this region for revenue to meet future earnings expectations. Technology stocks with consider-able business in Asia, particularly semiconductors, were among the hardest hit. Although the broad market recovered from the late October sell-off, the rebound was dominated by blue-chip stocks and interest-rate sensitive stocks such as utilities, causing the S&P 500 to outdistance other market indices and growth stocks in general.

The Series posted an annual return of 25.6% in 1997. Although we are pleased with this result in absolute terms, the Series did underperform its benchmark, the S&P 500 Index, which returned 33.2% for the year.

Q. HOW DID YOU MANAGE THE SERIES?

A. Although there were shifts within the portfolio, our strategy remained con-sistent, emphasizing the individual selection of quality growth stocks through in-depth, internal research conducted by talented analysts. At no time during the course of the year did we stray from the philosophy and process that have driven our long-term success as an investment manager.

One sector that drove performance throughout the entire year was pharmaceuti-cals. Drug stocks such as Warner-Lambert, Bristol Myers and Pfizer were held throughout the entire year, returning 54.5%, 73.6%, and 79.5%, respectively.

During the third quarter, a large technology position drove performance. The position was drastically reduced the following quarter, as we sold off those stocks we felt would be most impacted by the Asian crisis. Despite their liqui-dation, technology holdings negatively impacted fourth quarter performance.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. Looking ahead, low inflation and the fear that a stronger dollar may further hurt debilitated Asian nations will likely prevent the Federal Reserve from raising interest rates in the near future. Additionally, we feel the economy will slow, leading to modest earnings growth in 1998. Price to earnings ratios, however, could reach very high levels because of the lack of inflation and lower interest rates. Assuming our bottom-up forecast of Dow earnings of $486 a share is accurate, and the Dow trades at a multiple of 18.5 times earnings, the Dow could rise to around the 9000 level during the year. Given this, we are still bullish on stocks and given their favorable valuations, we are especially bullish on domestic growth stocks.

            A $10,000 Investment Compared to the S&P 500 Index/19/

                           [LINE GRAPH APPEARS HERE]

                                     Alger
                                     Equity
                                     Growth               S&P 500
                                     ------               -------
            10/31/94                 10,000                10,000
            12/31/94                  9,580                 9,793
            12/31/95                 14,256                13,461
            12/31/96                 16,122                16,543
            12/31/97                 20,254                22,055


[X] FUND FACTS

GOAL: Long-term capital appreciation.

START DATE: October 31, 1994

SIZE: $205 million as of December 31, 1997

MANAGER: David D. Alger, President and Chief Financial Officer, since 1975. Executive Vice President, Portfolio Manager and Director of Research since 1971, Fred Alger Management, Inc. Portfolio Manager, The Alger Growth Portfolio since 1986, The Alger American Fund Growth Portfolio since 1989 and the Alger Retirement Fund since 1993.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--91.1% OF TOTAL NET ASSETS

 SHARES                                                              VALUE (A)
         AEROSPACE--3.2%
  43,700 AMR Corp.(c)............................................   $  5,615,450
  31,500 Gulfstream Aerospace Corp.(c)...........................        921,375
                                                                    ------------
                                                                       6,536,825
                                                                    ------------
         BANKS--6.6%
  31,271 Banc One Corp. .........................................      1,698,406
  80,300 Bank of New York........................................      4,642,344
  54,500 BankAmerica Corp........................................      3,978,500
  14,700 CoreStates Financial....................................      1,176,919
  38,800 First Union Corp. ......................................      1,988,500
                                                                    ------------
                                                                      13,484,669
                                                                    ------------
         BROADCASTING--3.0%
 209,000 CBS Corp. ..............................................      6,152,437
                                                                    ------------
         CASINOS & RESORTS--2.4%
  80,500 Carnival Corp. .........................................      4,457,687
  24,300 Mirage Resorts, Inc.(c).................................        552,825
                                                                    ------------
                                                                       5,010,512
                                                                    ------------
         COMMUNICATIONS--1.2%
  80,600 Worldcom, Inc.(c).......................................      2,438,150
                                                                    ------------
         COMMUNICATIONS EQUIPMENT--2.7%
  67,950 Cisco Systems, Inc.(c)..................................      3,788,212
  31,000 Tellabs, Inc.(c)........................................      1,639,125
                                                                    ------------
                                                                       5,427,337
                                                                    ------------
         COMPUTER RELATED & BUSINESS EQUIPMENT--3.1%
  46,600 America Online(c).......................................      4,156,138
  86,600 Bay Networks, Inc.(c)...................................      2,213,713
                                                                    ------------
                                                                       6,369,851
                                                                    ------------
         COMPUTER SOFTWARE--3.1%
  49,900 HBO & Co. ..............................................      2,395,200
  30,400 Microsoft Corp. ........................................      3,929,200
                                                                    ------------
                                                                       6,324,400
                                                                    ------------
         CONSUMER PRODUCTS--10.2%
  27,000 Fortune Brands..........................................      1,000,688
  43,000 Masco Corp. ............................................      2,187,625
 103,500 Mattel, Inc. ...........................................      3,855,375
  20,000 McKesson Corp. .........................................      2,163,750
 128,700 Sunbeam Corp. ..........................................      5,421,487
 139,340 Tyco International, Ltd. ...............................      6,279,009
                                                                    ------------
                                                                      20,907,934
                                                                    ------------
         CONSUMER SERVICES--3.5%
 209,950 Cendant Corp............................................      7,217,031
                                                                    ------------

 SHARES                                                              VALUE (A)
         ENERGY & ENERGY SERVICES--1.0%
  38,000 Halliburton Co. ........................................   $  1,973,625
                                                                    ------------
         FINANCIAL SERVICES--7.5%
  41,550 Charles Schwab Corp. ...................................      1,742,503
  56,400 Federal Home Loan Mortgage Corp. .......................      2,365,275
  13,400 Household International.................................      1,709,338
   2,600 Money Store, Inc. ......................................         54,600
  73,450 Morgan Stanley Dean Witter..............................      4,342,731
  32,100 Paine Webber Group, Inc. ...............................      1,109,456
  76,300 Travelers Group.........................................      4,110,663
                                                                    ------------
                                                                      15,434,566
                                                                    ------------
         FOOD & BEVERAGE--0.8%
  42,600 PepsiCo, Inc. ..........................................      1,552,237
                                                                    ------------
         HEALTH CARE--2.8%
  40,800 AmeriSource Health, Class A(c)..........................      2,376,600
  24,500 Bergen Brunswig, Class A................................      1,032,063
  32,200 Cardinal Health.........................................      2,419,025
                                                                    ------------
                                                                       5,827,688
                                                                    ------------
         INSURANCE--2.3%
  32,000 American International Group............................      3,480,000
  20,000 MGIC Investment Corp. ..................................      1,330,000
                                                                    ------------
                                                                       4,810,000
                                                                    ------------
         LEISURE & ENTERTAINMENT--2.5%
 201,000 International Game Technology...........................      5,075,250
                                                                    ------------
         MEDICAL EQUIPMENT--2.4%
  79,500 Guidant Corp. ..........................................      4,948,875
                                                                    ------------
         MINING--0.7%
  31,600 Diamond Offshore Drilling, Inc. ........................      1,520,750
                                                                    ------------
         PHARMACEUTICALS--10.8%
  52,900 Bristol-Myers Squibb Co. ...............................      5,005,663
  50,200 Eli Lilly & Co. ........................................      3,495,175
  30,500 Omnicare, Inc. .........................................        945,500
  20,400 Pfizer, Inc. ...........................................      1,521,075
  91,900 Schering-Plough.........................................      5,709,287
  44,000 Warner-Lambert Co. .....................................      5,456,000
                                                                    ------------
                                                                      22,132,700
                                                                    ------------
         POLLUTION CONTROL--2.1%
 109,700 USA Waste Services, Inc.(c).............................      4,305,725
                                                                    ------------
         RAILROAD--1.9%
  42,800 Burlington Northern Santa Fe............................      3,977,725
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)                SHORT-TERM INVESTMENTS--9.6%

 SHARES                                                              VALUE (A)
         RETAIL--10.3%
  25,100 CVS Corp. ..............................................   $  1,607,969
  42,500 General Nutrition(c)....................................      1,445,000
 107,600 Home Depot, Inc. .......................................      6,334,950
  25,000 Rite Aid Corp. .........................................      1,467,188
  40,000 Safeway, Inc.(c)........................................      2,530,000
  72,200 Staples, Inc.(c)........................................      2,003,550
 145,000 Wal-Mart Stores, Inc. ..................................      5,718,437
                                                                    ------------
                                                                      21,107,094
                                                                    ------------
         REAL ESTATE INVESTMENT TRUST--0.8%
  28,000 Starwood Lodging Trust..................................      1,620,500
                                                                    ------------
         SEMI-CONDUCTORS/CAPITAL
          EQUIPMENT--2.0%
  62,400 Altera Corp.(c).........................................      2,067,000
  36,000 Linear Technology Corp. ................................      2,074,500
                                                                    ------------
                                                                       4,141,500
                                                                    ------------
         TECHNICAL SERVICES--1.5%
  69,700 Cognizant Corp. ........................................      3,106,006
                                                                    ------------
         TELECOM NETWORKS--2.7%
  33,800 AT&T Corp. .............................................      2,070,250
  57,800 CIENA Corp.(c)..........................................      3,533,025
                                                                    ------------
                                                                       5,603,275
                                                                    ------------
         Total Common Stocks
          (Identified Cost $157,592,892).........................    187,006,662
                                                                    ------------

    FACE
   AMOUNT                                                          VALUE (A)
 $ 4,000,000 International Lease Finance Corp., 5.950%,
              1/02/98..........................................   $  3,999,339
   4,000,000 Brooklyn Union Gas, 6.050%, 1/06/98...............      3,996,639
  11,805,937 Street Street Global Advisors Money Market Fund...     11,805,937
                                                                  ------------
             Total Short-Term Investments
              (Identified Cost $19,801,915)....................     19,801,915
                                                                  ------------
             Total Investments--100.7%
              (Identified cost $178,117,853)(b)................    206,808,577
             Other assets less liabilities.....................     (1,490,142)
                                                                  ------------
             TOTAL NET ASSETS--100%............................   $205,318,435
                                                                  ============
(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1997 the net unrealized appreciation on investments based on cost of $178,337,803 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..........  $ 31,344,609
    Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value..........    (2,873,835)
                                                                   ------------
    Net unrealized appreciation..................................  $ 28,470,774
                                                                   ============

(c) Non-income producing security.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value.................................             $206,808,577
 Receivable for:
 Fund shares sold.....................................                  441,523
 Securities sold......................................                3,098,523
 Dividends and interest...............................                  147,778
 Foreign taxes........................................                    1,708
 Unamortized organization.............................                    3,677
                                                                   ------------
                                                                    210,501,786
LIABILITIES
 Payable for:
 Securities purchased.................................  $4,833,070
 Fund shares redeemed.................................     202,416
 Accrued expenses:
 Management fees......................................     127,111
 Deferred trustees' fees..............................       3,303
 Other................................................      17,451
                                                        ----------
                                                                      5,183,351
                                                                   ------------
                                                                   $205,318,435
                                                                   ============
NET ASSETS
 Net Assets consist of:
 Capital paid in......................................             $176,847,661
 Accumulated net realized losses......................                 (219,950)
 Unrealized appreciation on investments...............               28,690,724
                                                                   ------------
NET ASSETS............................................             $205,318,435
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($205,318,435 divided by 11,653,426 shares of
 beneficial interest).................................             $      17.62
                                                                   ============
Identified cost of investments........................             $178,117,853
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
INVESTMENT INCOME
 Dividends...........................................             $ 1,131,303(a)
 Interest............................................                 531,296
                                                                  -----------
                                                                    1,662,599
EXPENSES
 Management fees.....................................  $1,246,269
 Trustees' fees and expenses.........................      25,963
 Custodian...........................................      65,704
 Audit and tax services..............................      12,422
 Legal...............................................      22,022
 Printing............................................      70,722
 Amortization of organization expenses...............       2,011
 Miscellaneous.......................................       3,375
                                                       ----------
  Total expenses.....................................               1,448,488
                                                                  -----------
NET INVESTMENT INCOME................................                 214,111

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Realized gain on:
 Investments--net....................................              19,818,623
 Unrealized appreciation on:
 Investments--net....................................              14,830,675
                                                                  -----------
Net gain on investment transactions..................              34,649,298
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS...........             $34,863,409
                                                                  ===========

(a)Net of foreign taxes of: $4,944

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                         1996          1997
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $    204,002  $    214,111
 Net realized gain on investments..................       965,295    19,818,623
 Unrealized appreciation on investments............     9,359,159    14,830,675
                                                     ------------  ------------
 INCREASE IN NET ASSETS FROM OPERATIONS............    10,528,456    34,863,409
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................      (206,060)     (155,793)
 Net realized gain on investments..................             0   (19,679,801)
                                                     ------------  ------------
                                                         (206,060)  (19,835,594)
                                                     ------------  ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares......................    92,225,724    86,896,157
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........       206,060       155,793
 Distributions from net realized gain..............             0    19,679,801
                                                     ------------  ------------
                                                       92,431,784   106,731,751
 Cost of shares redeemed...........................   (28,685,075)  (36,896,638)
                                                     ------------  ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS.....................................    63,746,709    69,835,113
                                                     ------------  ------------
 TOTAL INCREASE IN NET ASSETS......................    74,069,105    84,862,928
NET ASSETS
 Beginning of the year.............................    46,386,402   120,455,507
                                                     ------------  ------------
 End of the year...................................  $120,455,507  $205,318,435
                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year.............................  $      1,354  $      2,272
                                                     ============  ============
 End of the year...................................  $      2,272  $          0
                                                     ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................     6,311,990     4,818,140
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........        13,117         9,023
 Distributions from net realized gain..............             0     1,146,276
                                                     ------------  ------------
                                                        6,325,107     5,973,439
 Redeemed..........................................    (1,954,136)   (2,053,180)
                                                     ------------  ------------
 Net change........................................     4,370,971     3,920,259
                                                     ============  ============

FINANCIAL HIGHLIGHTS

                                OCTOBER 31, 1994(A)
                                      THROUGH        YEAR      YEAR      YEAR
                                   DECEMBER 31,      ENDED    ENDED     ENDED
                                       1994          1995      1996      1997
                                ------------------- -------  --------  --------
Net Asset Value, Beginning of
 Year.........................        $10.00        $  9.56  $  13.80  $  15.58
                                      ------        -------  --------  --------
Income From Investment
 Operations
 Net Investment Income........          0.02           0.01      0.04      0.02
 Net Realized and Unrealized
  Gain (Loss) on Investments..         (0.44)          4.65      1.78      3.92
                                      ------        -------  --------  --------
 Total From Investment
  Operations..................         (0.42)          4.66      1.82      3.94
                                      ------        -------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income...........         (0.02)         (0.01)    (0.04)    (0.02)
 Distributions From Net
  Realized Capital Gains......          0.00          (0.41)     0.00     (1.88)
                                      ------        -------  --------  --------
 Total Distributions..........         (0.02)         (0.42)    (0.04)    (1.90)
                                      ------        -------  --------  --------
Net Asset Value, End of Year..        $ 9.56        $ 13.80  $  15.58  $  17.62
                                      ======        =======  ========  ========
TOTAL RETURN (%)..............         (4.20)(c)      48.80     13.17     25.63
Ratio of Operating Expenses to
 Average Net Assets (%).......          0.85 (b)       0.85      0.90      0.87
Ratio of Net Investment Income
 to Average Net Assets (%)....          1.07 (b)       0.14      0.24      0.12
Portfolio Turnover Rate (%)...            32 (b)        107        78       137
Average Commission Rate(d)....            --             --  $ 0.0716  $ 0.0723
Net Assets, End of Year (000).        $1,917        $46,386  $120,456  $205,318
The ratios of expenses to
 average net assets without
 giving effect to the
 voluntary expense agreement
 described in Note 4 to the
 Financial Statements would
 have been (%)................          2.74 (b)       2.45      0.90        --

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

CAPITAL GROWTH SERIES
PORTFOLIO MANAGER: G. KENNETH HEEBNER
CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP

[PICTURE OF G. KENNETH HEEBNER
   APPEARS HERE]

Q. HOW DID THE SERIES PERFORM IN 1997?

A. The Series performed well in a year during which the stock market--in my opinion--enjoyed the best of all worlds. A strong economy, low inflation and a benign interest rate environment provided a favorable investment climate for equities--many of which delivered double-digit returns for the year.

Against this backdrop, the Capital Growth Series posted a return of 23.48% (at net asset value) for the 12 months ended December 31, 1997. This one-year per-formance is in line with that of similar growth funds underlying variable in-surance products, which delivered an average return of 25.31%, as tracked by Lipper Analytical Services, yet trails that of the S&P 500 Index, which re-turned 33.2%. Although the overall market was strong in 1997, the bulk of re-turns came from the largest stocks, which dominated the market for much of the year. Most of the market--including the more aggressive, growth-oriented is-sues in which I invest--posted modest returns.

Q. HOW DID YOU MANAGE THE SERIES DURING THE YEAR?

A. During 1997, I kept the Series fully invested to capitalize on--in my view--a near-perfect investment environment. Throughout the year, I remained committed to my stock selection discipline of choosing well-managed, moderate growth companies that are attractively valued.

Some of my favorites over the past 12 months included Allstate Insurance, Eli Lily, Warner Lambert and Pfizer. I also maintained a substantial weighting in oil services stocks but eliminated positions late in the year in the face of falling oil prices.

In addition, the technology sector provided attractive investment opportuni-ties--as well as several disappointments. Compaq Computer was a significant contributor to performance, while a handful of other holdings failed to live up to expectations.

Finally, over the course of the year, I shied away from many sectors including utilities, biotechnology and basic industries such as steel, paper, chemicals and aluminum. I failed to find issues that met my demanding investment crite-ria--specifically, the potential to produce greater-than-average increases in earnings.

Q. HOW DO YOU DESCRIBE YOUR STOCK SELECTION PROCESS?

A. When selecting stocks for the Series, I combine a top-down and bottom-up approach. I first look at the overall economic picture, including the level and direction of interest rates, the pace of economic growth as well as the potential impact of inflation. I then conduct a thorough analysis of indus-tries and companies--evaluating the fundamentals of each on a case-by-case ba-sis.

The end result is a carefully selected portfolio of 20 to 30 stocks that I be-lieve will deliver earnings growth in excess of investor expectations--at rea-sonable prices. Why focus on earnings? Because I believe, over time, a stock's price will follow the direction of earnings.

Q. WHAT FACTORS HELPED OR HURT SERIES PERFORMANCE DURING THE YEAR?

A. The Series' emphasis on oil services, insurance and drug and health care-related stocks contributed positively to performance while several of the Se-ries' technology issues lagged.

Q. WHAT IS YOUR OUTLOOK FOR 1998?

A. Looking ahead, I expect a continuation of moderate economic growth and low inflation--an environment favorable for equities. Growth in production capac-ity remains vigorous--welcome news amidst an unemployment rate that's near a 25-year low. This growth in capacity can allow production to expand while keeping inflation under control.

Surprisingly, economic problems in Asia could prove beneficial to our economy here in the United States. Lower-priced Asian imports could help keep infla-tion pressures in check, offsetting the potential inflationary impact of ex-tremely high employment levels.

As always, I continue to focus on well-established, reasonably priced compa-nies in industries that appear to offer the greatest potential for growth.

            A $10,000 Investment Compared to the S&P 500 Index/19/

                           [LINE GRAPH APPEARS HERE]


                                 Zenith Capital
                                     Growth               S&P 500
                                 --------------           -------
            12/31/87                 10,000                10,000
            12/31/88                  9,121                11,649
            12/31/89                 11,927                15,329
            12/31/90                 11,511                14,852
            12/31/91                 17,726                19,358
            12/31/92                 16,654                20,831
            12/31/93                 19,149                22,921
            12/31/94                 17,794                23,232
            12/31/95                 24,561                31,931
            12/31/96                 29,737                39,243
            12/31/97                 36,719                52,317




[X] FUND FACTS

GOAL: Long-term growth of capital.

START DATE: August 26, 1983

SIZE: $1.4 billion as of December 31, 1997

MANAGER: G. Kenneth Heebner, since 1983; portfolio manager of New England Growth Fund since 1976, CGM Capital Development Fund since 1976, CGM Mutual Fund since 1981, CGM Realty Fund since May 1994 and CGM Fixed Income Fund since June 1993. CGM Focus Fund since May 1997.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--99.6% OF TOTAL NET ASSETS

  SHARES                                                             VALUE (A)
           AIRLINES--14.3%
   653,400 AMR Corp.(c)..........................................   $ 83,961,900
   630,000 Delta Air Lines.......................................     74,970,000
   492,200 UAL Corp.(c)..........................................     45,528,500
                                                                    ------------
                                                                     204,460,400
                                                                    ------------
           AUTOMOTIVE & RELATED--5.0%
   635,000 Volkswagen AG (ADR)(d)................................     70,961,250
                                                                    ------------
           BANKS--9.9%
 1,215,000 Bank of New York......................................     70,242,188
   967,000 BankAmerica Corp. ....................................     70,591,000
                                                                    ------------
                                                                     140,833,188
                                                                    ------------
           BANKS--MONEY CENTER--10.2%
   665,000 Chase Manhattan.......................................     72,817,500
   570,000 Citicorp..............................................     72,069,375
                                                                    ------------
                                                                     144,886,875
                                                                    ------------
           BEVERAGE & TOBACCO--6.0%
 1,900,000 Philip Morris Companies...............................     86,093,750
                                                                    ------------
           COMPUTER SOFTWARE & SERVICES--15.4%
 1,280,000 Compaq Computer Corp..................................     72,240,000
   889,000 Computer Sciences Corp.(c)............................     74,231,500
   877,500 Dell Computer Corp.(c)................................     73,710,000
                                                                    ------------
                                                                     220,181,500
                                                                    ------------
           DRUGS--15.7%
 1,090,000 Eli Lilly.............................................     75,891,250
   960,000 Pfizer, Inc...........................................     71,580,000
   616,000 Warner Lambert Co. ...................................     76,384,000
                                                                    ------------
                                                                     223,855,250
                                                                    ------------
           ELECTRONICS--3.8%
   895,000 Philips Electronics NV (ADR)(d).......................     54,147,500
                                                                    ------------

  SHARES                                                            VALUE (A)
           FOOD--RETAILERS/
            WHOLESALERS--6.1%
 1,408,000 Hershey Foods Corp..................................   $   87,208,000
                                                                  --------------
           INSURANCE--9.2%
   741,275 American International Group, Inc. .................       80,613,656
   649,000 Jefferson Pilot.....................................       50,540,875
                                                                  --------------
                                                                     131,154,531
                                                                  --------------
           MACHINERY--4.0%
   970,000 Deere & Co. ........................................       56,563,125
                                                                  --------------
           Total Common Stock
            (Identified Cost $1,272,820,990)...................    1,420,345,369
                                                                  --------------

SHORT-TERM INVESTMENT--0.6%

    FACE
   AMOUNT
 $7,975,000 Chevron Oil Finance Co.,
             6.750%, 1/02/98.................................        7,975,000
                                                                --------------
            Total Short-Term Investment
             (Identified Cost $7,975,000)....................        7,975,000
                                                                --------------
            Total Investments--100.2%
             (Identified Cost $1,280,795,990)(b).............    1,428,320,369
            Other assets less liabilities....................      (2,601,281)
                                                                --------------
            TOTAL NET ASSETS--100%...........................   $1,425,719,088
                                                                ==============
(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1997 the net unrealized appreciation on investments based on cost of $1,284,903,823 for federal income tax purposes was as follows:
            Aggregate gross unrealized appreciation for all
             investments in which there is an excess of value
             over tax cost...................................   $  195,619,085
            Aggregate gross unrealized depreciation for all
             investments in which there is an excess of tax
             cost over value.................................      (52,202,539)
                                                                --------------
            Net unrealized appreciation .....................   $  143,416,546
                                                                ==============

(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value...............................              $1,428,320,369
 Cash...............................................                       1,152
 Receivable for:
 Fund shares sold...................................                     607,979
 Securities sold....................................                   9,892,123
 Dividends and interest.............................                   1,037,671
 Foreign taxes......................................                      41,232
                                                                  --------------
                                                                   1,439,900,526
LIABILITIES
 Payable for:
 Securities purchased...............................  $12,261,420
 Fund shares redeemed...............................    1,075,077
 Accrued expenses:
 Management fees....................................      744,190
 Deferred trustees' fees............................       72,941
 Other..............................................       27,810
                                                      -----------
                                                                      14,181,438
                                                                  --------------
                                                                  $1,425,719,088
                                                                  ==============
NET ASSETS
 Net Assets consist of:
 Capital paid in....................................              $1,223,547,466
 Undistributed net investment income................                      70,406
 Accumulated net realized gains.....................                  54,576,837
 Unrealized appreciation on investments.............                 147,524,379
                                                                  --------------
NET ASSETS..........................................              $1,425,719,088
                                                                  ==============
Computation of offering price:
Net asset value and redemption price per share
 ($1,425,719,088 divided by 3,567,853 shares of
 beneficial interest)...............................              $       399.60
                                                                  ==============
Identified cost of investments......................              $1,280,795,990
                                                                  ==============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
INVESTMENT INCOME
 Dividends.........................................             $  15,597,895(a)
 Interest..........................................                   370,163
                                                                -------------
                                                                   15,968,058
EXPENSES
 Management fees...................................  $8,434,722
 Trustees' fees and expenses.......................      55,844
 Custodian.........................................     178,897
 Audit and tax services............................       9,661
 Legal.............................................      22,022
 Printing..........................................     277,450
 Miscellaneous.....................................      11,866
                                                     ----------
 Total expenses....................................                 8,990,462
                                                                -------------
NET INVESTMENT INCOME..............................                 6,977,596
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Realized gain on:
 Investments--net..................................               362,271,018
 Unrealized depreciation on:
 Investments--net..................................              (100,549,025)
                                                                -------------
Net gain on investment transactions................               261,721,993
                                                                -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........             $ 268,699,589
                                                                =============

(a)Net of foreign taxes of: $121,501.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED      YEAR ENDED
                                                  DECEMBER 31,    DECEMBER 31,
                                                      1996            1997
                                                 --------------  --------------
FROM OPERATIONS
 Net investment income.........................  $    7,929,365  $    6,977,596
 Net realized gain on investments..............      68,632,360     362,271,018
 Unrealized appreciation (depreciation) on
  investments..................................     121,815,567    (100,549,025)
                                                 --------------  --------------
 INCREASE IN NET ASSETS FROM OPERATIONS........     198,377,292     268,699,589
                                                 --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.........................      (7,921,505)     (6,943,584)
 Net realized gain on investments..............     (57,069,463)   (339,035,607)
                                                 --------------  --------------
                                                    (64,990,968)   (345,979,191)
                                                 --------------  --------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares..................     236,084,630     281,227,370
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income......       7,921,505       6,943,584
 Distributions from net realized gain..........      57,069,463     339,035,607
                                                 --------------  --------------
                                                    301,075,598     627,206,561
 Cost of shares redeemed.......................    (213,245,567)   (266,868,046)
                                                 --------------  --------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS...........................      87,830,031     360,338,515
                                                 --------------  --------------
 TOTAL INCREASE IN NET ASSETS..................     221,216,355     283,058,913
NET ASSETS
 Beginning of the year.........................     921,443,820   1,142,660,175
                                                 --------------  --------------
 End of the year...............................  $1,142,660,175  $1,425,719,088
                                                 ==============  ==============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year.........................  $       28,556  $       36,394
                                                 ==============  ==============
 End of the year...............................  $       36,394  $       70,406
                                                 ==============  ==============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares................         647,661         569,332
 Issued in connection with the reinvestment of:
 Distributions from net investment income......          18,320          17,731
 Distributions from net realized gain..........          83,188         845,144
                                                 --------------  --------------
                                                        749,169       1,432,207
 Redeemed......................................        (533,320)       (539,860)
                                                 --------------  --------------
 Net change....................................         215,849         892,347
                                                 ==============  ==============

FINANCIAL HIGHLIGHTS

                                      YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------
                            1993      1994      1995       1996        1997
                          --------  --------  --------  ----------  ----------
Net Asset Value,
 Beginning of Year....... $ 322.23  $ 351.63  $ 312.30  $   374.62  $   427.08
                          --------  --------  --------  ----------  ----------
Income From Investment
 Operations
 Net Investment Income...     2.12      5.28      3.47        3.08        2.52
 Net Realized and
  Unrealized Gain (Loss)
  on Investments.........    46.21    (30.54)   114.91       74.80       95.67
                          --------  --------  --------  ----------  ----------
 Total From Investment
  Operations.............    48.33    (25.26)   118.38       77.88       98.19
                          --------  --------  --------  ----------  ----------
Less Distributions
 Distributions From Net
  Investment Income......    (2.18)    (5.15)    (3.48)      (3.08)      (2.52)
 Distributions From Net
  Realized Capital Gains.   (16.75)    (8.92)   (52.58)     (22.34)    (123.15)
                          --------  --------  --------  ----------  ----------
 Total Distributions.....   (18.93)   (14.07)   (56.06)     (25.42)    (125.67)
                          --------  --------  --------  ----------  ----------
Net Asset Value, End of
 Year.................... $ 351.63  $ 312.30  $ 374.62  $   427.08  $   399.60
                          ========  ========  ========  ==========  ==========
TOTAL RETURN (%).........    14.97     (7.07)    38.03       21.08       23.48
Ratio of Operating
 Expenses to Average Net
 Assets (%)..............     0.68      0.67      0.71        0.69        0.67
Ratio of Net Investment
 Income to Average Net
 Assets (%)..............     0.67      1.61      0.92        0.79        0.52
Portfolio Turnover Rate
 (%).....................      169       140       242         207         214
Average Commission
 Rate(a).................       --        --        --  $   0.0669  $   0.0691
Net Assets, End of Year
 (000)................... $644,384  $667,127  $921,444  $1,142,660  $1,425,719

(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

LOOMIS SAYLES AVANTI GROWTH SERIES*
PORTFOLIO MANAGERS: SCOTT PAPE AND BRUCE EBEL
LOOMIS, SAYLES & COMPANY, L.P.

[PHOTO OF SCOTT PAPE AND BRUCE EBEL
   APPEARS HERE]

Q. PLEASE COMMENT ON THE SERIES' 1997 PERFORMANCE.

A. We were somewhat disappointed in the Series' 1997 results. The Loomis Sayles Avanti Growth Series' total return for the year (based on net asset value) was 17.35%, compared to 33.2% for the S&P 500 Index, an unmanaged in-dex. The Series' return reflects an $12.71 per share gain in net asset value to $170.59 and the reinvestment of $14.41 per share in capital gains distributions.

While major market indicators like the S&P 500 and the Dow Jones Industrial Average surged ahead again this year, the bulk of their gains came from a lim-ited number of large-capitalization companies. The broader market, including smaller- and mid-cap companies, like those to which we have committed a por-tion of the Series' portfolio, produced more modest gains. For example, the Russell 2000, a small-cap index, rose 22.4%, while the NASDAQ Industrial In-dex, which represents the non-financial stocks in the broad-based NASDAQ In-dex, added only 22.0%.

Q. HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT?

A. America's "Goldilocks" economy--neither too hot nor too cold--has inspired continued investor confidence for several years. Inflation figures have re-peatedly come in below many forecasts, fueling rises in both fixed-income and equity markets. Adding to investor comfort, the Federal Reserve Board was dis-inclined to rock the economic boat by raising interest rates. And corporate profits exceeded expectations in every quarter of the year. The effect on in-vestors was clear, as the flow of cash into financial assets continued at a vigorous pace.

Market activity went through three distinct phases in 1997. During the first quarter, investors favored large-capitalization companies, just as they had in 1996, both because of greater earnings visibility and for defensive reasons. From April through October, a wider range of stocks attracted attention, and many averages overtook the blue-chip indicators temporarily. Then, as the looming currency crisis in Southeast Asia spread to the region's equity markets, investors once again fled to the relative safety of the very largest companies, reinstating the performance gap between the major indicators and the rest of the market.

We were encouraged through the middle part of the year by the strong rally in the broader market, a trend that we believe would have persisted but for the instability in Asia.

-------
* Please refer to prospectus supplement included with this Annual Report for information concerning change in subadviser for this Series effective May 1, 1998.

Q. GIVEN THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY DURING THE COURSE OF THE
YEAR?

A. Throughout 1997, we pursued the strategy that we had followed for the pre-vious 18 months, slightly over-weighting smaller and mid-sized companies. We believe that these companies represent the area of greatest earnings growth potential combined with attractive valuations. Recent turbulence in interna-tional markets reinforces our conviction, since these small- and mid-cap firms are generally focused on growing their businesses in markets here in the United States. While America's economic fundamentals remain strong, inflated prices of multi-national enterprises represent the primary threat to the mar-ket, in our opinion.

Therefore, during the second half of the year, we increased exposure to compa-nies that focus on the United States and moved away from those that focus on overseas economies. In that context, we note that all of the Series' holdings are based in the United States.

Q. WHAT WERE SOME OF THE FACTORS THAT AFFECTED PERFORMANCE, BOTH POSITIVELY AND NEGATIVELY?

A. Stock performance depended principally on company size. The Series' hold-ings that fit the market's demand for large, defensive companies with strong earnings did well. Among these were General Electric, Microsoft, Disney, John-son & Johnson, and Schlumberger (a major provider of oil drilling services).

A second group of companies also turned in strong earnings, but since they fell outside the large-cap pattern, share prices did not always keep up. Some examples: consumer-focused Starbucks, Cendank Corp.--a marketing services com-pany, Healthsouth--a manager of rehabilitation hospitals, and Fiserv, which provides data processing services.

Two notable disappointments were PETsMART, a chain of pet supply superstores and Ascend Communications, a developer and marketer of network communications products. Ascend experienced difficulties digesting its acquisition of Cascade Communications, while PETsMART's management scaled back expansion plans, hav-ing previously overextended the company's infrastructure and systems capabili-ties.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND ITS IMPLICATIONS FOR THE SERIES?

A. We think the array of good economic news--low inflation, moderate growth, low interest rates--will continue. However, the current recovery is now seven years old--and a moderate slowdown in 1998 would not surprise us. Contributing to this view are persistently high consumer debt levels and some indications of weakness in the closely watched automobile sector. Also, constrained Asian economies could weaken U.S.-based companies' exports into the region. A slump might also grow out of any Federal Reserve Board action or from simple exhaus-tion; either way, profits would come under pressure. In this scenario, the market would assess earnings prospects more closely, focusing on companies with the potential to produce consistent, predictable financial results.

The search for these opportunities is the foundation of our research-intensive management process. We seek to build a portfolio of America's premier compa-nies, those operating in dynamic growth markets, that are dominant in their industries and that have the potential to deliver real (inflation-adjusted) earnings growth over time.

            A $10,000 Investment Compared to the S&P 500 Index/19/

                           [LINE GRAPH APPEARS HERE]

                                  Avanti Growth            S&P 500
                                  -------------            -------
             4/30/93                 10,000                10,000
            12/31/93                 11,474                10,819
            12/31/94                 11,443                10,966
            12/31/95                 14,916                15,072
            12/31/96                 17,538                18,524
            12/31/97                 20,581                24,695


[X] FUND FACTS

GOAL: Long-term growth of capital.

START DATE: April 30, 1993

SIZE: $115 million as of December 31, 1997

MANAGERS: Scott Pape has co-managed the Series since 1993; Bruce Ebel began co-managing the Series in June 1996. They also both manage the New England Capital Growth Fund. Mr. Pape joined Loomis Sayles in 1991 and Mr. Ebel joined Loomis Sayles in 1994.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES AVANTI GROWTH SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--97.8% OF NET ASSETS

 SHARES                                                              VALUE (A)

        AEROSPACE--1.2%
 28,500 Boeing Co. ..............................................   $  1,394,719
                                                                    ------------
        AIRLINES--1.5%
 67,800 Southwest Airlines Co. ..................................      1,669,575
                                                                    ------------
        BANKS--2.1%
  5,700 Star Banc Corp. .........................................        327,037
 18,200 US Bancorp ..............................................      2,037,262
                                                                    ------------
                                                                       2,364,299
                                                                    ------------
        BEVERAGES--0.9%
 16,100 Coca-Cola Co. ...........................................      1,072,662
                                                                    ------------
        BUSINESS SERVICES--15.2%
 58,000 ABR Information Services, Inc.(c)........................      1,384,750
 35,500 Automatic Data Processing................................      2,178,812
 12,000 Cambridge Technology Partners............................        499,500
 44,200 Checkfree Corp. .........................................      1,193,400
 53,400 Cintas Corp. ............................................      2,082,600
 24,700 Corrections Corp. America................................        915,444
 12,500 Danka Business Systems ADR(d)............................        199,219
 45,400 First Data Corp. ........................................      1,327,950
 49,750 Fiserv, Inc.(c)..........................................      2,443,969
 40,850 Paychex, Inc. ...........................................      2,068,031
 11,400 Stewart Enterprises, Inc. ...............................        531,525
 63,100 Sun Guard Data Systems ..................................      1,956,100
 31,950 Sykes Enterprises, Inc.(c)...............................        623,025
                                                                    ------------
                                                                      17,404,325
                                                                    ------------
        CHEMICALS--1.5%
  4,500 EI du Pont de Nemours & Co. .............................        270,281
 34,100 Monsanto Co. ............................................      1,432,200
                                                                    ------------
                                                                       1,702,481
                                                                    ------------
        COMPUTERS & BUSINESS EQUIPMENT--1.2%
 11,100 Diebold, Inc. ...........................................        561,937
 29,400 EMC Corp. ...............................................        806,662
                                                                    ------------
                                                                       1,368,599
                                                                    ------------
        COMPUTER SOFTWARE & SERVICES--12.9%
 16,700 America Online, Inc. ....................................      1,489,431
 41,100 Cisco Systems, Inc.(c)...................................      2,291,325
 13,800 Computer Associates International, Inc. .................        729,675
 27,400 Compuware Corp. .........................................        876,800
 51,700 HBO & Co. ...............................................      2,481,600
 30,500 HNC Software, Inc.(c)....................................      1,311,500
 14,200 Microsoft Corp.(c).......................................      1,835,350
 22,600 Networks Associates, Inc. ...............................      1,194,975
 47,500 Parametric Technology Corp.(c)...........................      2,250,312
 10,000 Security Dynamics Technologies...........................        357,500
                                                                    ------------
                                                                      14,818,468
                                                                    ------------

 SHARES                                                            VALUE (A)

         CONGLOMERATES--1.1%
  29,400 Thermo Electron Corp.(c)..............................   $  1,308,300
                                                                  ------------
         CONSTRUCTION MATERIALS--0.8%
  24,100 Fastenal Co. .........................................        921,825
                                                                  ------------
         ELECTRICAL EQUIPMENT--2.7%
  42,200 General Electric Co. .................................      3,096,425
                                                                  ------------
         ELECTRONIC COMPONENTS--6.3%
  26,600 Altera Corp. .........................................        881,125
  49,200 Cymer, Inc. ..........................................        738,000
  20,500 Intel Corp. ..........................................      1,440,125
  60,281 Molex, Inc. Class A...................................      1,733,079
  42,000 Solectron Corp.(c)....................................      1,745,625
  14,800 Texas Instruments, Inc. ..............................        666,000
                                                                  ------------
                                                                     7,203,954
                                                                  ------------
         FINANCIAL SERVICES--3.7%
  32,450 Charles Schwab Corp., New.............................      1,360,872
  12,400 Federal National Mortgage Association.................        707,575
  33,100 MGIC Investment Corp. Wisconsin.......................      2,201,150
                                                                  ------------
                                                                     4,269,597
                                                                  ------------
         FOODS--0.5%
   8,500 Hershey Foods Corp....................................        526,469
                                                                  ------------
         HEALTH CARE--MEDICAL TECHNOLOGY--3.7%
  13,000 Arterial Vascular Engineering, Inc. ..................        845,000
  15,500 Boston Scientific Corp.(c)............................        711,062
  37,300 Cardiothoracic Systems, Inc. .........................        205,150
  36,300 Idexx Laboratories, Inc.(c)...........................        578,531
  29,200 Medtronic, Inc. ......................................      1,527,525
  17,000 Perclose, Inc. .......................................        327,250
                                                                  ------------
                                                                     4,194,518
                                                                  ------------
         HEALTH CARE--DRUGS--8.5%
  18,600 Abbott Laboratories...................................      1,219,462
  29,000 Amgen, Inc.(c)........................................      1,569,625
   7,100 Eli Lilly & Co. ......................................        494,337
  16,900 Johnson & Johnson.....................................      1,113,287
  14,600 Merck & Co. ..........................................      1,551,250
  22,100 Omnicare, Inc. .......................................        685,100
 107,000 Oncor, Inc.(c)........................................        494,875
  15,500 Pfizer, Inc. .........................................      1,155,719
  23,000 Somatogen, Inc.(c)....................................        102,062
  10,400 Warner Lambert Co. ...................................      1,289,600
                                                                  ------------
                                                                     9,675,317
                                                                  ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES AVANTI GROWTH SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                              VALUE (A)

         HEALTH CARE--SERVICES--2.9%
  40,000 American Physician Partners, Inc. ......................   $    425,000
  77,700 Healthsouth Corp.(c)....................................      2,156,175
  26,900 Phycor, Inc.(c).........................................        726,300
                                                                    ------------
                                                                       3,307,475
                                                                    ------------
         HOTELS & RESTAURANTS--2.4%
  38,000 Einstein Noah Bagel Corp.(c)............................        211,375
  67,000 Starbucks Corp.(c)......................................      2,571,125
                                                                    ------------
                                                                       2,782,500
                                                                    ------------
         HOUSEHOLD PRODUCTS--3.6%
   5,700 Corning, Inc. ..........................................        211,612
  27,268 Gillette Co.............................................      2,738,730
  27,500 Newell Co...............................................      1,168,750
                                                                    ------------
                                                                       4,119,092
                                                                    ------------
         INSURANCE--2.4%
  18,900 American International Group, Inc. .....................      2,055,375
   3,200 General Re Corp. .......................................        678,400
                                                                    ------------
                                                                       2,733,775
                                                                    ------------
         LEISURE TIME--1.1%
  13,000 Walt Disney Co. ........................................      1,287,812
                                                                    ------------
         MACHINERY--1.7%
  33,200 Illinois Tool Works, Inc................................      1,996,150
                                                                    ------------
         OFFICE EQUIPMENT & SUPPLIES--0.3%
  10,325 3Com Corp...............................................        360,730
                                                                    ------------
         OIL--INDEPENDENT PRODUCERS--1.4%
  20,000 Anadarko Petroleum Corp.................................      1,213,750
   4,300 Ocean Energy, Inc.......................................        212,044
  20,000 Unit Corp. .............................................        192,500
                                                                    ------------
                                                                       1,618,294
                                                                    ------------
         OIL--MAJOR INTEGRATED--0.4%
   5,400 Amoco Corp. ............................................        459,675
                                                                    ------------
         OIL SERVICES--2.1%
   8,900 Baker Hughes, Inc. .....................................        388,262
   7,700 Nabors Industries, Inc. ................................        242,069
  10,100 Rowan Companies(c)......................................        308,050
  18,900 Schlumberger, Ltd. .....................................      1,521,457
                                                                    ------------
                                                                       2,459,838
                                                                    ------------
         RETAIL--2.5%
   6,000 Kohls Corp..............................................        408,750
   6,500 Nordstrom, Inc. ........................................        392,437
  42,500 Walgreen Co.............................................      1,333,437
  16,800 Wal-Mart Stores, Inc. ..................................        662,550
                                                                    ------------
                                                                       2,797,174
                                                                    ------------
         RETAIL SPECIALTY--4.7%
  73,125 Cendant Corp. ..........................................      2,513,672
  32,650 Home Depot, Inc. .......................................      1,922,269
 135,000 PETsMART, Inc.(c).......................................        978,750
                                                                    ------------
                                                                       5,414,691
                                                                    ------------

   SHARES                                                          VALUE (A)

            TELECOMMUNICATION EQUIPMENT--6.4%
     32,100 Andrew Corp........................................   $    770,400
     25,970 Ascend Communications, Inc.........................        636,265
     22,700 Ciena Corp. .......................................      1,387,537
      3,200 Lucent Technologies, Inc. .........................        255,600
     46,800 PairGain Technologies, Inc.(c).....................        906,750
     22,900 QUALCOMM, Inc.(c)..................................      1,156,450
     41,300 Tellabs, Inc.(c)...................................      2,183,737
                                                                  ------------
                                                                     7,296,739
                                                                  ------------
            TELECOMMUNICATION SERVICES--0.8%
      7,000 Ameritech Corp.....................................        563,500
     10,100 Cox Communications, Inc. ..........................        404,631
                                                                  ------------
                                                                       968,131
                                                                  ------------
            TOBACCO--1.3%
     33,500 Philip Morris Companies, Inc.......................      1,517,969
                                                                  ------------
            Total Common Stocks (Identified Cost $92,806,572)..    112,111,578
                                                                  ------------

SHORT TERM INVESTMENT--3.7%
    FACE
   AMOUNT
 $4,270,000 Repurchase Agreement with State Street Bank & Trust dated 12/31/97 at 5.000% to be repurchased at
             $4,276,186 on 1/02/98 collateralized by $4,275,000
             U.S. Treasury Note 6.375% due 4/30/99 with a value
             of $4,356,995.....................................      4,270,000
                                                                  ------------
            Total Short-Term Investment
             (Identified cost $4,270,000)......................      4,270,000
                                                                  ------------
            Total Investments 101.5%
             (Identified cost $97,076,572)(b)..................    116,381,578
            Other assets less liabilities......................    (1,764,999)
                                                                  ------------
            TOTAL NET ASSETS--100%.............................   $114,616,579
                                                                  ============
(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1997 the net unrealized appreciation on investments based on cost of $97,214,888 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..........  $ 26,256,306
     Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value..........   (7,089,616)
                                                                    ------------
     Net unrealized appreciation..................................  $ 19,166,690
                                                                    ============

(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a US bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES AVANTI GROWTH SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value..................................             $116,381,578
 Cash..................................................                      613
 Receivable for:
 Fund shares sold......................................                  256,123
 Securities sold.......................................                  265,940
 Dividends and interest................................                   60,406
                                                                    ------------
                                                                     116,964,660
LIABILITIES
 Payable for:
 Securities purchased..................................  $1,971,204
 Fund shares redeemed..................................     291,076
 Withholding taxes.....................................         440
 Miscellaneous.........................................         474
 Accrued expenses:
 Management fees.......................................      66,154
 Deferred trustees' fees...............................       3,464
 Other.................................................      15,269
                                                         ----------
                                                                       2,348,081
                                                                    ------------
                                                                    $114,616,579
                                                                    ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.......................................             $ 93,693,284
 Accumulated net realized gains........................                1,618,289
 Unrealized appreciation on investments................               19,305,006
                                                                    ------------
NET ASSETS.............................................             $114,616,579
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($114,616,579 divided by 671,881 shares of beneficial
 interest).............................................             $     170.59
                                                                    ============
Identified cost of investments.........................             $ 97,076,572
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
INVESTMENT INCOME
 Dividends............................................            $   533,739(a)
 Interest.............................................                166,344
                                                                  -----------
                                                                      700,083
EXPENSES
 Management fees......................................  $711,667
 Trustees' fees and expenses..........................    20,257
 Custodian............................................    55,641
 Audit and tax services...............................     7,591
 Legal................................................    24,112
 Printing.............................................    49,010
 Miscellaneous........................................     3,181
                                                        --------
  Total expenses......................................   871,459
  Less expenses assumed by the investment adviser.....    (7,292)     864,167
                                                        --------  -----------
NET INVESTMENT LOSS...................................               (164,084)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Realized gain on:
 Investments--net.....................................              9,407,484
 Unrealized appreciation on:
 Investments--net.....................................              6,733,998
                                                                  -----------
Net gain on investment transactions...................             16,141,482
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS............            $15,977,398
                                                                  ===========

(a) Net of foreign taxes of: $861.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES AVANTI GROWTH SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,
                                                          1996          1997
                                                      ------------  ------------
FROM OPERATIONS
 Net investment income (loss).......................  $    49,436   $   (164,084)
 Net realized gain on investments...................    4,796,759      9,407,484
 Unrealized appreciation on investments.............    5,241,031      6,733,998
                                                      -----------   ------------
 INCREASE IN NET ASSETS FROM OPERATIONS.............   10,087,226     15,977,398
                                                      -----------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..............................      (56,514)             0
 Net realized gain on investments...................   (4,542,510)    (8,951,638)
                                                      -----------   ------------
                                                       (4,599,024)    (8,951,638)
                                                      -----------   ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares.......................   40,573,027     43,452,563
 Net asset value of shares issued in connection with
  the reinvestment of:
 Distributions from net investment income...........       56,514              0
 Distributions from net realized gain...............    4,542,510      8,951,638
                                                      -----------   ------------
                                                       45,172,051     52,404,201
 Cost of shares redeemed............................  (16,825,278)   (27,480,727)
                                                      -----------   ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS......................................   28,346,773     24,923,474
                                                      -----------   ------------
 TOTAL INCREASE IN NET ASSETS.......................   33,834,975     31,949,234
NET ASSETS
 Beginning of the year..............................   48,832,370     82,667,345
                                                      -----------   ------------
 End of the year....................................  $82,667,345   $114,616,579
                                                      ===========   ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year..............................  $     6,362   $          0
                                                      ===========   ============
 End of the year....................................  $         0   $          0
                                                      ===========   ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.....................      265,834        255,355
 Issued in connection with the reinvestment of:
 Distributions from net investment income...........          313              0
 Distributions from net realized gain...............       22,968         52,904
                                                      -----------   ------------
                                                          289,115        308,259
 Redeemed...........................................     (108,338)      (159,978)
                                                      -----------   ------------
 Net change.........................................      180,777        148,281
                                                      ===========   ============

FINANCIAL HIGHLIGHTS

                          APRIL 30, 1993(A)
                               THROUGH       YEAR     YEAR     YEAR      YEAR
                            DECEMBER 31,     ENDED    ENDED    ENDED    ENDED
                                1993         1994     1995     1996      1997
                          ----------------- -------  -------  -------  --------
Net Asset Value,
 Beginning of Year......       $100.00      $113.67  $112.77  $142.44  $ 157.88
                               -------      -------  -------  -------  --------
Income From Investment
 Operations
 Net Investment Income..          0.18         0.59     0.42     0.11         0
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........         14.56        (0.89)   33.80    24.88     27.12
                               -------      -------  -------  -------  --------
 Total From Investment
  Operations............         14.74        (0.30)   34.22    24.99     27.12
                               -------      -------  -------  -------  --------
Less Distributions
 Distributions From Net
  Investment Income.....         (0.18)       (0.60)   (0.40)   (0.13)     0.00
 Distributions From Net
  Realized Capital
  Gains.................         (0.67)        0.00    (4.15)   (9.42)   (14.41)
 Distributions From
  Paid-in Capital.......         (0.22)        0.00     0.00     0.00      0.00
                               -------      -------  -------  -------  --------
 Total Distributions....         (1.07)       (0.60)   (4.55)   (9.55)   (14.41)
                               -------      -------  -------  -------  --------
Net Asset Value, End of
 Year...................       $113.67      $112.77  $142.44  $157.88  $ 170.59
                               =======      =======  =======  =======  ========
TOTAL RETURN (%)........         14.74(c)     (0.27)   30.35    17.58     17.35
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.85(b)      0.84     0.85     0.85      0.85
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          0.46(b)      0.67     0.37     0.08     (0.16)
Portfolio Turnover Rate
 (%)....................            21(b)        67       58       65        49
Average Commission
 Rate(d)................            --           --       --  $0.0508  $ 0.0504
Net Assets, End of Year
 (000)..................       $11,972      $25,622  $48,832  $82,667  $114,617
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          0.89(b)      0.84     1.06     0.92      0.86

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

DAVIS VENTURE VALUE SERIES
PORTFOLIO MANAGER: CHRISTOPHER C. DAVIS
DAVIS SELECTED ADVISERS, L.P.


[PHOTO OF CHRISTOPHER C. DAVIS
   APPEARS HERE]

Q. HOW DID THE PORTFOLIO PERFORM DURING 1997?

A. The Davis Venture Value Series performed well this year. The Series had six month and one year total returns of 12.4% and 33.5%, respectively for the peri-ods ended 12/31/97. These numbers compare favorably to the Lipper Variable Products Growth Fund/11/ average of 10.4% and 25.3%, over the same periods.

Q. HOW DID YOU MANAGE THE SERIES?

A. In general 1997 delivered strong returns to equity investors, and by remain-ing true to our investment discipline, we continued to find opportunities to purchase good stocks with strong long-term growth potential when they were tem-porarily out of favor in the market.

Our investments in financial services companies, energy-related companies and technology companies continued to drive our performance. Currently, Travelers, American Express and General Re are among our top holdings in the financial services sector.

IBM, one of the portfolio's largest holdings, and Intel are two technology com-panies that we expect to generate solid returns over the long-term, and the en-ergy sector continues to be a focus for the portfolio. Schlumberger and Haliburton are two energy-related holdings that we believe offer investors long-term growth opportunity.

Overall, stocks of financial services, technology and energy- related companies comprise approximately 22% of the portfolio's total holdings.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. We believe the long-term case for investing in equities remains strong. But we have already enjoyed a long bull market with a lack of major corrections, and we are now entering a period when investors' expectations should be lower.

From our perspective, the way to get a bargain at this stage in a bull market is to take advantage of volatility on the downside. By knowing companies well through careful research, we can move quickly and act with conviction when there is inevitable rotation out of one industry group into another.

Assuming a starting level of 8,000 for the Dow and compounding that figure at 7% annually, the Dow would be at 64,000 in three decades. Even assuming a starting level of 6,000 and compounding that amount at 7% a year, the Dow would reach 48,000 in 30 years. Either figure is so far ahead of where the market is today that we tend not to worry about the next 2,000 points on the Dow. This compelling, long-term potential is why we intend to remain committed owners of equities in 1998, investing in shares of strong companies when they are out of favor in the market.

               A $10,000 Investment Compared to the S&P 500/19/

                           [LINE GRAPH APPEARS HERE]


                                 Davis Venture
                                      Value               S&P 500
                                 -------------            -------
            10/31/94                 10,000                10,000
            12/31/94                  9,650                 9,793
            12/31/95                 13,441                13,461
            12/31/96                 16,914                16,544
            12/31/97                 22,580                22,055

[X] FUND FACTS

GOAL: Growth of capital

START DATE: October 31, 1994

SIZE: $280 million as of December 31, 1997

MANAGER: Christopher C. Davis has been the manager of the Series since February 1997. Previously, he was co-portfolio manager with Shelby M.C. Davis from October 1995 to February 1997.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--87.6% OF TOTAL NET ASSETS

 SHARES                                                              VALUE (A)
         AEROSPACE--0.8%
  46,700 Boeing Co. .............................................   $  2,285,381
                                                                    ------------
         AGRICULTURE--1.1%
 140,222 Archer-Daniels-Midland Co. .............................      3,041,065
                                                                    ------------
         BANKS AND SAVINGS & LOANS--12.0%
  62,560 Banc One Corp. .........................................      3,397,790
  90,200 BankAmerica Corp. ......................................      6,584,600
     600 Barnett Banks, Inc. ....................................         43,125
  47,480 Citicorp................................................      6,003,253
   8,000 First Union Corp. ......................................        410,000
  16,700 Golden West Financial Corp. ............................      1,633,469
  36,400 State Street Corp. .....................................      2,118,025
  30,000 U.S. Bancorp............................................      3,358,125
  29,800 Wells Fargo & Co. ......................................     10,115,237
                                                                    ------------
                                                                      33,663,624
                                                                    ------------
         BUILDING MATERIALS--3.1%
 122,900 Masco Corp. ............................................      6,252,538
  71,300 Martin Marietta Materials, Inc. ........................      2,606,906
                                                                    ------------
                                                                       8,859,444
                                                                    ------------
         COMMUNICATION SERVICES--0.6%
  29,900 Qwest Communications(c).................................      1,779,050
                                                                    ------------
         CONSUMER PRODUCTS--5.6%
  14,200 American Home Products Corp. ...........................      1,086,300
   2,700 Coca-Cola Co. ..........................................        179,888
     900 Fortune Brands, Inc. ...................................         33,356
     900 Gallaher Group (ADR)(c)(d)..............................         19,237
   2,800 General Electric Co. ...................................        205,450
  78,500 Nestle S.A. (ADR)(d)....................................      5,890,656
  67,900 NIKE, Inc., Class B.....................................      2,665,075
 129,000 Philip Morris Cos.......................................      5,845,312
                                                                    ------------
                                                                      15,925,274
                                                                    ------------
         DIVERSIFIED FINANCIAL SERVICES--4.6%
 100,800 American Express Co. ...................................      8,996,400
  77,500 Federal Home Loan Mortgage Corp. .......................      3,250,156
  20,200 TCF Financial Corp. ....................................        685,537
                                                                    ------------
                                                                      12,932,093
                                                                    ------------
         DRILLING--1.0%
  45,100 Smith International, Inc.(c)............................      2,768,013
                                                                    ------------
         ELECTRONIC EQUIPMENT--2.0%
  18,887 Molex, Inc. ............................................        606,745
 109,600 Texas Instruments.......................................      4,932,000
                                                                    ------------
                                                                       5,538,745
                                                                    ------------

 SHARES                                                              VALUE (A)
         ENERGY--8.5%
     400 Amerada Hess Corp. .....................................   $     21,950
     300 Amoco Corp. ............................................         25,537
   1,000 Atlantic Richfield Co. .................................         80,125
  18,730 British Petrol (ADR)(d).................................      1,492,547
  86,200 Burlington Resources, Inc. .............................      3,862,838
   1,700 Chevron Corp. ..........................................        130,900
  47,200 Cooper Cameron Corp.(c).................................      2,879,200
   5,600 Exxon Corp. ............................................        342,650
  41,600 EVI, Inc.(c)............................................      2,152,800
 115,200 Halliburton Co. ........................................      5,983,200
     600 Mobil Corp. ............................................         43,312
   9,900 Nabors Industries, Inc.(c)..............................        311,231
  56,664 Noble Affiliates, Inc. .................................      1,997,406
  41,800 Schlumberger, Ltd. .....................................      3,364,900
     500 Sonat, Inc. ............................................         22,875
  27,800 Tosco Corp. ............................................      1,051,188
                                                                    ------------
                                                                      23,762,659
                                                                    ------------
         FOOD & RESTAURANT--3.0%
 152,400 McDonald's Corp. .......................................      7,277,100
  63,450 Tyson Foods, Inc. ......................................      1,300,725
                                                                    ------------
                                                                       8,577,825
                                                                    ------------
         INFORMATION SERVICES--0.0%
     100 Cognizant Corp. ........................................          4,456
                                                                    ------------
         INTERNATIONAL CLOSED-END INVESTMENT COMPANY--0.3%
 106,934 Morgan Stanley Asia Pacific Fund, Inc. .................        795,322
                                                                    ------------
         INVESTMENT FIRMS--3.9%
  24,300 Donaldson, Lufkin & Jenrette............................      1,931,850
  18,700 J.P. Morgan & Co., Inc. ................................      2,110,763
 115,855 Morgan Stanley Dean Witter..............................      6,849,927
                                                                    ------------
                                                                      10,892,540
                                                                    ------------
         LIFE INSURANCE--1.4%
  90,950 SunAmerica, Inc. .......................................      3,888,112
                                                                    ------------
         MANUFACTURING--0.6%
  51,100 Applied Materials(c)....................................      1,539,388
     200 Dow Chemical Co. .......................................         20,300
     800 Maytag Corp. ...........................................         29,850
                                                                    ------------
                                                                       1,589,538
                                                                    ------------
         MARKETING--0.0%
      33 ACNeilson Corp.(c)......................................            804
                                                                    ------------
         OIL--0.8%
  15,700 J.Ray McDermott S.A.(c).................................        675,100
  11,200 McDermott International.................................        410,200
  38,800 Pioneer Natural Resources...............................      1,122,775
                                                                    ------------
                                                                       2,208,075
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)


 SHARES                                                              VALUE (A)
         PAPER PRODUCTS--0.0%
     300 International Paper Co. ................................   $     12,937
     400 Union Camp Corp.........................................         21,475
                                                                    ------------
                                                                          34,412
                                                                    ------------
         PHARMACEUTICAL & HEALTH CARE--5.1%
  11,700 Bristol-Myers Squibb Co. ...............................      1,107,112
  13,600 Eli Lilly & Co. ........................................        946,900
  12,700 Johnson & Johnson.......................................        836,613
   5,800 Merck & Co. ............................................        616,250
  28,800 Novartis AG (ADR)(d)....................................      2,343,600
  42,300 Pfizer, Inc. ...........................................      3,153,994
 102,600 SmithKline Beecham (ADR)(d).............................      5,277,487
                                                                    ------------
                                                                      14,281,956
                                                                    ------------
         PROPERTY/CASUALTY INSURANCE--10.9%
  41,481 Allstate Corp...........................................      3,769,586
  12,650 American International Group, Inc.......................      1,375,688
  40,700 W.R. Berkley Corp.......................................      1,785,713
  36,700 Chubb Corp..............................................      2,775,438
  36,074 General Re Corp.........................................      7,647,688
  20,400 Progressive Corp., Ohio.................................      2,445,450
  29,050 Transatlantic Holdings, Inc.............................      2,077,075
 134,187 Travelers Group.........................................      7,229,325
  29,300 20th Century Industries, Inc. ..........................        761,800
  11,200 UNUM Corp. .............................................        609,000
                                                                    ------------
                                                                      30,476,763
                                                                    ------------
         PUBLISHING--1.6%
     100 Dun & Bradstreet Corp. .................................          3,094
  43,100 Gannet Co., Inc. .......................................      2,664,119
  27,100 News Corp. Ltd. (ADR)(d)................................        604,669
  20,400 Tribune Co..............................................      1,269,900
                                                                    ------------
                                                                       4,541,782
                                                                    ------------
         RAILROAD--4.0%
  63,400 Burlington Northern Santa Fe Corp. .....................      5,892,237
  48,300 Illinois Central Corp. .................................      1,645,219
  58,400 Union Pacific Corp......................................      3,646,350
                                                                    ------------
                                                                      11,183,806
                                                                    ------------
         REAL ESTATE--3.8%
   9,880 Crescent Operations, Inc.(c)............................        242,060
 103,200 Crescent Real Estate Equities...........................      4,063,500
  10,900 Federal Realty Investment Trust.........................        280,675
  52,200 General Growth Properties...............................      1,885,725
   2,400 Kimco Realty Corp.......................................         84,600
  63,500 Rouse Co................................................      2,079,625
     200 Simon DeBartolo Group...................................          6,537
  12,000 United Dominion Realty Trust............................        167,250

 SHARES                                                              VALUE (A)
  36,900 Vornado Realty Trust....................................   $  1,731,993
   3,300 Weingarten Realty SBI...................................        147,881
                                                                    ------------
                                                                      10,689,846
                                                                    ------------
         RETAIL--0.7%
  34,300 Harcourt General........................................      1,877,925
                                                                    ------------
         TECHNOLOGY--8.5%
 146,400 Hewlett-Packard Co. ....................................      9,150,000
  35,900 Intel Corp. ............................................      2,521,975
  93,700 International Business Machines.........................      9,797,506
  70,600 Novellus Systems, Inc.(c)...............................      2,281,262
                                                                    ------------
                                                                      23,750,743
                                                                    ------------
         TELECOMMUNICATIONS--3.7%
  94,500 Airtouch Communications, Inc.(c)........................      3,927,656
   4,852 Globalstar Telecommunications(c)........................        238,355
  18,900 Loral Space Communications(c)...........................        405,169
  78,700 Motorola, Inc. .........................................      4,490,819
     300 SBC Communications, Inc. ...............................         21,975
  68,200 360 Communications Co.(c)...............................      1,376,787
                                                                    ------------
                                                                      10,460,761
                                                                    ------------
         UTILITIES--0.0%
     300 Carolina Power & Light Co. .............................         12,731
     300 Duke Energy Co. ........................................         16,613
     200 Edison International....................................          5,437
     100 Enova Corp. ............................................          2,706
     200 New England Elecricial Systems..........................          8,550
     600 Southern Co.............................................         15,525
     200 Wisconsin Energy Corp. .................................          5,750
                                                                    ------------
                                                                          67,312
                                                                    ------------
         WASTE MANAGMENT--0.0%
     400 Waste Managment, Inc....................................         11,000
                                                                    ------------
         Total Common Stocks
          (Identified Cost $186,427,972).........................    245,888,326
                                                                    ------------


CONVERTIBLE PREFERRED STOCKS--0.4%

   5,696 Airtouch Communications, Inc.,
          Class C, 4.250%........................................        354,932
   1,700 Banc One Corp., $3.50, Series C.........................        178,713
   7,000 Devon Financing Trust, 6.500%...........................        519,750
   2,200 Rouse Co., Series B.....................................        111,100
   2,000 Vornada Realty Trust, 6.500%............................        132,000
                                                                    ------------
         Total Preferred Stocks
          (Identified Cost $1,101,074)...........................      1,296,495
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

SHORT TERM INVESTMENTS--12.0%


    FACE
   AMOUNT                                                            VALUE (A)
 $10,675,000 Federal Home Loan Bank,
              5.700%, 1/02/98....................................   $ 10,673,310
  10,295,000 Federal Home Loan Bank,
              5.720%, 1/05/98....................................     10,288,457
  12,640,000 Federal Home Loan Bank,
              4.900%, 1/08/98....................................     12,627,957
                                                                    ------------
             Total Short-Term Investments
              (Identified Cost $33,589,724)......................     33,589,724
                                                                    ------------
             Total Investments--100.1%
              (Identified Cost $221,118,770)(b)..................    280,774,545
             Other assets less liabilities(e)....................      (326,468)
                                                                    ------------
             TOTAL NET ASSETS--100%..............................   $280,448,077
                                                                    ============

(a) See Note 1a.
(b) Federal Tax Information:
    At December 31, 1997 the net unrealized appreciation on investments based on cost of $221,121,585 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $64,013,745
     Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value..............  (4,360,785)
                                                                     -----------
     Net unrealized appreciation...................................  $59,652,960
                                                                     ===========

(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a US bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States or Canada.
(e) Including deposits in foreign denominated currencies with a value of $25,561 and a cost of $24,985.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value..................................             $280,774,545
 Cash..................................................                   15,726
 Foreign cash at value (Cost $24,985)..................                   25,561
 Receivable for:
 Fund shares sold......................................                  816,935
 Dividends and interest................................                  333,554
 Foreign taxes.........................................                    3,157
 Unamortized organization..............................                    3,678
                                                                    ------------
LIABILITIES                                                          281,973,156
 Payable for:
 Securities purchased..................................  $1,052,309
 Fund shares redeemed..................................     232,453
 Accrued expenses:
 Management fees.......................................     215,187
 Deferred trustees' fees...............................       3,307
 Other.................................................      21,823
                                                         ----------
                                                                       1,525,079
                                                                    ------------
                                                                    $280,448,077
                                                                    ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.......................................             $220,341,787
 Accumulated net realized gains........................                  449,896
 Unrealized appreciation on investments and foreign
  currency.............................................               59,656,394
                                                                    ------------
NET ASSETS.............................................             $280,448,077
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($280,448,077 divided by 13,483,556 shares of
 beneficial interest)..................................             $      20.80
                                                                    ============
Identified cost of investments.........................             $221,118,770
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
INVESTMENT INCOME
 Dividends.........................................               $ 2,362,524(a)
 Interest..........................................                 1,125,427
                                                                  -----------
                                                                    3,487,951
EXPENSES
 Management fees...................................  $ 1,425,245
 Deferred expense reimbursement....................       96,162
 Trustees' fees and expenses.......................       25,786
 Custodian.........................................       64,879
 Audit and tax services............................       12,421
 Legal.............................................       22,022
 Printing..........................................       58,400
 Amortization of organization expenses.............        2,011
 Miscellaneous.....................................        3,365
                                                     -----------
  Total expenses...................................                 1,710,291
                                                                  -----------
NET INVESTMENT INCOME..............................                 1,777,660
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
 Realized gain on:
 Investments--net..................................    6,969,133
                                                     -----------
 Unrealized appreciation
  (depreciation) on:
 Investments--net..................................   41,444,987
 Foreign currency transactions--net................         (573)
                                                     -----------
  Total unrealized appreciation on investments and
   foreign currency transactions...................   41,444,414
                                                     -----------
 Net gain on investment transactions...............                48,413,547
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........               $50,191,207
                                                                  ===========

(a)Net of foreign taxes of: $11,295.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                         1996          1997
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $    833,527  $  1,777,660
 Net realized gain on investments..................     1,885,474     6,969,133
 Unrealized appreciation on investments and foreign
  currency transactions............................    14,269,167    41,444,414
                                                     ------------  ------------
 INCREASE IN NET ASSETS FROM OPERATIONS............    16,988,168    50,191,207
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................      (818,557)   (1,734,376)
 Net realized gain on investments..................    (1,709,985)   (6,838,667)
                                                     ------------  ------------
                                                       (2,528,542)   (8,573,043)
                                                     ------------  ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares......................    73,335,902   161,182,195
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........       818,557     1,734,376
 Distributions from net realized gain..............     1,709,985     6,838,667
                                                     ------------  ------------
                                                       75,864,444   169,755,238
 Cost of shares redeemed...........................   (17,180,011)  (39,114,351)
                                                     ------------  ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS.....................................    58,684,433   130,640,887
                                                     ------------  ------------
 TOTAL INCREASE IN NET ASSETS......................    73,144,059   172,259,051
NET ASSETS
 Beginning of the year.............................    35,044,967   108,189,026
                                                     ------------  ------------
 End of the year...................................  $108,189,026  $280,448,077
                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year.............................  $      3,911  $     17,317
                                                     ============  ============
 End of the year...................................  $     17,317  $          0
                                                     ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................     5,082,303     8,370,050
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........        49,916        85,008
 Distributions from net realized gain..............       106,943       335,095
                                                     ------------  ------------
                                                        5,239,162     8,790,153
 Redeemed..........................................    (1,190,115)   (2,030,066)
                                                     ------------  ------------
 Net change........................................     4,049,047     6,760,087
                                                     ============  ============

FINANCIAL HIGHLIGHTS

                                OCTOBER 31, 1994(A)
                                      THROUGH        YEAR      YEAR      YEAR
                                   DECEMBER 31,      ENDED    ENDED     ENDED
                                       1994          1995      1996      1997
                                ------------------- -------  --------  --------
Net Asset Value, Beginning of
 Year.........................        $10.00        $  9.62  $  13.10  $  16.09
                                      ------        -------  --------  --------
Income From Investment
 Operations
 Net Investment Income........          0.03           0.10      0.13      0.18
 Net Realized and Unrealized
  Gain (Loss) on Investments..         (0.38)          3.68      3.26      5.20
                                      ------        -------  --------  --------
 Total From Investment
  Operations..................         (0.35)          3.78      3.39      5.38
                                      ------        -------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income...........         (0.03)         (0.10)    (0.13)    (0.14)
 Distributions From Net
  Realized Capital Gains......          0.00          (0.20)    (0.27)    (0.53)
                                      ------        -------  --------  --------
 Total Distributions..........         (0.03)         (0.30)    (0.40)    (0.67)
                                      ------        -------  --------  --------
Net Asset Value, End of Year..        $ 9.62        $ 13.10  $  16.09  $  20.80
                                      ======        =======  ========  ========
TOTAL RETURN (%)..............         (3.50)(c)      39.28     25.84     33.50
Ratio of Operating Expenses to
 Average Net Assets (%).......          0.90 (b)       0.90      0.90      0.90
Ratio of Net Investment Income
 to Average Net Assets (%)....          2.54 (b)       1.39      1.25      0.94
Portfolio Turnover Rate (%)...             1 (b)         20        18        17
Average Commission Rate(d)....            --             --  $ 0.0599  $ 0.0600
Net Assets, End of Year (000).        $3,371        $35,045  $108,189  $280,448
The ratios of expenses to
 average net assets without
 giving effect to the
 voluntary expense agreement
 described in Note 4 to the
 Financial Statements would
 have been (%)................          3.97 (b)       1.51      0.96      0.90

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

WESTPEAK GROWTH AND INCOME SERIES
PORTFOLIO MANAGERS: GERALD H. SCRIVER AND PHILIP J. COOPER
WESTPEAK INVESTMENT ADVISORS, L.P.

[PHOTO OF GERALD H. SCRIVER        [PHOTO OF PHILIP J. COOPER
   APPEARS HERE]                      APPEARS HERE]


Q. HOW DID THE SERIES PERFORM IN 1997?

A. The Series produced a total return for 1997 of 33.5% (based on net asset value), significantly better than the average 27.2% return of the Series' peers in the Lipper Variable Products Growth and Income Fund category. This return reflects a $28.21 per share gain in net asset value and the reinvestment of $20.57 per share in capital gains and $1.35 in net income distributions.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE?

A. The growing economy that greeted 1997 provided an ideal environment for eq-uities. As more and more corporations reported earnings above analysts' expec-tations, the markets gathered momentum and moved higher. But as institutional investors looked ahead, they grew wary that the Federal Reserve Board might un-dertake a series of interest rate increases aimed at forestalling possible in-flation by restraining the economy's rate of expansion. Therefore, investors concentrated on a limited number of large-capitalization companies that seemed positioned to do well in a slower economy. In reality, prices rose only mod-estly and the Fed boosted rates just once, a quarter-percentage point increase in March.

Fears of a downturn abated by mid-year, prompting investors to cast a wider, more aggressive net. Smaller- and mid-sized growth stocks began to move up, and many small-company market averages outperformed the large-company-dominated
S&P 500--at least for a time. Then, when the currency crisis in Southeast Asia unsettled the region's equity markets, investors changed focus again, backing away from the smaller- and mid-sized segments to return to the largest, most liquid companies.

Q. GIVEN THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY DURING THE YEAR?

A. In the first half of the year, we established a portfolio structure that was more oriented toward value than the S&P 500. We emphasized large-company stocks with low price-to-earnings ratios, a measure of a stock's price relative to the issuing company's earning power.

In the third quarter we tilted the Series' portfolio mix a little more toward growth stocks, paring back the percentage of the portfolio devoted to companies with low price/earnings ratios. We also increased the Series' orientation to-ward smaller companies.

In terms of specific sectors, the portfolio's technology exposure, which was about equal to the S&P 500's allocation at the end of 1996, was slightly under-weight by the end of 1997. Also at year-end, we were over-represented in utili-ties, relative to the S&P 500.

Q. WHAT WERE SOME OF THE FACTORS THAT AFFECTED PERFORMANCE?

A. The conservative structure we created early in the year rewarded sharehold-ers, as stocks with modest valuations outperformed the usual growth sectors of the market. We also took advantage of the market's second and third quarter shift toward growth, and to smaller- and mid-sized growth companies in particu-lar.

Performance might have been even stronger had we taken a larger position in the top tier of large-cap issues, the group that accounted for a disproportionate part of the market's rise during the first half of the year.

The portfolio benefited from positions in some of the regional Bells, NationsBank, where we took profits early, and IBM. On the other hand, Loewe's Corporation did poorly because of its association with the tobacco industry, although the company is also involved in other businesses.

Q. WHAT IS YOUR MARKET OUTLOOK, AND WHAT DOES IT IMPLY FOR THE SERIES?

A. Earnings surprises--corporate earnings reports that come in lower or higher than analysts' expectations--are one of the elements in our stock evaluation model. Whereas in the first half of 1997 surprises were predominantly positive, later in the year we began to see results coming in below Wall Street's projec-tions. That trend could continue in 1998, especially if our expectation of slower growth for the economy is accurate. But we also think that continued low inflation and further declines in interest rates will dampen the effect that lower corporate profits have on the stock market. Historically, most market de-clines have been driven by higher interest rates; a market decline during a pe-riod of falling interest rates is an unlikely prospect, in our opinion. In part, we believe that inflation will be held in check by faltering economies in Southeast Asia, where weak local currencies and the strong dollar could drive down prices on the billions of dollars in goods that American companies import each year. A deflationary price trend would build sentiment for a possible easing of short-term interest rates by the Federal Reserve Board, which in turn could be a stimulus to stock prices.

We plan to stay fully invested, with the goal of adding value through our pro-prietary value/growth research and stock selection discipline.


            A $10,000 Investment Compared to the S&P 500 Index/19/

                           [LINE GRAPH APPEARS HERE]

                                   Growth and
                                     Income               S&P 500
                                   ----------             -------
             4/30/93                 10,000                10,000
            12/31/93                 11,424                10,819
            12/31/94                 11,286                10,966
            12/31/95                 15,402                15,072
            12/31/96                 18,189                18,524
            12/31/97                 24,278                24,695


[X] FUND FACTS

GOAL: Long-term total return through investment in equity securities.

START DATE: April 30, 1993

SIZE: $153 million as of December 31, 1997

MANAGERS: Gerald Scriver and Philip Cooper. Mr. Scriver and Mr. Cooper have managed the Series from its inception in 1993; they also have managed the Westpeak Stock Index Series since August 1993 and New England Growth Opportunities Fund since May 1995. Mr. Scriver joined Westpeak in July, 1991 and Mr. Cooper joined Westpeak in December 1991.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--97.4% OF TOTAL NET ASSETS

 SHARES                                                              VALUE (A)
        AEROSPACE--1.4%
  2,800 Thiokol Corp.............................................   $    227,500
 25,600 United Technologies Corp.................................      1,864,000
                                                                    ------------
                                                                       2,091,500
                                                                    ------------
        AIRLINES--2.4%
 12,100 AMR, Corp.(c)............................................      1,554,850
 15,300 UAL, Inc.(c).............................................      1,415,250
 12,100 US Airways Group, Inc.(c)................................        756,250
                                                                    ------------
                                                                       3,726,350
                                                                    ------------
        APPAREL & TEXTILES--0.2%
  6,000 Jones Apparel Group, Inc.(c).............................        258,000
                                                                    ------------
        AUTOMOTIVE & RELATED--5.6%
 83,600 Ford Motor Co. ..........................................      4,070,275
 60,500 General Motors Corp......................................      3,667,812
 10,700 Lear Corp.(c)............................................        508,250
 11,200 Navistar International Corp.(c)..........................        277,900
                                                                    ------------
                                                                       8,524,237
                                                                    ------------
        BANKS--5.9%
 13,000 BankAmerica Corp. .......................................        949,000
  3,900 Bankers Trust New York Corp. ............................        438,506
 27,900 Barnett Banks, Inc. .....................................      2,005,312
 13,500 Comerica, Inc. ..........................................      1,218,375
 13,500 NationsBank Corp. .......................................        820,969
 28,100 Popular, Inc. ...........................................      1,390,950
  5,800 Republic New York Corp. .................................        662,288
 20,500 SunTrust Banks, Inc. ....................................      1,463,187
                                                                    ------------
                                                                       8,948,587
                                                                    ------------
        BUSINESS SERVICES--0.9%
  2,300 Pittston Brinks Group....................................         92,575
 30,300 Robert Half International, Inc.(c).......................      1,212,000
                                                                    ------------
                                                                       1,304,575
                                                                    ------------
        CHEMICALS--1.2%
  4,600 Albemarle Corp. .........................................        109,825
  4,200 Dow Chemical Co. ........................................        426,300
 21,800 Lubrizol Corp. ..........................................        803,875
  5,800 Rohm & Haas Co. .........................................        555,350
                                                                    ------------
                                                                       1,895,350
                                                                    ------------
        COMPUTER SOFTWARE & SERVICES--2.1%
 20,800 Cadence Design Systems, Inc.(c)..........................        509,600
 17,600 Microsoft Corp.(c).......................................      2,274,800
 17,500 Symantec Corp.(c)........................................        383,906
                                                                    ------------
                                                                       3,168,306
                                                                    ------------

 SHARES                                                              VALUE (A)
        COMPUTERS & BUSINESS EQUIPMENT--4.5%
 19,750 Compaq Computer Corp.....................................   $  1,114,641
 48,400 Digital Equipment Corp., Rights(c).......................      1,790,800
 14,600 EMC Corp.(c).............................................        400,588
 18,000 International Business Machines..........................      1,882,125
 13,800 Iomega Corp.(c)..........................................        171,638
 16,900 Lexmark International Group, Inc.(c).....................        642,200
 12,200 Sun Microsystems, Inc.(c)................................        486,475
  5,200 Xerox Corp. .............................................        383,825
                                                                    ------------
                                                                       6,872,292
                                                                    ------------
        CONSTRUCTION--0.4%
 10,300 Centex Corp..............................................        648,256
                                                                    ------------
        CONSUMER DURABLES--0.1%
  2,400 HON Industries, Inc......................................        141,600
                                                                    ------------
        DRUGS--6.7%
  1,700 Amgen, Inc. .............................................         92,013
 14,500 Bristol-Myers Squibb Co. ................................      1,372,062
 25,400 Cardinal Health, Inc.....................................      1,908,175
 16,100 Dura Pharmaceuticals, Inc.(c)............................        738,588
 13,800 Merck & Co...............................................      1,466,250
 30,300 Mylan Labs, Inc..........................................        634,406
 29,672 PharMerica, Inc.(c)......................................        307,847
 59,700 Schering-Plough Corp.....................................      3,708,862
                                                                    ------------
                                                                      10,228,203
                                                                    ------------
        ELECTRIC UTILITIES--3.1%
 29,700 AES Corp.(c).............................................      1,384,762
  8,700 IPALCO Enterprises.......................................        364,856
 69,000 Pinnacle West Capital Corp...............................      2,923,875
                                                                    ------------
                                                                       4,673,493
                                                                    ------------
        ELECTRONICS--1.4%
  8,600 Motorola, Inc. ..........................................        490,738
 18,700 National Semiconductor Corp.(c)..........................        485,031
  7,400 Raychem Corp. ...........................................        318,663
  3,858 Raytheon Co. ............................................        190,247
 11,600 SCI Systems, Inc.(c).....................................        505,325
  2,400 Tellabs, Inc.(c).........................................        126,900
                                                                    ------------
                                                                       2,116,904
                                                                    ------------
        FINANCE--4.2%
  8,300 American Express Co......................................        740,775
 27,700 Bear Stearns Companies, Inc..............................      1,315,750
  6,100 Donaldson, Lufkin & Jenrette, Inc........................        484,950
  9,100 Franklin Resources, Inc..................................        791,131
 24,200 Lehman Brothers Holdings, Inc. ..........................      1,234,200
  3,800 Merrill Lynch & Company, Inc. ...........................        277,163
 12,600 Morgan Stanley Dean Witter...............................        744,975

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                              VALUE (A)
        FINANCE--(CONTINUED)
 15,600 Travelers Group, Inc. ...................................   $    840,450
                                                                    ------------
                                                                       6,429,394
                                                                    ------------
        FOOD & BEVERAGES--5.3%
 45,045 Archer-Daniels-Midland Co. ..............................        976,913
 15,000 Dean Foods Co. ..........................................        892,500
 21,400 Interstate Bakeries......................................        799,825
 18,600 Kellogg Co. .............................................        923,025
 33,900 Quaker Oats Co. .........................................      1,788,225
 18,850 Tyson Foods, Inc.........................................        386,425
 37,200 Unilever N.V.............................................      2,322,675
                                                                    ------------
                                                                       8,089,588
                                                                    ------------
        GAS & PIPELINE UTILITIES--2.1%
 41,700 Columbia Gas Systems, Inc. ..............................      3,276,056
                                                                    ------------
        HEALTH CARE--2.3%
 14,500 Beckman Instruments, Inc. ...............................        580,000
 65,200 Beverly Enterprises, Inc.(c).............................        847,600
 14,800 Johnson & Johnson........................................        974,950
 25,700 Wellpoint Health Networks, Inc.(c).......................      1,085,825
                                                                    ------------
                                                                       3,488,375
                                                                    ------------
        HOTELS & RESTAURANTS--0.3%
  9,417 Promus Hotel Corp.(c)....................................        395,514
                                                                    ------------
        INSURANCE--5.1%
 23,400 Allstate Corp. ..........................................      2,126,475
  8,600 AMBAC, Inc. .............................................        395,600
  5,600 American National Insurance Co. .........................        520,800
 13,100 CIGNA Corp. .............................................      2,267,119
 23,900 Everest Reinsurance Holdings, Inc. ......................        985,875
 12,400 MGIC Investment Corp. ...................................        824,600
 16,250 Old Republic International Corp. ........................        604,297
                                                                    ------------
                                                                       7,724,766
                                                                    ------------
        INTERNATIONAL OIL--3.5%
 19,300 Chevron Corp. ...........................................      1,486,100
 49,300 Exxon Corp. .............................................      3,016,544
 10,900 Mobil Corp., Rights......................................        786,844
                                                                    ------------
                                                                       5,289,488
                                                                    ------------
        MEDIA & ENTERTAINMENT--4.1%
 15,800 Chancellor Media Corp.(c)................................      1,179,075
 24,400 Clear Channel Communications(c)..........................      1,938,275
 41,000 Jacor Communications, Inc.(c)............................      2,178,125
 16,400 Time Warner, Inc. .......................................      1,016,800
                                                                    ------------
                                                                       6,312,275
                                                                    ------------
        METAL--0.4%
 10,500 Phelps Dodge Corp. ......................................        653,625
                                                                    ------------

 SHARES                                                              VALUE (A)
        MORTGAGE--0.4%
 11,200 Federal National Mortgage Association....................   $    639,100
                                                                    ------------
        OIL--REFINING & DISTRIBUTION--0.7%
 16,700 Coastal Corp. ...........................................      1,034,356
                                                                    ------------
        OIL SERVICES--2.4%
  8,000 BJ Services Co.(c).......................................        575,500
  5,800 ENSCO International, Inc. ...............................        194,300
 20,200 Global Marine, Inc.(c)...................................        494,900
  4,800 Rowan Companies, Inc.(c).................................        146,400
 18,100 Smith International, Inc.(c).............................      1,110,887
  9,200 Tidewater, Inc., Rights..................................        507,150
 30,000 Union Texas Petroleum Holdings, Inc. ....................        624,375
                                                                    ------------
                                                                       3,653,512
                                                                    ------------
        PAPER & FOREST PRODUCTS--1.2%
  4,600 Bowater, Inc. ...........................................        204,413
 15,700 Champion International Corp. ............................        711,406
 14,600 Fort James Corp. ........................................        558,450
  8,000 Rayonier, Inc. ..........................................        340,500
                                                                    ------------
                                                                       1,814,769
                                                                    ------------
        PRODUCER GOODS--6.9%
 49,000 Caterpillar, Inc. .......................................      2,379,562
 13,000 Cummins Engine, Inc. ....................................        767,813
  4,700 Illinois Tool Works, Inc. ...............................        282,588
 58,500 Ingersoll-Rand Co. ......................................      2,369,250
 13,400 Litton Industries, Inc.(c)...............................        770,500
 23,200 Lucent Technologies, Inc. ...............................      1,853,100
 16,600 Precision Castparts Corp. ...............................      1,001,187
 24,500 Premark International, Inc. .............................        710,500
 14,400 Timken Co. ..............................................        495,000
                                                                    ------------
                                                                      10,629,500
                                                                    ------------
        PUBLISHING--2.0%
 13,600 Gannett Co. .............................................        840,650
 29,000 McGraw-Hill Companies, Inc. .............................      2,146,000
                                                                    ------------
                                                                       2,986,650
                                                                    ------------
        RAILROAD & EQUIPMENT--0.5%
 26,100 Kansas City Southern Industries, Inc. ...................        828,675
                                                                    ------------
        RETAIL--6.3%
 30,900 Borders Group, Inc.(c)...................................        967,556
 10,900 CompUSA, Inc.(c).........................................        337,900
  8,600 Consolidated Stores Corp.(c).............................        377,863
 19,000 Dayton Hudson Corp. .....................................      1,282,500
  6,500 Federated Department Stores, Inc.(c).....................        279,906
 15,600 Fred Meyer, Inc.(c)......................................        567,450
 28,000 General Nutrition Companies, Inc.(c).....................        952,000

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)                SHORT-TERM INVESTMENT--2.5%

 SHARES                                                               VALUE (A)
        RETAIL--(CONTINUED)
 32,800 Home Depot, Inc. .........................................   $ 1,931,100
 13,500 Neiman Marcus Group, Inc.(c)..............................       408,375
 24,200 Payless ShoeSource, Inc.(c)...............................     1,624,425
 17,300 TJX Companies, Inc. ......................................       594,688
  6,500 Wal-Mart Stores, Inc. ....................................       256,344
                                                                     -----------
                                                                       9,580,107
                                                                     -----------
        RETAIL--FOOD & DRUG--0.5%
 11,400 Safeway, Inc.(c)..........................................       721,050
                                                                     -----------
        SAVINGS & LOAN--1.1%
 56,700 Dime Bancorp., Inc. ......................................     1,715,175
                                                                     -----------
        SERVICES--0.3%
 13,900 Cendant Corp.(c)..........................................       477,813
                                                                     -----------
        STEEL--1.2%
 56,300 USX-U.S. Steel Group......................................     1,759,375
                                                                     -----------
        TELECOMMUNCIATION--10.0%
 80,900 AirTouch Communications, Inc.(c)..........................     3,362,406
  3,600 ALLTEL Corp. .............................................       147,825
 53,100 Ameritech Corp. ..........................................     4,274,550
 28,700 Bell Atlantic Corp. ......................................     2,611,700
 46,200 BellSouth Corp. ..........................................     2,601,637
 22,100 MCI Communications Corp. .................................       946,156
 24,800 United States Cellular Corp.(c)...........................       768,800
 14,300 U.S. West, Inc. ..........................................       645,288
                                                                     -----------
                                                                      15,358,362
                                                                     -----------
        TOBACCO--0.9%
 32,700 Universal Corp. ..........................................     1,344,788
                                                                     -----------
        Total Common Stocks
         (Identified Cost $125,892,263)...........................   148,799,966
                                                                     -----------

    FACE
   AMOUNT                                                           VALUE (A)
 $3,780,000 Repurchase agreement with State Street Bank & Trust
             Company dated 12/31/97 at 5.000% to be repurchased
             at $3,781,050 on 1/02/98 collaterized by $3,760,000
             U.S. Treasury Note 5.875% due 01/31/99 with a value
             of $3,858,305......................................   $  3,780,000
                                                                   ------------
            Total Short-Term Investment
             (Identified cost $3,780,000).......................      3,780,000
                                                                   ------------
            Total Investments--99.9%
             (Identified cost $129,672,263)(b)..................    152,579,966
            Other assets less liabilities.......................        158,412
                                                                   ------------
            TOTAL NET ASSETS--100%..............................   $152,738,378
                                                                   ============

(a) See Note 1A.
(b) Federal Tax Information:
    At December 31,1997 the net unrealized appreciation on investments based on cost of $129,677,784 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $25,062,385
     Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value..............  (2,160,203)
                                                                     -----------
     Net unrealized appreciation...................................  $22,902,182
                                                                     ===========

(c) Non-income producing security.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value....................................           $152,579,966
 Cash....................................................                    856
 Receivable for:
 Fund shares sold........................................                288,448
 Dividends and interest..................................                131,129
                                                                    ------------
                                                                     153,000,399
LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $154,721
 Withholding taxes.......................................       880
 Accrued expenses:
 Management fees.........................................    87,861
 Deferred trustees' fees.................................     3,767
 Other...................................................    14,792
                                                           --------
                                                                         262,021
                                                                    ------------
                                                                    $152,738,378
                                                                    ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.........................................           $125,096,920
 Undistributed net investment income.....................                 14,579
 Accumulated net realized gains..........................              4,719,176
 Unrealized appreciation on investments..................             22,907,703
                                                                    ------------
NET ASSETS...............................................           $152,738,378
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($152,738,378 divided by 848,644 shares of beneficial
 interest)...............................................           $     179.98
                                                                    ============
Identified cost of investments...........................           $129,672,263
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
INVESTMENT INCOME
 Dividends.............................................           $ 1,812,884(a)
 Interest..............................................               185,375
                                                                  -----------
                                                                    1,998,259
EXPENSES
 Management fees.......................................  $808,891
 Trustees' fees and expenses...........................    20,540
 Custodian.............................................    49,591
 Audit and tax services................................     7,591
 Legal.................................................    22,022
 Printing..............................................    39,060
 Miscellaneous.........................................     3,201
                                                         --------
  Total expenses.......................................               950,896
                                                                  -----------
NET INVESTMENT INCOME..................................             1,047,363
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Realized gain on:
 Investments--net......................................            17,943,986
 Unrealized appreciation on:
 Investments--net......................................            12,979,433
                                                                  -----------
Net gain on investment transactions....................            30,923,419
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.............           $31,970,782
                                                                  ===========

(a) Net of foreign taxes of: $17,611.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                         1996          1997
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $    890,831  $  1,047,363
 Net realized gain on investments..................     8,163,321    17,943,986
 Unrealized appreciation on investments............     2,277,386    12,979,433
                                                     ------------  ------------
 INCREASE IN NET ASSETS FROM OPERATIONS............    11,331,538    31,970,782
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................      (904,227)   (1,033,253)
 Net realized gain on investments..................    (6,507,691)  (15,362,335)
                                                     ------------  ------------
                                                       (7,411,918)  (16,395,588)
                                                     ------------  ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares......................    35,852,491    64,665,884
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........       904,227     1,033,253
 Distributions from net realized gain..............     6,507,691    15,362,335
                                                     ------------  ------------
                                                       43,264,409    81,061,472
 Cost of shares redeemed...........................   (12,982,923)  (26,228,431)
                                                     ------------  ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS.....................................    30,281,486    54,833,041
                                                     ------------  ------------
 TOTAL INCREASE IN NET ASSETS......................    34,201,106    70,408,235
NET ASSETS
 Beginning of the year.............................    48,129,037    82,330,143
                                                     ------------  ------------
 End of the year...................................  $ 82,330,143  $152,738,378
                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year.............................  $     13,865  $        469
                                                     ============  ============
 End of the year...................................  $        469  $     14,579
                                                     ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................       239,114       362,661
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........         5,851         5,886
 Distributions from net realized gain..............        42,976        86,752
                                                     ------------  ------------
                                                          287,941       455,299
 Redeemed..........................................       (86,095)     (149,104)
                                                     ------------  ------------
 Net change........................................       201,846       306,195
                                                     ============  ============

FINANCIAL HIGHLIGHTS

                          APRIL 30, 1993(A)
                               THROUGH       YEAR     YEAR     YEAR      YEAR
                            DECEMBER 31,     ENDED    ENDED    ENDED    ENDED
                                1993         1994     1995     1996      1997
                          ----------------- -------  -------  -------  --------
Net Asset Value,
 Beginning of Year......       $100.00      $112.32  $109.03  $141.31  $ 151.77
                               -------      -------  -------  -------  --------
Income From Investment
 Operations
Net Investment Income...          0.92         1.90     1.77     1.78      1.37
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........         13.33        (3.25)   37.91    23.69     48.76
                               -------      -------  -------  -------  --------
Total From Investment
 Operations.............         14.25        (1.35)   39.68    25.47     50.13
                               -------      -------  -------  -------  --------
Less Distributions
Distributions From Net
 Investment Income......         (0.92)       (1.92)   (1.71)   (1.82)    (1.35)
Distributions From Net
 Realized Capital Gains.         (1.00)        0.00    (5.69)  (13.19)   (20.57)
Distributions in Excess
 of Net Realized Capital
 Gains..................         (0.01)        0.00     0.00     0.00      0.00
Distributions From Paid-
 in Capital.............          0.00        (0.02)    0.00     0.00      0.00
                               -------      -------  -------  -------  --------
Total Distributions.....         (1.93)       (1.94)   (7.40)  (15.01)   (21.92)
                               -------      -------  -------  -------  --------
Net Asset Value, End of
 Year...................       $112.32      $109.03  $141.31  $151.77  $ 179.98
                               =======      =======  =======  =======  ========
TOTAL RETURN (%)........         14.24(c)     (1.21)   36.46    18.10     33.48
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.85(b)      0.85     0.85     0.85      0.82
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          2.16(b)      2.30     1.63     1.40      0.91
Portfolio Turnover Rate
 (%)....................            49(b)       133       92      104        93
Average Commission
 Rate(d)................            --           --       --  $0.0344  $ 0.0334
Net Assets, End of Year
 (000)..................       $ 9,082      $22,934  $48,129  $82,330  $152,738
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          0.94(b)      0.86     1.06     0.91        --

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

WESTPEAK STOCK INDEX SERIES
PORTFOLIO MANAGERS: GERALD H. SCRIVER AND PHILIP J. COOPER
WESTPEAK INVESTMENT ADVISORS, L.P.

[PHOTOGRAPH OF GERALD H. SCRIVER APPEARS HERE]

[PHOTOGRAPH OF PHILIP J. COOPER]

Q. HOW DID THE PORTFOLIO PERFORM DURING 1997?

A. The Westpeak Stock Index Series returned 32.5% for 1997, while the unman-aged S&P 500 Index returned 33.2%. The Series remained fully participated in the 500 stocks which make up the Index, weighting the portfolio virtually in the same proportion as the Index. This strategy is designed to reduce tracking error.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. As we enter 1998, U.S. economic activity is likely to slow. A slowdown in domestic demand will most likely coincide with a significant slowdown in external trade. Inflation will not be a problem in 1998, and the next move by the Fed is likely to be a reduction in the Fed Funds rate.

The slowdown we see will most likely result in weaker sales growth and declining margins for corporate America in general. However, declining long-term interest rates should provide support for the stock market. Long-term rates could decline to the 5.25% - 5.50% range in 1998. The U.S. dollar should remain firm throughout the year.

            A $10,000 Investment Compared to the S&P 500 Index/19/

                           [LINE GRAPH APPEARS HERE]

                                  Stock Index
                                     Series               S&P 500
                                  -----------             -------
            12/31/87                 10,000                10,000
            12/31/88                 11,634                11,649
            12/31/89                 15,142                15,329
            12/31/90                 14,514                14,852
            12/31/91                 18,923                19,357
            12/31/92                 20,304                20,830
            12/31/93                 22,278                22,920
            12/31/94                 22,532                23,231
            12/31/95                 30,842                31,931
            12/31/96                 37,771                39,243
            12/31/97                 50,045                52,317


[X] FUND FACTS

GOAL: Investment results that correspond to the composite price and yield performance of United States publicly traded common stocks.

START DATE: March 30, 1987

SIZE: $127 million as of December 31, 1997

MANAGERS: Gerald Scriver and Philip Cooper. Mr. Scriver and Mr. Cooper have managed the Series since 1993; they have also managed Westpeak Growth and Income Series since August 1993 and New England Growth Opportunities Fund since May 1995. Mr. Scriver joined Westpeak in July 1991, and Mr. Cooper joined Westpeak in December 1991.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--98.4% OF TOTAL NET ASSETS

 SHARES                                                               VALUE (A)
        AEROSPACE--1.6%
  9,500 Allied Signal, Inc. ......................................   $   369,906
    800 B.F. Goodrich Co. ........................................        33,150
 16,554 Boeing Co. ...............................................       810,111
    900 General Dynamics Corp. ...................................        77,794
  3,115 Lockheed Martin Corp. ....................................       306,828
  1,100 Northrop Grumman Corp. ...................................       126,500
  4,000 United Technologies Corp. ................................       291,250
                                                                     -----------
                                                                       2,015,539
                                                                     -----------
        AIRLINES--0.5%
  1,400 AMR Corp.(c)..............................................       179,900
  1,100 Delta Air Lines...........................................       130,900
  1,900 Federal Express Corp.(c)..................................       116,019
  3,600 Southwest Airlines........................................        88,650
  1,500 US Airways Group, Inc.(c).................................        93,750
                                                                     -----------
                                                                         609,219
                                                                     -----------
        ALUMINUM--0.3%
  3,800 Alcan Aluminum, Ltd. .....................................       104,975
  2,800 Aluminum Company of America...............................       197,050
  1,100 Reynolds Metals Co. ......................................        66,000
                                                                     -----------
                                                                         368,025
                                                                     -----------
        APPAREL & TEXTILES--0.3%
  1,100 Fruit of the Loom, Inc.(c)................................        28,187
  1,100 Liz Claiborne, Inc. ......................................        45,994
  4,900 NIKE, Inc., Class B.......................................       192,325
    800 Reebok International, Ltd.(c).............................        23,050
    600 Russell Corp. ............................................        15,938
    300 Springs Industries, Inc. .................................        15,600
  2,100 VF Corp. .................................................        96,469
                                                                     -----------
                                                                         417,563
                                                                     -----------
        AUTOMOTIVE--1.9%
 11,300 Chrysler Corp. ...........................................       397,619
  1,700 Dana Corp. ...............................................        80,750
  1,100 Echlin, Inc. .............................................        39,806
    500 Fleetwood Enterprises, Inc. ..............................        21,219
 19,900 Ford Motor Co. ...........................................       968,881
 12,000 General Motors Corp. .....................................       727,500
  1,120 Navistar International Corp.(c)...........................        27,790
  1,290 PACCAR, Inc. .............................................        67,725
  2,100 TRW, Inc. ................................................       112,087
                                                                     -----------
                                                                       2,443,377
                                                                     -----------
        BANKS--8.4%
  9,775 Banc One Corp. ...........................................       530,905
  6,300 Bank of New York..........................................       364,219
 11,556 BankAmerica Corp. ........................................       843,588
  2,300 BankBoston Corp. .........................................       216,056
  1,700 Bankers Trust New York Corp. .............................       191,144

 SHARES                                                               VALUE (A)
  3,200 Barnett Banks, Inc. ......................................   $   230,000
  2,300 BB&T Corp. ...............................................       147,344
  6,970 Chase Manhattan...........................................       763,215
  7,600 Citicorp..................................................       960,925
  1,800 Comerica, Inc. ...........................................       162,450
  3,500 CoreStates Financial Corp. ...............................       280,219
  2,600 Fifth Third Bancorp.......................................       212,550
  4,910 First Chicago Corp. ......................................       409,985
 10,300 First Union Corp. ........................................       527,875
  4,162 Fleet Financial Group, Inc. ..............................       311,890
  3,200 Huntington Bancshares, Inc. ..............................       115,200
  3,000 J.P. Morgan & Company, Inc. ..............................       338,625
  3,600 Keycorp...................................................       254,925
  4,100 Mellon Bank Corp. ........................................       248,562
  3,500 National City Corp. ......................................       230,125
 11,842 NationsBank Corp. ........................................       720,142
 12,300 Norwest Corp. ............................................       475,087
  5,200 PNC Bank Corp. ...........................................       296,725
    800 Republic New York Corp. ..................................        91,350
  2,600 State Street Corp. .......................................       151,287
  3,500 SunTrust Banks, Inc. .....................................       249,812
  2,900 Synovus Financial Corp. ..................................        94,975
  3,936 U.S. Bancorp..............................................       440,586
  3,400 Wachovia Corp. ...........................................       275,825
  1,433 Wells Fargo & Co. ........................................       486,414
                                                                     -----------
                                                                      10,622,005
                                                                     -----------
        BUSINESS SERVICES--0.8%
  1,400 Deluxe Corp. .............................................        48,300
  1,600 Dow Jones & Company, Inc. ................................        85,900
  2,720 Dun & Bradstreet Corp. ...................................        84,150
    700 EG & G, Inc. .............................................        14,569
  2,500 Equifax, Inc. ............................................        88,593
  7,500 First Data Corp. .........................................       219,375
  2,200 Ikon Office Solutions, Inc. ..............................        61,875
  2,000 Interpublic Group Companies, Inc. ........................        99,625
  2,800 Marsh & McLennan Companies, Inc. .........................       208,775
  1,400 Omnicom Group.............................................        59,325
  1,200 Ryder Systems, Inc. ......................................        39,300
  2,800 Unisys Corp.(c)...........................................        38,850
                                                                     -----------
                                                                       1,048,637
                                                                     -----------
        CHEMICALS--2.6%
  1,700 Air Products & Chemicals, Inc. ...........................       139,825
  1,600 Avery Dennison Corp. .....................................        71,600
  3,650 Dow Chemical Co. .........................................       370,475
  1,200 Eastman Chemical Co. .....................................        71,475
 18,700 El duPont deNemours & Co. ................................     1,123,169
  2,325 Engelhard Corp. ..........................................        40,397
    600 FMC Corp.(c)..............................................        40,387
    900 Great Lakes Chemical Corp. ...............................        40,388
  1,700 Hercules, Inc. ...........................................        85,106

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                               VALUE (A)
        CHEMICALS--(CONTINUED)
  9,900 Monsanto Co. .............................................   $   415,800
  2,300 Morton International, Inc. ...............................        79,062
  1,000 Nalco Chemical Co. .......................................        39,563
  5,500 Occidental Petroleum Corp. ...............................       161,219
  2,900 PPG Industries, Inc. .....................................       165,662
  2,700 Praxair, Inc. ............................................       121,500
  1,000 Rohm & Haas Co. ..........................................        95,750
  1,700 Sigma-Aldrich.............................................        67,575
  2,100 Union Carbide Corp. ......................................        90,169
  1,100 W.R. Grace & Co. .........................................        88,481
                                                                     -----------
                                                                       3,307,603
                                                                     -----------
        COMPUTER SOFTWARE & SERVICES--3.6%
  1,100 Adobe Systems, Inc. ......................................        45,375
    700 Autodesk, Inc. ...........................................        25,900
  4,700 Automatic Data Processing, Inc. ..........................       288,462
  1,200 Ceridian Corp.(c).........................................        54,975
  2,720 Cognizant Corp. ..........................................       121,210
  9,000 Computer Associates International, Inc. ..................       475,875
  1,300 Computer Sciences Corp.(c)................................       108,550
  3,300 HBO & Co., Rights.........................................       158,400
 19,800 Microsoft Corp.(c)........................................     2,559,150
  5,900 Novell, Inc.(c)...........................................        44,250
 16,437 Oracle Systems Corp.(c)...................................       366,751
  2,100 Parametric Technology Corp.(c)............................        99,488
    400 Shared Medical System.....................................        26,400
                                                                     -----------
                                                                       4,374,786
                                                                     -----------
        COMPUTERS & BUSINESS EQUIPMENT--5.2%
  5,800 3Com Corp.(c).............................................       202,637
  2,100 Apple Computer(c).........................................        27,563
  3,500 Bay Networks, Inc.(c).....................................        89,469
  2,500 Cabletron Systems, Inc.(c)................................        37,500
 16,650 Cisco Systems, Inc.(c)....................................       928,237
 12,495 Compaq Computer Corp. ....................................       705,187
    800 Data General Corp.(c).....................................        13,950
  5,400 Dell Computer Corp.(c)....................................       453,600
  2,600 Digital Equipment Corp., Rights(c)........................        96,200
  8,200 EMC Corp.(c)..............................................       224,987
 17,100 Hewlett-Packard Co. ......................................     1,068,750
 16,300 International Business Machines...........................     1,704,369
  2,400 Pitney Bowes, Inc. .......................................       215,850
  4,000 Seagate Technology(c).....................................        77,000
  2,900 Silicon Graphics, Inc.(c).................................        36,069
  6,100 Sun Microsystems, Inc.(c).................................       243,237
  5,500 Xerox Corp. ..............................................       405,969
                                                                     -----------
                                                                       6,530,574
                                                                     -----------
        CONSTRUCTION--0.3%
    600 Armstrong World Industries, Inc. .........................        44,850
    400 Centex Corp. .............................................        25,175

 SHARES                                                               VALUE (A)
  1,300 Fluor Corp. ..............................................   $    48,588
    600 Kaufman & Broad Home Corp. ...............................        13,463
  2,700 Masco Corp. ..............................................       137,362
  2,800 Sherwin Williams Co. .....................................        77,700
                                                                     -----------
                                                                         347,138
                                                                     -----------
        CONSUMER GOODS & SERVICES--0.3%
  1,600 Black & Decker Corp. .....................................        62,500
  1,700 Maytag Corp. .............................................        63,431
  4,100 Service Corp. International...............................       151,444
  1,300 Whirlpool Corp. ..........................................        71,500
                                                                     -----------
                                                                         348,875
                                                                     -----------
        CONTAINERS & GLASS--0.2%
    500 Ball Corp. ...............................................        17,656
    800 Bemis, Inc. ..............................................        35,250
  2,100 Crown Cork & Seal Co., Inc. ..............................       105,262
  2,400 Owens Illinois, Inc.(c)...................................        91,050
  1,000 Temple-Inland, Inc. ......................................        52,313
                                                                     -----------
                                                                         301,531
                                                                     -----------
        COSMETICS & TOILETRIES--0.1%
    800 Alberto Culver Co. .......................................        25,650
  2,200 Avon Products, Inc. ......................................       135,025
                                                                     -----------
                                                                         160,675
                                                                     -----------
        DOMESTIC OIL--1.4%
  8,100 Amoco Corp. ..............................................       689,512
    900 Anadarko Petroleum Corp. .................................        54,619
  1,400 Apache Corp. .............................................        49,088
  5,400 Atlantic Richfield Co. ...................................       432,675
  2,962 Burlington Resources, Inc. ...............................       132,735
    700 Pennzoil Co. .............................................        46,769
  4,300 Phillips Petroleum Co. ...................................       209,087
  1,300 Sonat, Inc. ..............................................        59,475
  4,164 Union Pacific Resources Group, Inc. ......................       100,977
                                                                     -----------
                                                                       1,774,937
                                                                     -----------
        DRUGS--8.1%
 12,700 Abbott Laboratories.......................................       832,644
  1,000 Allergan, Inc. ...........................................        33,563
  1,300 Alza Corp.(c).............................................        41,356
 10,600 American Home Products Corp. .............................       810,900
  4,400 Amgen, Inc. ..............................................       238,150
 16,480 Bristol-Myers Squibb Co. .................................     1,559,420
  1,700 Cardinal Health, Inc. ....................................       127,713
 18,300 Eli Lilly.................................................     1,274,137
 19,800 Merck & Co. ..............................................     2,103,750
 21,300 Pfizer, Inc. .............................................     1,588,181
  8,380 Pharmacia & Upjohn, Inc. .................................       306,917
 12,200 Schering-Plough Corp. ....................................       757,925
  4,500 Warner-Lambert Co. .......................................       558,000
                                                                     -----------
                                                                      10,232,656
                                                                     -----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                               VALUE (A)
        ELECTRIC UTILITIES--2.7%
  3,200 American Electric Power, Inc. ............................   $   165,200
  2,400 Baltimore Gas & Electric Co. .............................        81,750
  2,500 Carolina Power & Light Co. ...............................       106,094
  3,600 Central & South West Corp. ...............................        97,425
  2,611 Cinergy Corp. ............................................       100,034
  3,900 Consolidated Edison Co. New York, Inc. ...................       159,900
  3,050 Dominion Resources, Inc. .................................       129,816
  2,400 DTE Energy Co. ...........................................        83,250
  5,827 Duke Power Co. ...........................................       322,670
  6,700 Edison International......................................       182,156
  4,100 Entergy Corp. ............................................       122,744
  3,900 FirstEnergy Corp.(c)......................................       113,100
  3,000 FPL Group, Inc. ..........................................       177,562
  2,000 GPU, Inc. ................................................        84,250
  4,648 Houston Industries, Inc. .................................       124,044
  2,400 Niagara Mohawk Power Corp.(c).............................        25,200
  1,200 Northern States Power Co. ................................        69,900
  7,400 Pacific Gas & Electric Corp. .............................       225,237
  5,000 Pacificorp................................................       136,562
  3,700 PECO Energy Co. ..........................................        89,725
  2,800 PP&L Resources, Inc. .....................................        67,025
  3,800 Public Service Enterprise Group...........................       120,413
 11,500 Southern Co. .............................................       297,562
  4,025 Texas Utilities Co. ......................................       167,289
  3,600 Unicom Corp. .............................................       110,700
  1,700 Union Electric Co. .......................................        73,525
                                                                     -----------
                                                                       3,433,133
                                                                     -----------
        ELECTRONICS--3.7%
  2,400 Advanced Micro Devices, Inc.(c)...........................        43,050
  3,656 AMP, Inc. ................................................       153,552
  1,530 Andrew Corp.(c)...........................................        36,720
  2,000 Cooper Industries, Inc. ..................................        98,000
  1,200 Harris Corp. .............................................        55,050
  2,100 Honeywell, Inc. ..........................................       143,850
 26,900 Intel Corp. ..............................................     1,889,725
  1,300 KLA Instruments Corp.(c)..................................        50,213
  2,300 LSI Logic Corp.(c)........................................        45,425
  3,500 Micron Technology, Inc. ..................................        91,000
 10,000 Motorola, Inc. ...........................................       570,625
  2,600 National Semiconductor Corp.(c)...........................        67,437
  4,300 Northern Telecom, Ltd. ...................................       382,700
  1,400 Raychem Corp. ............................................        60,288
    765 Raytheon Co. .............................................        37,724
  3,900 Raytheon Co., Class B.....................................       196,950
  3,500 Rockwell International Corp. .............................       182,875
  1,300 Scientific Atlanta, Inc. .................................        21,775
    750 Tektronix, Inc. ..........................................        29,766
  2,900 Tellabs, Inc.(c)..........................................       153,337
  6,400 Texas Instruments, Inc. ..................................       288,000
    800 Thomas & Betts Corp. .....................................        37,800
                                                                     -----------
                                                                       4,635,862
                                                                     -----------

 SHARES                                                               VALUE (A)
        FINANCE--2.6%
  7,700 American Express Co. .....................................   $   687,225
    800 Beneficial Corp. .........................................        66,500
  4,350 Charles Schwab Corp. .....................................       182,428
  1,700 Household International, Inc. ............................       216,856
  8,380 MBNA Corp. ...............................................       228,879
  5,400 Merrill Lynch & Company, Inc. ............................       393,863
  9,899 Morgan Stanley Dean Witter................................       585,278
  1,600 Providian Financial Corp. ................................        72,300
 18,953 Travelers Group, Inc. ....................................     1,021,093
                                                                     -----------
                                                                       3,454,422
                                                                     -----------
        FOOD & BEVERAGES--5.8%
  9,446 Archer-Daniels-Midland Co. ...............................       204,860
  7,600 Campbell Soup Co. ........................................       441,750
 41,000 Coca-Cola Co. ............................................     2,731,625
  7,700 ConAgra, Inc. ............................................       252,656
  2,400 CPC International, Inc. ..................................       258,600
  2,600 General Mills, Inc. ......................................       186,225
  6,100 H.J. Heinz Co. ...........................................       309,956
  2,300 Hershey Foods.............................................       142,456
  6,700 Kellogg Co. ..............................................       332,488
 25,300 PepsiCo, Inc. ............................................       921,869
  1,400 Pioneer Hi-Bred International, Inc. ......................       150,150
  2,200 Quaker Oats Co. ..........................................       116,050
  8,000 Sara Lee Corp. ...........................................       450,500
 10,600 Unilever NV ..............................................       661,838
  1,700 Whitman Corp. ............................................        44,306
  2,000 William Wrigley Jr. Co. ..................................       159,125
                                                                     -----------
                                                                       7,364,454
                                                                     -----------
        GAS & PIPELINE UTILITIES--0.5%
    800 Columbia Gas Systems, Inc. ...............................        62,850
  1,600 Consolidated Natural Gas Co. .............................        96,800
    300 Eastern Enterprises.......................................        13,500
  5,100 Enron Corp. ..............................................       211,969
    700 Nicor, Inc. ..............................................        29,531
    400 ONEOK, Inc., New..........................................        16,150
  1,300 Pacific Enterprises, Ltd. ................................        48,912
    500 Peoples Energy Corp. .....................................        19,688
  5,200 Williams Companies, Inc. .................................       147,550
                                                                     -----------
                                                                         646,950
                                                                     -----------
        HEALTH CARE--2.9%
    800 Bausch & Lomb, Inc. ......................................        31,700
  4,600 Baxter International, Inc. ...............................       232,012
  2,000 Becton, Dickinson & Co. ..................................       100,000
  1,900 Biomet, Inc. .............................................        48,688
  3,300 Boston Scientific Corp.(c)................................       151,387
  1,000 C.R. Bard, Inc. ..........................................        31,313
 10,786 Columbia/HCA Healthcare Corp. ............................       319,535
  2,400 Guidant Corp. ............................................       149,400

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                               VALUE (A)
        HEALTH CARE--(CONTINUED)
  6,500 HEALTHSOUTH Corp.(c)......................................   $   180,375
  2,600 Humana, Inc.(c)...........................................        53,950
 22,000 Johnson & Johnson.........................................     1,449,250
  1,100 Mallinckrodt, Inc. .......................................        41,800
  1,100 Manor Care, Inc. .........................................        38,500
  7,900 Medtronic, Inc. ..........................................       413,269
  1,400 St. Jude Medical, Inc.(c).................................        42,700
  5,100 Tenet Healthcare Corp.(c).................................       168,937
  3,100 United Healthcare Corp. ..................................       154,031
  1,100 United States Surgical Corp. .............................        32,244
                                                                     -----------
                                                                       3,639,091
                                                                     -----------
        HOTELS & RESTAURANTS--1.0%
  2,600 Darden Restaurants, Inc. .................................        32,500
  1,550 Harrahs Entertainment, Inc.(c)............................        29,256
  4,200 Hilton Hotels Corp. ......................................       124,950
  1,900 ITT Corp. ................................................       157,463
  2,100 Marriott International, Inc. .............................       145,425
 11,500 McDonald's Corp. .........................................       549,125
  3,000 Mirage Resorts, Inc.(c)...................................        68,250
  2,420 Tricon Global Restaurants, Inc.(c)........................        70,331
  2,100 Wendy's International, Inc. ..............................        50,531
                                                                     -----------
                                                                       1,227,831
                                                                     -----------
        INSURANCE--3.1%
  7,286 Allstate Corp. ...........................................       662,115
 11,618 American International Group, Inc. .......................     1,263,457
  2,800 Aon Corp. ................................................       164,150
  2,800 Chubb Corp. ..............................................       211,750
  1,100 CIGNA Corp. ..............................................       190,369
    900 Cincinnati Financial Corp. ...............................       126,675
  1,200 General Re Corp. .........................................       254,400
  2,000 Hartford Financial Services Group.........................       187,125
  1,900 Loews Corp. ..............................................       201,637
  1,500 MBIA, Inc. ...............................................       100,219
  1,800 MGIC Investment Corp. ....................................       119,700
  1,100 Progressive Corp. ........................................       131,862
  2,300 Safeco Corp. .............................................       112,125
  1,400 St. Paul Companies, Inc. .................................       114,888
  2,300 Torchmark Corp. ..........................................        96,744
  2,200 UNUM Corp. ...............................................       119,625
  1,900 USF&G Corp. ..............................................        41,919
                                                                     -----------
                                                                       4,098,760
                                                                     -----------
        INTERNATIONAL OIL--3.9%
 10,900 Chevron Corp. ............................................       839,300
 40,900 Exxon Corp. ..............................................     2,502,569
 13,000 Mobil Corp., Rights.......................................       938,437
  1,800 Oryx Energy Corp.(c)......................................        45,900
  8,700 Texaco, Inc. .............................................       473,063
  4,000 Unocal Corp. .............................................       155,250
                                                                     -----------
                                                                       4,954,519
                                                                     -----------

 SHARES                                                               VALUE (A)
        LEISURE TIME--0.2%
  1,700 Brunswick Corp. ..........................................   $    51,531
  2,150 Hasbro, Inc. .............................................        67,725
  4,850 Mattel, Inc. .............................................       180,663
                                                                     -----------
                                                                         299,919
                                                                     -----------
        LIFE INSURANCE--0.8%
  2,483 Aetna, Inc. ..............................................       175,207
  4,098 American General Corp. ...................................       221,548
  3,100 Conseco, Inc. ............................................       140,856
  1,225 Jefferson Pilot...........................................        95,397
  1,600 Lincoln National Corp., Inc. .............................       125,000
  3,200 SunAmerica, Inc. .........................................       136,800
  1,000 Transamerica Corp. .......................................       106,500
                                                                     -----------
                                                                       1,001,308
                                                                     -----------
        LIQUOR--0.6%
    600 Adolph Coors Co. .........................................        19,950
  8,100 Anheuser-Busch Companies, Inc. ...........................       356,400
  1,200 Brown-Forman Corp., Class B...............................        66,300
  2,800 Fortune Brands, Inc. .....................................       103,775
  6,200 Seagram Co., Ltd. ........................................       200,338
                                                                     -----------
                                                                         746,763
                                                                     -----------
        MEDIA & ENTERTAINMENT--2.5%
 11,900 CBS Corp. ................................................       350,306
  1,600 Clear Channel Communications(c)...........................       127,100
  5,900 Comcast Corp. ............................................       186,219
    550 King World Productions, Inc.(c)...........................        31,762
  8,500 Tele-Communications, Inc.(c)..............................       237,469
  9,400 Time Warner, Inc. ........................................       582,800
 10,200 U.S. West Media Group(c)..................................       294,525
  5,957 Viacom, Inc.(c)...........................................       246,843
 11,098 Walt Disney Co. ..........................................     1,099,396
                                                                     -----------
                                                                       3,156,420
                                                                     -----------
        METAL--0.1%
    600 ASARCO, Inc. .............................................        13,463
  2,700 Inco, Ltd. ...............................................        45,900
  1,000 Phelps Dodge Corp. .......................................        62,250
                                                                     -----------
                                                                         121,613
                                                                     -----------
        MINING--0.0%
  1,550 Cyprus Amax Minerals Co. .................................        23,831
                                                                     -----------
        MORTGAGE--1.3%
  1,800 Countrywide Credit Industries, Inc. ......................        77,175
 11,600 Federal Home Loan Mortgage Corp. .........................       486,475
 17,700 Federal National Mortgage Association.....................     1,010,006
  2,300 Green Tree Financial Corp. ...............................        60,231
                                                                     -----------
                                                                       1,633,887
                                                                     -----------
        OIL--FOREIGN--0.0%
    700 Kerr-McGee Corp. .........................................        44,319
                                                                     -----------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                               VALUE (A)
        OIL--REFINING & DISTRIBUTION--1.9%
  1,400 Amerada Hess Corp. .......................................   $    76,825
  1,300 Ashland, Inc. ............................................        69,794
  1,800 Coastal Corp. ............................................       111,487
 35,300 Royal Dutch Petroleum Co. ................................     1,912,819
  1,100 Sun, Inc. ................................................        46,269
  4,700 USX-Marathon Group........................................       158,625
                                                                     -----------
                                                                       2,375,819
                                                                     -----------
        OIL SERVICES--0.9%
  2,800 Baker Hughes, Inc. .......................................       122,150
  4,200 Halliburton Co. ..........................................       218,137
    400 Helmerich & Payne, Inc. ..................................        27,150
    800 McDermott International, Inc. ............................        29,300
  1,500 Rowan Companies, Inc.(c)..................................        45,750
  8,300 Schlumberger, Ltd. .......................................       668,150
    800 Western Atlas, Inc.(c)....................................        59,200
                                                                     -----------
                                                                       1,169,837
                                                                     -----------
        PAPER & FOREST PRODUCTS--1.1%
    933 Boise Cascade Corp., Rights...............................        28,223
  1,600 Champion International Corp. .............................        72,500
  3,100 Fort James Corp. .........................................       118,575
  1,400 Georgia Pacific Corp. ....................................        85,050
  5,110 International Paper Co. ..................................       220,369
  9,112 Kimberly-Clark Corp. .....................................       449,335
  1,800 Louisiana Pacific Corp. ..................................        34,200
  1,800 Mead Corp. ...............................................        50,400
    400 Potlatch Corp. ...........................................        17,200
  1,700 Stone Container Corp., Rights.............................        17,744
  1,200 Union Camp Corp. .........................................        64,425
  1,575 Westvaco Corp. ...........................................        49,514
  3,200 Weyerhaeuser Co. .........................................       157,000
  1,800 Willamette Industries, Inc. ..............................        57,938
                                                                     -----------
                                                                       1,422,473
                                                                     -----------
        PHOTOGRAPHY--0.3%
  5,250 Eastman Kodak Co. ........................................       319,266
    700 Polaroid Corp. ...........................................        34,081
                                                                     -----------
                                                                         353,347
                                                                     -----------
        POLLUTION CONTROL--0.3%
  3,400 Browning-Ferris Industries, Inc. .........................       125,800
    900 Safety-Kleen Corp. .......................................        24,694
  7,600 Waste Management, Inc. ...................................       209,000
                                                                     -----------
                                                                         359,494
                                                                     -----------
        PRECIOUS METAL--0.3%
  6,200 Barrick Gold Corp. .......................................       115,475
  3,800 Battle Mountain Gold Co. .................................        22,325
  2,300 Echo Bay Mines, Ltd.(c)...................................         5,606
  3,300 Freeport McMoran Copper & Gold............................        51,975

 SHARES                                                               VALUE (A)
  2,400 Homestake Mining Co. .....................................   $    21,300
  2,541 Newmont Mining Corp. .....................................        74,642
  4,000 Placer Dome, Inc. ........................................        50,750
                                                                     -----------
                                                                         342,073
                                                                     -----------
        PRODUCER GOODS--7.3%
    400 Aeroquip-Vickers, Inc. ...................................        19,625
  6,000 Applied Materials, Inc.(c)................................       180,750
    400 Briggs & Stratton Corp. ..................................        19,425
  1,300 Case Corp. ...............................................        78,569
  6,200 Caterpillar, Inc. ........................................       301,087
    600 Cincinnati Milacron, Inc. ................................        15,563
    700 Crane Co. ................................................        30,363
    600 Cummins Engine, Inc. .....................................        35,438
  4,200 Deere & Co. ..............................................       244,912
  3,800 Dover Corp. ..............................................       137,275
  2,800 Dresser Industries, Inc. .................................       117,425
  1,900 DSC Communications Corp.(c)...............................        45,600
  1,300 Eaton Corp. ..............................................       116,025
  7,500 Emerson Electric Co. .....................................       423,281
    600 Foster Wheeler Corp., Rights..............................        16,238
 54,000 General Electric Co. .....................................     3,962,250
    700 General Signal Corp. .....................................        29,531
  3,000 Genuine Parts Co. ........................................       101,812
    700 Harnischfeger Industries, Inc. ...........................        24,719
  4,000 Illinois Tool Works, Inc. ................................       240,500
  2,800 Ingersoll-Rand Co. .......................................       113,400
  2,000 ITT Industries, Inc. .....................................        62,750
  1,400 Johnson Controls, Inc. ...................................        66,850
 10,606 Lucent Technologies, Inc. ................................       847,154
    600 Millipore Corp. ..........................................        20,363
  7,000 Minnesota Mining & Manufacturing Co. .....................       574,437
    700 National Service Industries, Inc. ........................        34,694
  2,400 Nextlevel Systems, Inc.(c)................................        42,900
    800 Owens-Corning.............................................        27,300
  2,100 Pall Corp. ...............................................        43,444
  1,850 Parker Hannifin Corp. ....................................        84,869
    600 Perkin Elmer Corp. .......................................        42,637
  1,050 Snap-On, Inc. ............................................        45,806
  1,500 Stanley Works, Rights.....................................        70,781
  2,800 Tenneco, Inc. ............................................       110,600
  2,800 Textron, Inc. ............................................       175,000
  2,400 Thermo Electron Corp.(c)..................................       106,800
  1,000 Timken Co. ...............................................        34,375
  9,000 TYCO International, Ltd. .................................       405,562
    800 W.W. Grainger, Inc. ......................................        77,750
                                                                     -----------
                                                                       9,127,860
                                                                     -----------
        PUBLISHING--0.8%
  1,300 American Greetings Corp. .................................        50,862
  4,600 Gannett Co. ..............................................       284,337
    500 John H. Harland Co., Rights...............................        10,500

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                               VALUE (A)
        PUBLISHING--(CONTINUED)
    600 Jostens, Inc. ............................................   $    13,838
  1,400 Knight-Ridder, Inc. ......................................        72,800
  1,700 McGraw-Hill Companies, Inc. ..............................       125,800
    800 Meredith Corp. ...........................................        28,550
  1,500 Moore Corporation, Ltd. ..................................        22,688
  1,600 New York Times Co. .......................................       105,800
  2,500 R.R. Donnelley & Sons Co. ................................        93,125
  1,500 Times Mirror Co. .........................................        92,250
  2,000 Tribune Co. ..............................................       124,500
                                                                     -----------
                                                                       1,025,050
                                                                     -----------
        RAILROADS & EQUIPMENT--0.8%
  2,522 Burlington Northern Santa Fe..............................       234,388
  3,600 CSX Corp. ................................................       194,400
  5,500 Laidlaw, Inc. ............................................        74,938
  6,200 Norfolk Southern Corp. ...................................       191,037
  4,100 Union Pacific Corp. ......................................       255,994
                                                                     -----------
                                                                         950,757
                                                                     -----------
        REAL ESTATE--0.0%
    300 Pulte Corp. ..............................................        12,544
                                                                     -----------
        RETAIL--4.3%
  2,500 Autozone, Inc.(c).........................................        72,500
  1,800 Charming Shoppes, Inc.(c).................................         8,438
  1,700 Circuit City Stores, Inc. ................................        60,456
  3,539 Costco Companies, Inc.(c).................................       157,928
  2,800 CVS Corp. ................................................       179,375
  3,600 Dayton Hudson Corp. ......................................       243,000
  1,900 Dillard's, Inc. ..........................................        66,975
  3,500 Federated Department Stores, Inc.(c)......................       150,719
  6,450 The Gap, Inc. ............................................       228,572
  1,100 Harcourt General, Inc. ...................................        60,225
 12,173 Home Depot, Inc. .........................................       716,685
  4,000 J.C. Penney, Inc. ........................................       241,250
  8,200 Kmart Corp.(c)............................................        94,812
  4,493 The Limited, Inc. ........................................       114,571
    600 Longs Drug Stores Corp. ..................................        19,275
  2,800 Lowe's Companies..........................................       133,525
  3,900 May Department Stores Co. ................................       205,481
    550 Mercantile Stores, Inc. ..................................        33,481
  1,200 Nordstrom, Inc. ..........................................        72,450
  1,100 Pep Boys-Manny, Moe & Jack, Rights........................        26,263
  2,000 Rite Aid Corp. ...........................................       117,375
  6,600 Sears, Roebuck & Co. .....................................       298,650
  1,800 Tandy Corp. ..............................................        69,413
  2,700 TJX Companies, Inc. ......................................        92,813
  4,675 Toys R Us, Inc.(c)........................................       146,970
 37,300 Wal-Mart Stores, Inc. ....................................     1,471,019
  8,300 Walgreen Co. .............................................       260,412
  2,200 Woolworth Corp.(c)........................................        44,825
                                                                     -----------
                                                                       5,387,458
                                                                     -----------

 SHARES                                                               VALUE (A)
        RETAIL--FOOD & DRUG--0.6%
  4,000 Albertson's, Inc. ........................................   $   189,500
  4,600 American Stores Co. ......................................        94,587
    900 Giant Foods, Inc. ........................................        30,319
    600 Great Atlantic & Pacific Tea, Inc. .......................        17,813
  4,200 The Kroger Co.(c).........................................       155,137
  1,000 Supervalu, Inc. ..........................................        41,875
  2,900 Sysco Corp. ..............................................       132,131
  2,400 Winn-Dixie Stores Inc. ...................................       104,850
                                                                     -----------
                                                                         766,212
                                                                     -----------
        SERVICES--0.4%
 12,848 Cendant Corp.(c)..........................................       441,650
  1,700 H & R Block, Inc. ........................................        76,181
                                                                     -----------
                                                                         517,831
                                                                     -----------
        SOAPS--3.0%
  1,600 Clorox Co. ...............................................       126,500
  4,800 Colgate Palmolive Co. ....................................       352,800
  3,800 Corning, Inc. ............................................       141,075
  1,000 Ecolab, Inc. .............................................        55,437
  9,200 Gillette Co. .............................................       924,025
  1,800 International Flavours & Fragrances, Inc. ................        92,700
    100 Nacco Industries, Inc. ...................................        10,719
  2,600 Newell Co. ...............................................       110,500
 22,220 Procter & Gamble Co. .....................................     1,773,434
  1,800 Ralston Purina Co. .......................................       167,287
  2,400 Rubbermaid, Inc. .........................................        60,000
    900 Tupperware Corp. .........................................        25,088
                                                                     -----------
                                                                       3,839,565
                                                                     -----------
        STEEL--0.2%
  2,832 Allegheny Teldyne, Inc. ..................................        73,278
  1,800 Armco, Inc.(c)............................................         8,888
  1,900 Bethlehem Steel Corp.(c)..................................        16,387
    700 Inland Steel Industries, Inc. ............................        11,987
  1,500 Nucor Corp. ..............................................        72,469
  1,420 USX-U.S. Steel Group......................................        44,375
  1,600 Worthington Industries, Inc. .............................        26,400
                                                                     -----------
                                                                         253,784
                                                                     -----------
        TELECOMMUNICATION--6.8%
  8,300 AirTouch Communications, Inc.(c)..........................       344,969
  3,000 ALLTEL Corp. .............................................       123,188
  9,000 Ameritech Corp. ..........................................       724,500
 26,835 AT&T Corp. ...............................................     1,643,644
 12,876 Bell Atlantic Corp. ......................................     1,171,716
 16,400 BellSouth Corp. ..........................................       923,525
  2,800 Frontier Corp. ...........................................        67,375
 15,800 GTE Corp. ................................................       825,550
 11,500 MCI Communications Corp. .................................       492,344
 15,108 SBC Communications, Inc. .................................     1,106,661

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                              VALUE (A)
        TELECOMMUNICATION--(CONTINUED)
  7,100 Sprint Corp. ............................................   $    416,237
  7,900 U.S. West Communications Group...........................        356,487
 15,100 WorldCom, Inc.(c)........................................        456,775
                                                                    ------------
                                                                       8,652,971
                                                                    ------------
        THRIFT--0.4%
    900 Golden West Financial Corp. .............................         88,031
  1,600 H F Ahmanson & Co. ......................................        107,100
  4,145 Washington Mutual, Inc. .................................        264,503
                                                                    ------------
                                                                         459,634
                                                                    ------------
        TIRES & RUBBER--0.2%
  1,200 Cooper Tire & Rubber Co. ................................         29,250
  2,500 Goodyear Tire & Rubber...................................        159,063
                                                                    ------------
                                                                         188,313
                                                                    ------------
        TOBACCO--1.5%
 39,900 Philip Morris Companies..................................      1,807,969
  3,000 UST, Inc. ...............................................        110,812
                                                                    ------------
                                                                       1,918,781
                                                                    ------------
        TRUCKING & FREIGHT FORWARDING--0.0%
    600 Caliber Systems, Inc.....................................         29,213
                                                                    ------------
        Total Common Stocks
         (Identified Cost $70,900,354)...........................    124,539,238
                                                                    ------------

SHORT-TERM INVESTMENT--1.5%

    FACE
   AMOUNT                                                          VALUE (A)
 $1,883,000 Repurchase Agreement with State Street Bank & Trust
             Co. dated 12/31/97 at 5.00% to be repurchased at
             $1,883,523 on 1/02/98 collateralized by $1,875,000
             U.S. Treasury Note 5.875% due 1/31/99 with a value
             of $1,924,022.....................................   $  1,883,000
                                                                  ------------
            Total Short Term Investment
             (Identified Cost $1,883,000)......................      1,883,000
                                                                  ------------
            Total Investments--99.9%
             (Identified Cost $72,783,354)(b)..................    126,422,238
            Other assets less liabilities......................        161,290
                                                                  ------------
            TOTAL NET ASSETS--100%.............................   $126,583,528
                                                                  ============
(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1997 the net unrealized appreciation on investments based on cost of $72,912,578 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..........  $ 54,811,495
    Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value..........    (1,301,835)
                                                                   ------------
    Net unrealized appreciation..................................  $ 53,509,660
                                                                   ============

(c) Non-income producing security.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997


ASSETS
 Investments at value....................................          $126,422,238
 Cash....................................................                   389
 Receivable for:
 Fund shares sold........................................               169,408
 Securities sold.........................................                41,697
 Dividends and interest..................................               170,152
 Foreign taxes...........................................                   290
                                                                   ------------
                                                                    126,804,174
LIABILITIES
 Payable for:
 Securities purchased....................................  $56,655
 Fund shares redeemed....................................   61,296
 Withholding taxes.......................................       53
 Accrued expenses:
 Management fees.........................................   30,795
 Deferred trustees' fees.................................   57,250
 Other...................................................   14,597
                                                           -------
                                                                        220,646
                                                                   ------------
                                                                   $126,583,528
                                                                   ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.........................................          $ 73,054,715
 Undistributed net investment income.....................                 7,372
 Accumulated net realized losses.........................              (117,443)
 Unrealized appreciation on investments..................            53,638,884
                                                                   ------------
NET ASSETS...............................................          $126,583,528
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($126,583,528 divided by 812,689 shares of beneficial
 interest)...............................................          $     155.76
                                                                   ============
Identified cost of investments...........................          $ 72,783,354
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
 Dividends............................................            $ 1,828,124(a)
 Interest.............................................                 64,871
                                                                  -----------
                                                                    1,892,995
EXPENSES
 Management fees......................................  $261,396
 Trustees' fees and expenses..........................    32,870
 Custodian............................................    79,575
 Audit and tax services...............................     7,591
 Legal................................................    22,022
 Printing.............................................    38,542
 Miscellaneous........................................     3,180
                                                        --------
  Total expenses......................................   445,176
  Less expenses assumed by the investment adviser.....   (26,941)     418,235
                                                        --------  -----------
NET INVESTMENT INCOME.................................              1,474,760
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Realized gain on:
 Investments--net.....................................                327,190
 Unrealized appreciation on:
 Investments--net.....................................             26,442,859
                                                                  -----------
Net gain on investment transactions...................             26,770,049
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS............            $28,244,809
                                                                  ===========

(a) Net of foreign taxes of: $10,784

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

STATEMENT OF CHANGES IN NET ASSETS


                                                       YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,
                                                          1996          1997
                                                      ------------  ------------
FROM OPERATIONS
 Net investment income..............................  $ 1,258,557   $  1,474,760
 Net realized gain on investments...................      995,215        327,190
 Unrealized appreciation on investments.............   11,760,936     26,442,859
                                                      -----------   ------------
 INCREASE IN NET ASSETS FROM OPERATIONS.............   14,014,708     28,244,809
                                                      -----------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..............................   (1,270,368)    (1,486,184)
 Net realized gain on investments...................     (675,238)      (619,246)
                                                      -----------   ------------
                                                       (1,945,606)    (2,105,430)
                                                      -----------   ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares.......................   21,863,034     41,747,560
 Net asset value of shares issued in connection with
  the reinvestment of:
 Distributions from net investment income...........    1,270,368      1,486,184
 Distributions from net realized gain...............      675,238        619,246
                                                      -----------   ------------
                                                       23,808,640     43,852,990
 Cost of shares redeemed............................  (13,784,516)   (24,172,689)
                                                      -----------   ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS......................................   10,024,124     19,680,301
                                                      -----------   ------------
 TOTAL INCREASE IN NET ASSETS.......................   22,093,226     45,819,680
NET ASSETS
 Beginning of the year..............................   58,670,622     80,763,848
                                                      -----------   ------------
 End of the year....................................  $80,763,848   $126,583,528
                                                      ===========   ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year..............................  $    20,255   $      8,445
                                                      ===========   ============
 End of the year....................................  $     8,445   $      7,372
                                                      ===========   ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.....................      198,327        294,863
 Issued in connection with the reinvestment of:
 Distributions from net investment income...........       10,371          9,711
 Distributions from net realized gain...............        5,855          4,056
                                                      -----------   ------------
                                                          214,553        308,630
 Redeemed...........................................     (125,580)      (171,087)
                                                      -----------   ------------
 Net change.........................................       88,973        137,543
                                                      ===========   ============

FINANCIAL HIGHLIGHTS

                                               YEAR ENDED DECEMBER 31,
                                   --------------------------------------------
                                    1993     1994     1995     1996      1997
                                   -------  -------  -------  -------  --------
Net Asset Value, Beginning of
 Year............................  $ 72.00  $ 76.48  $ 75.35  $100.09  $ 119.62
                                   -------  -------  -------  -------  --------
Income From Investment Operations
 Net Investment Income...........     1.54     1.80     1.88     1.91      1.86
 Net Realized and Unrealized Gain
  (Loss) on Investments..........     5.18    (0.92)   25.89    20.58     36.95
                                   -------  -------  -------  -------  --------
 Total From Investment
  Operations.....................     6.72     0.88    27.77    22.49     38.81
                                   -------  -------  -------  -------  --------
Less Distributions
 Distributions From Net
  Investment Income..............    (1.36)   (1.82)   (1.85)   (1.93)    (1.86)
 Distributions in Excess of Net
  Investment Income..............    (0.18)    0.00     0.00     0.00      0.00
 Distributions From Net Realized
  Capital Gains..................    (0.55)   (0.16)   (1.18)   (1.03)    (0.67)
 Distributions in Excess of Net
  Realized Capital Gains.........    (0.15)    0.00     0.00     0.00     (0.14)
 Distributions From Paid-in
  Capital........................     0.00    (0.03)    0.00     0.00      0.00
                                   -------  -------  -------  -------  --------
 Total Distributions.............    (2.24)   (2.01)   (3.03)   (2.96)    (2.67)
                                   -------  -------  -------  -------  --------
Net Asset Value, End of Year.....  $ 76.48  $ 75.35  $100.09  $119.62  $ 155.76
                                   =======  =======  =======  =======  ========
TOTAL RETURN (%).................     9.72     1.14    36.88    22.47     32.50
Ratio of Operating Expenses to
 Average Net Assets (%)..........     0.34     0.33     0.40     0.40      0.40
Ratio of Net Investment Income to
 Average Net Assets (%)..........     2.52     2.59     2.20     1.84      1.41
Portfolio Turnover Rate (%)......       12        2        5        4         3
Average Commission Rate(a).......       --       --       --  $0.0309  $ 0.0322
Net Assets, End of Year (000)....  $28,817  $37,164  $58,671  $80,764  $126,584
The ratios of expenses to average
 net assets without giving effect
 to the voluntary expense
 agreement described in Note 4 to
 the Financial Statements would
 have been (%)...................       --       --     0.54     0.50      0.43

(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                See accompanying notes to financial statements.

LOOMIS SAYLES BALANCED SERIES
PORTFOLIO MANAGERS: CAROL C. MCMURTRIE, TRICIA H. MILLS,
MERI ANNE BECK, RODERIC DILLON, BARR SEGAL AND
JOHN HYLL-LOOMIS, SAYLES & COMPANY, L.P.

[PHOTO OF CAROL C. MCMURTRIE    [PHOTO OF TRICIA H. MILLS
   APPEARS HERE]                   APPEARS HERE]

[PHOTO OF MERI ANNE BECK        [PHOTO OF RODERIC DILLON
   APPEARS HERE]                   APPEARS HERE]

[PHOTO OF BARR SEGAL            [PHOTO OF JOHN HYLL
   APPEARS HERE]                   APPEARS HERE]

Q. HOW DID THE SERIES PERFORM DURING 1997?

A. For the year ended December 31, 1997, the Loomis Sayles Balanced Series shares had a total return (based on net asset value) of 16.18%, compared to an average return of 18.75% for the Lipper Variable Products Balanced Fund/8/ av-erage. Both the equity and fixed-income portions of the portfolio contributed to the Series' return, which reflected an $1.31 gain in net asset value to $14.86 per share and the reinvestment of $0.87 in distributions.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE?


A. Early in 1997, investors concentrated on a few very large companies ex-pected to do well despite the economic slowdown that many foresaw. This large-capitalization bias fed sharp rises in the major market indicators--the S&P 500 and the Dow Jones Industrial Average.


But instead of slowing, the economy kept expanding, shifting institutional fo-cus to large-capitalization cyclical companies that might benefit from an up-turn. In March, the Federal Reserve Board raised short-term interest rates a one-quarter percentage point, the only increase in 1997, despite the growing economy.

Sustained economic vigor and low inflation encouraged investors to seek wider opportunities. Consequently, in the second and third quarters, value stocks and mid-sized companies, categories that the Series emphasized, outperformed the large-cap sector. Then, as the Asian economic crisis began to unsettle the region's markets, capital once again poured into big, highly liquid holdings with defensive characteristics.

Q. GIVEN THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY DURING THE YEAR?

A. During the market's rise, the portfolio's equity exposure reached 67%. Bonds, meanwhile, were weak (due to fears of inflation and higher interest rates) keeping the fixed-income portion of the Series below its usual 35% to 40% range.

When stocks began to look overvalued, we eased back our equity commitment to the lower end of our 60% to 65% target range. We ended 1997 slightly below that range, having found more "sell" candidates than "buy" ideas in the waning weeks of the year.

Q. WHAT WERE SOME OF THE FACTORS THAT AFFECTED EQUITY PERFORMANCE, EITHER POSITIVELY OR NEGATIVELY?

A. The Series benefited from its emphasis on banks and its underweighting in utilities. The economic background--low inflation and declining interest rates--favored earnings growth for banks. Meanwhile, the new, competitive op-erating environment introduced uncertainty into earnings estimates for utili-ties and held back their dividend growth. Elsewhere, the portfolio's telecom-munications holdings lagged until late in the fourth quarter, while stocks in the healthcare services sector were disappointing. Our commitment to technol-ogy stocks, while small, served the Series well.

Because we emphasize value-based stock selection, the Series was underexposed to the large-cap growth stocks that the market favored. The Series benefited from the summer rally in mid-cap stocks, especially those with lower price- /earnings ratios that more closely fit our value-investing mission.

Q. WHAT WAS THE FIXED-INCOME ENVIRONMENT LIKE, AND HOW DID YOU RESPOND?

A. After rising early in the year, interest rates declined as inflation con-cerns dwindled, moving bond prices higher. By August, economic instability in Southeast Asia led investors to the safer harbor of U.S. Treasury securities, driving prices up and yields down further.

Over the spring and summer, we extended the portfolio's duration--a measure of its overall sensitivity to interest rate changes--to capture more of the price rises we anticipated. We also increased holdings of U.S. agency mortgage passthroughs when that sector presented the opportunity to add yield at at-tractive valuations.

Our commitment to corporate bonds paid off, as corporates outperformed for most of the year. After the Fed raised short-term rates, we invested in Sprint Spectrum and Loewen Group to take advantage of wider spreads (the difference between the yields of corporate bonds and Treasury securities of similar matu-rities). We also purchased bonds of Saga Petroleum and SKF. We eliminated our bond position in Columbia HCA opportunistically, and took profits in Federated Department Stores.

As the year ended, the average quality of the bonds in the portfolio was AA, with a few carefully selected high-yield bonds. There has been no exposure to Southeast Asia; at year-end, all foreign holdings were Yankee bonds, which are foreign issues that are insulated from currency fluctuations because they are denominated in U.S. dollars.

Q. WHAT DO YOU SEE AHEAD FOR THE BOND AND STOCK MARKETS, AND WHAT DOES IT IMPLY FOR THE SERIES?

A. Given our favorable outlook for bonds--slower growth with low inflation--we continue to extend duration. Prolonged turmoil in Southeast Asia could limit pricing power for U.S. companies, dampening inflation further--another posi-tive for bond prices.

On the equity side, we will continue to focus on areas where Loomis Sayles' analysts expect above-market growth rates. The Series started 1998 with a portfolio priced below the market's average price/earnings ratio while having an overall better earnings growth outlook. We believe valuations generally fa-vor mid-cap stocks over large companies, particularly those mid-cap firms with above-average growth prospects, an area in which the Series is well-posi-tioned.

As in the past, we will rely on the extensive proprietary research capability of Loomis Sayles, focusing on sound value in selecting stocks and bonds for the portfolio.

             A $10,000 Investment Compared to the S&P 500/19/ and
                    Lehman Brothers Gov't/Corp./4/ Indices

                           [LINE GRAPH APPEARS HERE]

                            Balanced                       Leh/Gov't
                             Series         S&P 500           Corp.
                            --------        -------        ---------
           10/31/94          10,000          10,000          10,000
           12/31/94           9,990           9,794          10,048
           12/31/95          12,467          13,461          11,981
           12/31/96          14,575          16,552          12,328
           12/31/97          16,933          23,055          13,015


[X] FUND FACTS

GOAL: Reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

START DATE: October 31, 1994

SIZE: $137 million as of December 31, 1997

MANAGERS: Carol C. McMurtrie, Tricia H. Mills and Roderic Dillon are the portfolio managers of the equity portion, and Meri Anne Beck, John Hyll and Barr Segal are the portfolio management team of the fixed-income portion of the Loomis Sayles Balanced Series.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts, if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--55.5% OF TOTAL NET ASSETS

 SHARES                                                          VALUE (A)
        AEROSPACE--1.4%
 17,200 Northrop Grumman Corp. ..............................   $  1,978,000
                                                                ------------
        APPAREL & TEXTILES--1.6%
 22,100 Reebok International, Ltd............................        636,756
 48,600 Warnaco Group, Inc. .................................      1,524,825
                                                                ------------
                                                                   2,161,581
                                                                ------------
        BANKS--6.0%
 25,200 BankAmerica Corp.....................................      1,839,600
 12,600 Chase Manhattan Corp., New...........................      1,379,700
 28,700 Charter One Financial Inc............................      1,811,688
 11,700 Fleet Financial Group Inc. ..........................        876,769
 13,200 NationsBank Corp.....................................        802,725
 38,300 Norwest Corp.........................................      1,479,337
                                                                ------------
                                                                   8,189,819
                                                                ------------
        CHEMICALS--5.5%
 63,600 Crompton & Knowles Corp. ............................      1,685,400
 27,000 EI du Pont de Nemours & Co...........................      1,621,687
 50,700 IMC Global Inc.......................................      1,660,425
 13,800 PPG Industries, Inc..................................        788,325
 66,300 Solutia Inc..........................................      1,769,381
                                                                ------------
                                                                   7,525,218
                                                                ------------
        COMPUTERS & BUSINESS EQUIPMENT--1.9%
 48,900 Gateway 2000 Inc.(c).................................      1,595,362
 29,700 3Com Corp.(c)........................................      1,037,644
                                                                ------------
                                                                   2,633,006
                                                                ------------
        CONSUMER--JEWELRY/
         NOVELTIES/GIFTS--1.3%
 44,300 American Greetings Corp. ............................      1,733,237
                                                                ------------
        ELECTRIC COMPANIES--0.0%
  1,200 CMS Energy Corp......................................         52,875
                                                                ------------
        ELECTRONICS--1.2%
 32,100 Raytheon Co. ........................................      1,621,050
                                                                ------------
        FINANCIAL SERVICES--2.5%
 34,100 Federal Home Loan Mortgage Corp. ....................      1,430,069
 33,900 Federal National Mortgage Association................      1,934,419
                                                                ------------
                                                                   3,364,488
                                                                ------------
        FREIGHT TRANSPORTATION--1.9%
 56,400 Canadian Pacific, Ltd., New..........................      1,536,900
 18,000 Federal Express Corp.(c).............................      1,099,125
                                                                ------------
                                                                   2,636,025
                                                                ------------

 SHARES                                                              VALUE (A)
        HEALTH CARE--SERVICES--2.2%
  9,600 Aetna, Inc. .............................................   $    677,400
 49,500 Columbia/HCA Healthcare Corp. ...........................      1,466,438
 37,540 Foundation Health Corp.(c)...............................        839,957
                                                                    ------------
                                                                       2,983,795
                                                                    ------------
        HOUSING & BUILDING MATERIALS--4.5%
 23,100 Armstrong World Industries, Inc. ........................      1,726,725
 40,000 Leggett & Platt, Inc. ...................................      1,675,000
 38,100 Masco Corp...............................................      1,938,337
 14,400 Philips Electronics NV (ADR)(d)..........................        871,200
                                                                    ------------
                                                                       6,211,262
                                                                    ------------
        INSURANCE--5.1%
 17,100 ACE, Ltd. ...............................................      1,650,150
 15,100 Allstate Corp. ..........................................      1,372,212
 33,900 Everest Reinsurance Holdings, Inc........................      1,398,375
 12,400 Loews Corp. .............................................      1,315,950
 40,100 TIG Holdings, Inc. ......................................      1,330,819
                                                                    ------------
                                                                       7,067,506
                                                                    ------------
        LEISURE TIME--1.4%
 61,400 Hasbro Inc...............................................      1,934,100
                                                                    ------------
        MACHINERY--2.5%
 14,000 Case Corp................................................        846,125
 15,000 Deere & Co...............................................        874,687
 48,000 Dover Corp. .............................................      1,734,000
                                                                    ------------
                                                                       3,454,812
                                                                    ------------
        MANUFACTURING--DIVERSIFIED--1.2%
 43,600 Allied Signal, Inc.......................................      1,697,675
                                                                    ------------
        MANUFACTURING--SPECIAL--0.7%
 25,000 York International Corp., New............................        989,062
                                                                    ------------
        OIL & GAS--3.3%
 11,200 British Petroleum PLC....................................        892,500
 47,700 Tosco Corp. .............................................      1,803,656
 23,400 United Meridian Corp.....................................        658,125
 29,100 Unocal Corp..............................................      1,129,447
                                                                    ------------
                                                                       4,483,728
                                                                    ------------
        PAPER & FOREST PRODUSTS--0.5%
  5,400 Georgia Pacific Corp.....................................        328,050
  3,900 Georgia Pacific Timber Corp..............................         88,481
 10,200 Mead Corp. ..............................................        285,600
                                                                    ------------
                                                                         702,131
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)


   SHARES                                                            VALUE (A)
             RETAIL--2.6%
      46,000 Dillards Inc........................................   $  1,621,500
      83,400 Office Depot........................................      1,996,387
                                                                    ------------
                                                                       3,617,887
                                                                    ------------
             RETAIL--FOOD & DRUG--1.4%
      52,800 The Kroger Co.(c)...................................      1,950,300
                                                                    ------------
             TELEPHONE--5.4%
      24,300 Ameritech Corp......................................      1,956,150
      17,000 Bell Atlantic Corp. ................................      1,547,000
      36,000 BellSouth Corp. ....................................      2,027,250
      26,100 SBC Communications, Inc. ...........................      1,911,825
                                                                    ------------
                                                                       7,442,225
                                                                    ------------
             TOBACCO--1.4%
      50,400 UST, Inc............................................      1,861,650
                                                                    ------------
             Total Common Stocks
              (Identified Cost $66,574,519)......................     76,291,432
                                                                    ------------

MEDIUM & LONG TERM BONDS & NOTES--38.8%

    FACE
   AMOUNT
             BANKS--0.0%
 $    50,000 Norwest Corp., 7.650%, 3/15/05......................         53,657
                                                                    ------------
             CABLE & MEDIA--0.3%
     350,000 TCI Communications, Inc.,
              7.250%, 6/15/99....................................        354,014
                                                                    ------------
             COMPUTER--0.2%
     300,000 Comdisco, Inc., 5.760%, 1/19/99.....................        299,355
                                                                    ------------
             ENERGY--0.1%
     125,000 Coastal Corp., 8.125% 9/15/02.......................        133,127
                                                                    ------------
             FINANCE--2.2%
     125,000 Associates Corp. NA,
              8.350%, 12/22/98...................................        127,711
     115,000 Avalon Properties, Inc.,
              7.375%, 9/15/02....................................        119,132
     260,000 Dean Witter Discover & Co.,
              6.750%, 1/01/16....................................        257,434
     200,000 Ford Motor Credit Corp.,
              6.850%, 8/15/00....................................        203,790
     244,000 General Motors Acceptance Corp., 5.500%, 12/15/01...        237,080
     280,000 Oasis Residential, Inc.,
              7.000%, 11/15/03...................................        283,982

    FACE
   AMOUNT                                                           VALUE (A)
 $   520,000 Sears Roebuck Acceptance Corp.,
              6.95% 05/15/02....................................   $    532,605
     100,000 Secured Finance, 9.050%, 12/15/04..................        114,187
     575,000 Transamerica Finance Corp.,
              6.750%, 6/01/00...................................        581,727
     300,000 Western Financial Services,
              6.950%, 11/20/03..................................        304,455
     198,516 World Omni Automobile Lease Finance Corp., 6.550%,
              6/25/02...........................................        199,447
                                                                   ------------
                                                                      2,961,550
                                                                   ------------
             FOOD & BEVERAGES--0.6%
     720,000 Archer Daniels Midland Co.,
              7.500%, 03/15/27..................................        788,760
                                                                   ------------
             HEALTHCARE--0.3%
     440,000 National Health Investors, Inc.,
              7.300%, 07/16/07..................................        459,932
                                                                   ------------
             INDUSTRIALS--3.2%
     325,000 Amerco, 7.850%, 5/15/03............................        343,193
     535,000 Loewen Group International, Inc., 7.750%, 10/15/01.        557,331
     260,000 Philips Electronics NV,
              7.250%, 8/15/13...................................        266,932
   1,420,000 SKF AB, 7.125%, 07/01/07...........................      1,484,227
     700,000 Textron Inc., 6.625, 11/15/07......................        709,107
     200,000 Tektronix, Inc., 7.625%, 8/15/02...................        207,610
     740,000 USX Marathon, 8.500%, 3/01/23......................        855,151
                                                                   ------------
                                                                      4,423,551
                                                                   ------------
             INSURANCE--0.2%
     275,000 Travelers Aetna, 6.750%, 4/15/01...................        278,465
                                                                   ------------
             LEISURE & LODGING--1.7%
   1,100,000 Carnival Corp., 7.050%, 5/15/05....................      1,132,923
     300,000 La Quinta Inns, Inc.,
              7.400%, 9/15/05...................................        307,500
     760,000 Royal Caribbean Cruises Line,
              7.500%, 10/15/27..................................        773,938
                                                                   ------------
                                                                      2,214,361
                                                                   ------------
             MORTGAGE--1.7%
   1,076,032 Federal Home Loan Bank,
              6.000%, 8/15/22...................................      1,008,780
   1,390,000 Federal Home Loan Bank,
              6.000%, 12/01/27..................................      1,340,043
                                                                   ------------
                                                                      2,348,823
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

MEDIUM & LONG TERM BONDS & NOTES--(CONTINUED)

    FACE
   AMOUNT                                                           VALUE (A)
             MORTGAGED BACKED--2.0%
 $   331,194 Federal National Mortgage Association, 7.000%,
              12/01/11..........................................   $    336,506
     248,946 Federal National Mortgage Association, 7.000%,
              12/01/11..........................................        252,939
     550,000 Federal National Mortgage Association, 7.000%,
              1/01/13...........................................        558,074
   1,043,024 Federal National Mortgage Association, 7.000%,
              11/1/12...........................................      1,058,336
     620,000 Federal National Mortgage Association, 6.000%,
              2/25/24...........................................        580,165
                                                                   ------------
                                                                      2,786,020
                                                                   ------------
             OIL & GAS--1.4%
   1,040,000 Kerr McGee, 6.625%, 10/15/07.......................      1,071,918
     835,000 Saga Petroleum, 7.250%, 9/23/27....................        870,496
                                                                   ------------
                                                                      1,942,414
                                                                   ------------
             RAILROADS--0.4%
     460,000 Norfolk Southern Corp.,
              7.050%, 05/01/37..................................        488,262
                                                                   ------------
             SECURITIES--2.5%
     225,000 Bankers Trust N.Y. Corp.,
              7.625%, 08/15/05..................................        239,704
   1,040,000 Bear Stearns Cos., Inc.,
              6.750%, 12/15/07..................................      1,044,368
     200,000 Donaldson Lufkin & Jenrette, Inc., 6.875%,
              11/01/05..........................................        203,370
     100,000 Lehman Brothers Holdings, Inc.,
              5.750%, 11/15/98..................................         99,593
     200,000 Lehman Brothers Holdings, Inc.,
              7.360%, 12/15/03..................................        208,742
     100,000 Merrill Lynch & Co.,
              8.375%, 2/09/00...................................        104,298
     390,000 Salomon Brothers., Inc.,
              7.125%, 8/01/99...................................        395,347
     145,000 Salomon, Inc., 7.500%, 2/01/03.....................        151,560
     480,000 Salomon, Inc., 7.000%, 3/15/04.....................        493,430
     450,000 Van Kampen Merritt Companies, Inc., 9.750%,
              02/15/03..........................................        467,851
                                                                   ------------
                                                                      3,408,263
                                                                   ------------
             TECHNOLOGY--0.2%
     200,000 Digital Equipment Corp.,
              8.625%, 11/01/12..................................        219,066
                                                                   ------------
             TELECOMMUNICATION--0.5%
     950,000 Sprint Spectrum L.P.,
              Zero Coupon, 08/15/06.............................        736,250
                                                                   ------------

    FACE
   AMOUNT                                                           VALUE (A)
             TRANSPORTATION--0.5%
 $   100,000 American Airlines,
              10.290%, 03/08/21.................................   $    136,343
      25,000 American Airlines,
              10.180%, 1/02/13..................................         31,244
     600,000 Northwest Airlines,
              8.375%, 03/15/04..................................        617,724
                                                                   ------------
                                                                        785,311
                                                                   ------------
             U.S. GOVERNMENT & GOVERNMENT AGENCIES--20.1%
     350,000 Federal Home Loan Bank,
              7.151%, 9/13/05...................................        349,989
     600,000 United States Treasury Notes,
              7.250%, 5/15/04...................................        647,532
     330,000 United States Treasury Notes,
              7.875%, 11/15/04..................................        368,930
  13,010,000 United States Treasury Notes,
              6.500%, 8/15/05...................................     13,575,154
   2,200,000 United States Treasury Notes,
              5.625%, 2/15/06...................................      2,175,250
   5,270,000 United States Treasury Notes,
              7.000%, 7/15/06...................................      5,688,280
     500,000 United States Treasury Notes,
              6.625%, 5/15/07...................................        529,220
     800,000 United States Treasury Notes, Zero Coupon
              11/15/09..........................................        396,416
   1,300,000 United States Treasury
              Bonds, 10.375% 11/15/12...........................      1,727,375
   1,100,000 United States Treasury
              Bonds, 9.125% 5/15/18.............................      1,498,233
     605,000 United States Treasury
              Bonds, 6.625% 2/15/27.............................        656,800
                                                                   ------------
                                                                     27,613,179
                                                                   ------------
             UTILITIES--0.7%
     250,000 Cincinnati Gas & Electric Co.,
              7.375%, 11/01/01..................................        252,302
     520,000 Waterford 3 Funding
              Energy 8.090%, 01/01/17...........................        543,577
     195,000 Detroit Edison Co.,
              6.340%, 3/15/00...................................        195,696
                                                                   ------------
                                                                        991,575
                                                                   ------------
  51,346,712 Total Bonds & Notes
              (Identified Cost $51,882,393).....................     53,285,935
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

SHORT-TERM INVESTMENTS--5.2%

    FACE
   AMOUNT                                                          VALUE (A)
 $ 5,000,000 American Express Credit Corp,
              6.650%, 1/02/98..................................   $  5,000,000
   2,182,000 Repurchase agreement with State Street Bank &
              Trust Co. dated 12/31/97 at 5.000% to be
              repurchased at $2,182,606 on 1/02/98
              collateralized by $2,170,000 U.S Treasury Note
              5.875% due 1/31/99 with a value of $2,226,735....      2,182,000
                                                                  ------------
             Total Short-Term Investments
              (Identified Cost $7,182,000).....................      7,182,000
                                                                  ------------
             Total Investments--99.5%
              (Identified Cost $125,638,912)(b)................    136,759,367
             Other assets less liabilities.....................        683,759
                                                                  ------------
             TOTAL NET ASSETS--100%............................   $137,443,126
                                                                  ============
(a) See Note 1a.
(b) Federal Tax Information: At December 31, 1997 the net unrealized appreciation on investments based on cost of $125,761,823 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost..........    13,311,001
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value..........    (2,313,457)
                                                                  ------------
   Net unrealized appreciation..................................  $ 10,997,544
                                                                  ============

(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value....................................           $136,759,367
 Cash....................................................                    577
 Receivable for:
 Fund shares sold........................................                625,442
 Securities sold.........................................                147,796
 Dividends and interest..................................              1,034,577
 Unamortized organization................................                  3,676
                                                                    ------------
LIABILITIES                                                          138,571,435
 Payable for:
 Securities purchased....................................  $729,743
 Fund shares redeemed....................................   302,808
 Withholding taxes.......................................     1,272
 Accrued expenses:
 Management fees.........................................    65,387
 Deferred trustees' fees.................................     2,489
 Other...................................................    26,610
                                                           --------
                                                                       1,128,309
                                                                    ------------
                                                                    $137,443,126
                                                                    ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.........................................           $125,683,115
 Undistributed net investment income.....................                 51,774
 Accumulated net realized gains..........................                587,771
 Unrealized appreciation on investments..................             11,120,466
                                                                    ------------
NET ASSETS...............................................           $137,443,126
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($137,443,126 divided by 9,249,784 shares of beneficial
 interest)...............................................           $      14.86
                                                                    ============
Identified cost of investments...........................           $125,638,912
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
 Dividends..........................................             $   695,570(a)
 Interest...........................................               2,465,423
                                                                 -----------
                                                                   3,160,993
EXPENSES
 Management fees.................................... $  607,641
 Trustees' fees and expenses........................     19,710
 Custodian..........................................     60,797
 Audit and tax services.............................     13,802
 Legal..............................................     22,022
 Printing...........................................     19,451
 Amortization of organization expenses..............      2,011
 Miscellaneous......................................      3,080
                                                     ----------
  Total expenses....................................    748,514
  Less expenses assumed by the investment adviser...    (10,668)     737,846
                                                     ----------  -----------
NET INVESTMENT INCOME...............................               2,423,147
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS
 Realized gain on:
 Investments--net...................................  5,050,034
                                                     ----------
  Total realized
   gain on investments..............................  5,050,034
                                                     ----------
 Unrealized appreciation on:
 Investments--net...................................  5,612,021
 Foreign currency transactions--net.................         11
                                                     ----------
  Total unrealized appreciation
   on investments and foreign
   currency transactions............................  5,612,032
                                                     ----------
Net gain on investment transactions.................  10,662,066
                                                     -----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS.........................................  $13,085,213
                                                      ===========

(a) Net of foreign taxes of: $3,259

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,
                                                          1996          1997
                                                      ------------  ------------
FROM OPERATIONS
 Net investment income..............................  $ 1,121,822   $  2,423,147
 Net realized gain on investments...................      940,791      5,050,034
 Unrealized appreciation on investments and foreign
  currency transactions.............................    4,480,648      5,612,032
                                                      -----------   ------------
 INCREASE IN NET ASSETS FROM OPERATIONS.............    6,543,261     13,085,213
                                                      -----------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..............................   (1,114,677)    (2,381,795)
 Net realized gain on investments...................     (557,561)    (4,984,089)
                                                      -----------   ------------
                                                       (1,672,238)    (7,365,884)
                                                      -----------   ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares.......................   41,044,288     86,766,541
 Net asset value of shares issued in connection with
  the reinvestment of:
 Distributions from net investment income...........    1,114,677      2,381,795
 Distributions from net realized gain...............      557,561      4,984,089
                                                      -----------   ------------
                                                       42,716,526     94,132,425
 Cost of shares redeemed............................   (7,885,382)   (20,933,471)
                                                      -----------   ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS......................................   34,831,144     73,198,954
                                                      -----------   ------------
 TOTAL INCREASE IN NET ASSETS.......................   39,702,167     78,918,283
NET ASSETS
 Beginning of the year..............................   18,822,676     58,524,843
                                                      -----------   ------------
 End of the year....................................  $58,524,843   $137,443,126
                                                      ===========   ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year..............................  $     1,050   $     10,566
                                                      ===========   ============
 End of the year....................................  $    10,566   $     51,774
                                                      ===========   ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.....................    3,250,311      5,865,131
 Issued in connection with the reinvestment of:
 Distributions from net investment income...........       82,445        161,887
 Distributions from net realized gain...............       30,535        337,428
                                                      -----------   ------------
                                                        3,363,291      6,364,446
 Redeemed...........................................     (619,940)    (1,433,106)
                                                      -----------   ------------
 Net change.........................................    2,743,351      4,931,340
                                                      ===========   ============

FINANCIAL HIGHLIGHTS

                                OCTOBER 31, 1994(A)
                                      THROUGH        YEAR     YEAR      YEAR
                                   DECEMBER 31,      ENDED    ENDED    ENDED
                                       1994          1995     1996      1997
                                ------------------- -------  -------  --------
Net Asset Value, Beginning of
 Year..........................       $10.00        $  9.94  $ 11.95  $  13.55
                                      ------        -------  -------  --------
Income From Investment
 Operations
 Net Investment Income.........         0.05           0.26     0.27      0.28
 Net Realized and Unrealized
  Gain (Loss) on Investments...        (0.06)          2.20     1.73      1.90
                                      ------        -------  -------  --------
 Total From Investment
  Operations...................        (0.01)          2.46     2.00      2.18
                                      ------        -------  -------  --------
Less Distributions
 Distributions From Net
  Investment Income............        (0.05)         (0.26)   (0.27)    (0.27)
 Distributions From Net
  Realized Capital Gains.......         0.00          (0.19)   (0.13)    (0.60)
                                      ------        -------  -------  --------
 Total Distributions...........        (0.05)         (0.45)   (0.40)    (0.87)
                                      ------        -------  -------  --------
Net Asset Value, End of Year...       $ 9.94        $ 11.95  $ 13.55  $  14.86
                                      ======        =======  =======  ========
TOTAL RETURN (%)...............        (0.10)(c)      24.79    16.91     16.18
Ratio of Operating Expenses to
 Average Net Assets (%)........         0.85 (b)       0.85     0.85      0.85
Ratio of Net Investment Income
 to Average Net Assets (%).....         4.16 (b)       4.03     3.08      2.79
Portfolio Turnover Rate (%)....            0 (b)         72       59        60
Average Commission Rate(d).....           --             --  $0.0594  $ 0.0594
Net Assets, End of Year (000)..       $2,722        $18,823  $58,525  $137,443
The ratios of expenses to
 average net assets without
 giving effect to the voluntary
 expense agreement described in
 Note 4 to the Financial
 Statements would have been
 (%)...........................         3.73 (b)       1.85     0.99      0.86

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

BACK BAY ADVISORS MANAGED SERIES
PETER W. PALFREY, CFA
BACK BAY ADVISORS, L.P.

[PHOTOGRAPH OF PETER W. PALFREY APPEARS HERE]

Q. HOW DID THE SERIES PERFORM DURING THE YEAR?

A. The Back Bay Advisors Managed Series continued its strong relative and abso-lute performance in 1997, returning 26.56% versus 19.05% for the median Lipper Variable Products Flexible Portfolio Fund/9/, an outperformance of 751 basis points. The Series also outpaced an unmanaged composite of 65% of the S&P 500 Index (33.2% in 1997) and 35% of the Lehman Government/Corporate Bond Index/4/ (9.76% in 1997) which returned 25.1% for the year on a blended basis. The Se-ries was ranked 1st of 83 funds in its peer group of Lipper Variable Products Flexible Portfolio Funds for the year, and is ranked in the top 5 for the three and five year periods.

Q. HOW DID YOU MANAGE THE SERIES DURING THE PAST YEAR?

A. The Back Bay Advisors Managed Series maintained an overweight allocation in stocks through most of 1997, given the favorable US financial market backdrop, ranging from 68% to 73% of total assets. This benefited overall Series perfor-mance, given the strong absolute performance of stocks during this period. Large-capitalization growth stocks, which are well-represented in the Series, also performed very well during 1997, relative to the broader market. However, with stock market technicals and fundamentals coming under pressure during the latter part of the year, spurred largely by the growing Asia crisis (weaker fund flows, increased price volatility and weakening year-over-year earnings growth), I rebalanced the portfolio on several occasions, taking advantage of periods of relative stock market strength to reduce equity exposure. Proceeds from stock sales were redirected to longer duration bonds, lengthening the av-erage maturity of the bond portfolio.

As uncertainty from the growing financial crisis in the Pacific Rim spread to global financial markets, investors scrambled to the safe haven of U.S. Trea-suries, pushing domestic interest rates sharply lower late in 1997. In addition to this "flight to quality" to the U.S. bond market, investors became more con-structive on the longer term outlook for interest rates. This was a function of slower anticipated US economic growth in 1998, coupled with decreased price pressures, as the currency devaluations and the sharp economic contraction of the Pacific Rim weighed on global economic growth. With the short-end of the Treasury yield curve anchored by a 5.5 percent Federal Funds Rate, investors stretched out the yield curve, driving 30-year bond yields nearly 50 basis points lower during the fourth quarter of 1997. The bond portfolio benefited from this pronounced drop in United States interest rates, actually outperforming stocks during the fourth quarter. A barbelled combination of higher-yielding United States and Yankee securities and long dated United States corporate and Canadian issues contributed to the Series' solid perfor-mance.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. Even as the growing impact of the Asian crisis on the United States economy has started to become more apparent to United States investors--e.g. reduced US corporate export growth, lack of pricing power overseas and domestically, nar-rowing profit margins, etc.--analysts have been relatively slow to revise their 1998 earnings estimates lower. Accordingly, I took advantage of the year-end stock rally to trim the Series' equity position over a period of days, from 70% to 65% stocks, with the proceeds redirected to a combination of cash and bonds. Of particular note, this is the first time since early 1995 that our internal asset allocation model has shifted from an "overweight" to a "neutral" weight-ing in stocks.

The domestic United States economy has been quite robust for some time, and will likely be aided for the next several quarters by the recent decline in corporate and consumer borrowing costs. Additionally, the Federal Reserve is expected to maintain a neutral monetary policy stance over the near term, given the favorable inflation outlook in the United States and the likelihood that United States economic growth will slow to a more moderate pace in 1998. Howev-er, the current confidence crisis in the Pacific Rim could easily contaminate United States (and other Western) financial markets if the situation does not stabilize fairly soon. With stock prices remaining near their all-time highs, and with interest rates only modestly lower thus far in 1998, stock valuations remain very "full" by most historical measures. I expect to maintain a neutral weighting to stocks over the near term, but must see to what extent the United States economy is impacted by the events in the Pacific Rim over upcoming months.

               A $10,000 Investment Compared to the S&P 500 and
                  Lehman Brothers Government/Corporate Index

                           [LINE GRAPH APPEARS HERE]

                    Zenith Managed                     Leh Gov't/
                        Series         S&P 500           Corp.
                    --------------     -------         ---------
        12/31/87        10,000          10,000          10,000
        12/31/88        10,948          11,649          10,678
        12/31/89        13,037          15,329          12,041
        12/31/90        13,456          14,852          13,145
        12/31/91        16,171          19,357          15,068
        12/31/92        17,255          20,830          16,148
        12/31/93        19,092          22,920          17,567
        12/31/94        18,880          23,231          17,228
        12/31/95        24,782          31,931          19,886
        12/31/96        28,508          39,243          20,673
        12/31/97        36,078          52,317          23,994

[X] FUND FACTS

GOAL: A favorable total return through investment in a diversified portfolio. The Series' portfolio is expected to include a mix of (1) common stocks, (2) notes and bonds and (3) money market instruments.

START DATE: May 1, 1987

SIZE: $189 million as of December 31, 1997

MANAGER: Peter Palfrey has managed the Series since January 1994 and joined Back Bay Advisors in 1993. Mr. Palfrey also manages several other fixed income and separate accounts.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts, if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--65.0% OF TOTAL NET ASSETS

 SHARES                                                              VALUE (A)
        AEROSPACE--1.0%
 11,276 Boeing Co. ..............................................   $    551,819
  5,400 Lockheed Martin Corp. ...................................        531,900
 14,600 Rockwell International Corp. ............................        762,850
                                                                    ------------
                                                                       1,846,569
                                                                    ------------
        AIR TRANSPORTATION--0.4%
  2,900 Delta Air Lines, Inc. ...................................        345,100
 15,150 Southwest Airlines Co. ..................................        373,069
                                                                    ------------
                                                                         718,169
                                                                    ------------
        AUTOMOBILE & RELATED--1.7%
 37,764 Chrysler Corp. ..........................................      1,328,821
 16,900 Ford Motor Co. ..........................................        822,819
 10,125 Genuine Parts Co. .......................................        343,617
  4,500 Goodyear Tire & Rubber Co. ..............................        286,313
  7,200 Paccar, Inc. ............................................        378,000
                                                                    ------------
                                                                       3,159,570
                                                                    ------------
        BANKS--5.6%
 15,186 Banc One Corp. ..........................................        824,790
  9,888 Bank America Corp. ......................................        721,824
 10,600 Bankers Trust New York Corp. ............................      1,191,837
  8,700 Chase Manhattan Corp. New................................        952,650
  9,400 Citicorp.................................................      1,188,513
  7,800 First Chicago Corp. .....................................        651,300
 10,900 J.P. Morgan & Co., Inc. .................................      1,230,337
 14,400 Nations Bank Corp. ......................................        875,700
 34,200 Norwest Corp. ...........................................      1,320,975
  5,000 Republic NY Corp. .......................................        570,938
  2,800 Wells Fargo & Co. .......................................        950,425
                                                                    ------------
                                                                      10,479,289
                                                                    ------------
        BEVERAGES--0.3%
 20,000 Whitman Corp. ...........................................        521,250
                                                                    ------------
        BUSINESS MACHINES--1.7%
  8,500 Apple Computer...........................................        111,563
 28,400 Digital Equipment Corp.(c)...............................      1,050,800
 19,800 International Business Machines Corp. ...................      2,070,337
                                                                    ------------
                                                                       3,232,700
                                                                    ------------
        BUSINESS SERVICES--0.8%
 28,500 Browning Ferris Industries, Inc. ........................      1,054,500
  9,200 H & R Block, Inc. .......................................        412,275
                                                                    ------------
                                                                       1,466,775
                                                                    ------------
        CHEMICALS--1.6%
 28,400 Allied-Signals, Inc. ....................................      1,105,825
 15,100 E.I. Du Pont de Nemours & Co. ...........................        906,944
 11,000 Great Lakes Chemical Corp. ..............................        493,625

 SHARES                                                              VALUE (A)
  3,900 Pitney Bowes, Inc. ......................................   $    350,756
  5,100 Union Carbide Corp. .....................................        218,981
                                                                    ------------
                                                                       3,076,131
                                                                    ------------
        COMMUNICATION--5.9%
 15,500 Airtouch Communications, Inc. ...........................        644,219
 13,100 Ameritech Corp. .........................................      1,054,550
 39,261 AT&T Co. ................................................      2,404,736
 11,212 Bell Atlantic Corp. .....................................      1,020,292
 16,200 BellSouth Corp. .........................................        912,263
 10,600 GTE Corp. ...............................................        553,850
 12,800 Harris Corp. ............................................        587,200
  8,834 Lucent Technologies, Inc. ...............................        705,616
 11,900 Northern Telecom LTD.....................................      1,059,100
 14,137 SBC Comunications, Inc. .................................      1,035,535
 23,900 US West, Inc. ...........................................      1,078,487
                                                                    ------------
                                                                      11,055,848
                                                                    ------------
        CONGLOMERATES--0.7%
 11,100 Frontier Corp. ..........................................        267,094
 13,800 Minnesota Mining & Manufacturing.........................      1,132,462
                                                                    ------------
                                                                       1,399,556
                                                                    ------------
        CONSTRUCTION--1.0%
 20,100 Home Depot, Inc. ........................................      1,183,388
 14,900 Masco Corp. .............................................        758,038
                                                                    ------------
                                                                       1,941,426
                                                                    ------------
        CONSUMER DURABLES--1.9%
  7,300 Black & Decker Corp. ....................................        285,156
 43,700 General Electric Co. ....................................      3,206,487
    800 Whirlpool Corp. .........................................         44,000
                                                                    ------------
                                                                       3,535,643
                                                                    ------------
        CONTAINERS--0.1%
  6,000 Bemis, Inc. .............................................        264,375
                                                                    ------------
        DATA PROCESSING--2.1%
 23,100 Intel Corp. .............................................      1,622,775
 17,900 Microsoft Corp. .........................................      2,313,575
    150 Oracle Systems Corp. ....................................          3,347
                                                                    ------------
                                                                       3,939,697
                                                                    ------------
        DOMESTIC OIL--1.2%
  4,300 Amerada Hess Corp. ......................................        235,963
  2,800 Amoco Corp. .............................................        238,350
  5,400 Atlantic Richfield Co. ..................................        432,675
  7,200 Halliburton Co. .........................................        373,950
  3,601 Sun, Inc. ...............................................        151,467

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                              VALUE (A)
        DOMESTIC OIL--(CONTINUED)
  6,200 Tenneco, Inc.............................................   $    244,900
 15,600 Unocal Corp..............................................        605,475
                                                                    ------------
                                                                       2,282,780
                                                                    ------------
        DRUGS & MEDICINE--5.3%
  8,800 Abbott Laboratories......................................        576,950
 12,800 Bausch & Lomb, Inc.......................................        507,200
 17,500 Baxter International, Inc................................        882,656
  9,600 Becton Dickerson & Co....................................        480,000
 17,000 C.R. Bard, Inc...........................................        532,312
 12,600 Corning, Inc.............................................        467,775
 15,800 Eli Lilly & Co. .........................................      1,100,075
 11,200 Mallinckrodt, Inc........................................        425,600
 19,500 Merck & Co., Inc.........................................      2,071,875
 20,800 Pfizer, Inc. ............................................      1,550,900
 21,600 Schering Plough Corp.....................................      1,341,900
                                                                    ------------
                                                                       9,937,243
                                                                    ------------
        ELECTRONICS--2.4%
 21,400 AMP, Inc.................................................        898,800
 18,800 Emerson Electric Co......................................      1,061,025
 20,000 Hewlett-Packard..........................................      1,250,000
 15,400 Raytheon Co. ............................................        777,700
 14,400 Tektronix, Inc. .........................................        571,500
                                                                    ------------
                                                                       4,559,025
                                                                    ------------
        ENERGY & UTILITIES--2.4%
 11,700 Consolidated Edison Co. .................................        479,700
 40,200 Edison International.....................................      1,092,937
 45,700 Pacific Gas & Electric Corp..............................      1,390,994
 10,700 Pepco Energy Co. ........................................        259,475
  7,700 Public Service Enterprise Group..........................        243,994
  8,900 Texas Utilities Co.......................................        369,906
 21,200 Unicom Corp. ............................................        651,900
                                                                    ------------
                                                                       4,488,906
                                                                    ------------
        ENERGY RAW MATERIALS--0.4%
 27,200 Occidental Petroleum Corp. ..............................        797,300
                                                                    ------------
        FINANCE--2.1%
 10,400 American Express Co......................................        928,200
 21,800 Federal Home Loan Mortgage Corp. ........................        914,238
 21,400 Federal National Mortgage Association....................      1,221,137
 14,508 Morgan Stanley, Dean Witter..............................        857,785
                                                                    ------------
                                                                       3,921,360
                                                                    ------------
        FOOD & AGRICULTURE--3.5%
 36,900 Coca Cola Co. ...........................................      2,458,462
 20,450 H. J. Heinz Co...........................................      1,039,116
 22,400 Kellogg Co. .............................................      1,111,600

 SHARES                                                              VALUE (A)
 30,700 PepsiCo, Inc.............................................   $  1,118,631
 16,000 Sara Lee Corp. ..........................................        901,000
                                                                    ------------
                                                                       6,628,809
                                                                    ------------
        GAS UTILITIES--0.3%
 14,200 Eastern Enterprises......................................        639,000
                                                                    ------------
        GOLD--0.1%
  8,900 Barrick Gold Corp........................................        165,763
                                                                    ------------
        INSURANCE--2.7%
 11,500 Aetna Life & Casualty Co. ...............................        811,469
 10,568 Allstate Corp. ..........................................        960,367
 14,400 American General Corp. ..................................        778,500
  9,702 American International Group, Inc........................      1,055,092
  2,700 Cigna Corp...............................................        467,269
  4,600 Loews Corp. .............................................        488,175
  8,444 Travelers Group, Inc.....................................        454,921
                                                                    ------------
                                                                       5,015,793
                                                                    ------------
        INTERNATIONAL OIL--3.7%
 11,000 Chevron Corp. ...........................................        847,000
 38,400 Exxon Corp. .............................................      2,349,600
 15,600 Mobil Corp. .............................................      1,126,125
 39,200 Royal Dutch Petroleum Co. (ADR)(g).......................      2,124,150
  9,600 Texaco, Inc. ............................................        522,000
                                                                    ------------
                                                                       6,968,875
                                                                    ------------
        LEISURE--0.3%
 17,000 Brunswick Corp...........................................        515,313
                                                                    ------------
        LIQUOR--0.4%
  6,600 Anheuser-Busch Companies, Inc. ..........................        290,400
 11,700 Seagram, Ltd. ...........................................        378,056
                                                                    ------------
                                                                         668,456
                                                                    ------------
        MEDIA--1.3%
 13,400 Cisco Systems, Inc.......................................        747,050
  6,000 Gannett Company, Inc.....................................        370,875
 15,200 Tele-Communications, Inc. ...............................        424,650
 13,200 Time Warner, Inc. .......................................        818,400
                                                                    ------------
                                                                       2,360,975
                                                                    ------------
        MISCELLANEOUS--0.9%
  8,000 American Greetings Corp. ................................        313,000
 10,000 Cognizant Corp. .........................................        445,625
 10,900 EG & G, Inc..............................................        226,856
  4,400 Nacco Industries, Inc. ..................................        471,625
  7,926 Newmont Mining Corp......................................        232,826
                                                                    ------------
                                                                       1,689,932
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

COMMON STOCKS--(CONTINUED)

 SHARES                                                              VALUE (A)
        NON-FERROUS METALS--0.5%
 14,000 Aluminum Company of America..............................   $    985,250
                                                                    ------------
        OFFICE EQUIPMENT--0.9%
 24,000 Xerox Corp. .............................................      1,771,500
                                                                    ------------
        OPTICAL PHOTO, EQUIPMENT--0.1%
  3,600 Eastman Kodak Co. .......................................        218,925
                                                                    ------------
        PAPER & FOREST PRODUCTS--1.0%
  3,300 Burlington Northern Santa Fe.............................        306,694
  3,600 Georgia-Pacific Corp. ...................................        218,700
  3,600 Georgia-Pacific Corp. Timber Group.......................         81,675
 19,000 Kimberly Clark Corp. ....................................        936,937
  8,400 Westvaco Corp............................................        264,075
                                                                    ------------
                                                                       1,808,081
                                                                    ------------
        POLLUTION CONTROL--0.1%
  9,500 Waste Management, Inc....................................        261,250
                                                                    ------------
        PRODUCER OF GOODS--0.3%
 21,200 Cincinnati Milacron, Inc. ...............................        549,875
                                                                    ------------
        PUBLISHING--0.3%
 12,000 Knight Ridder, Inc. .....................................        624,000
                                                                    ------------
        RAILROADS & SHIPPING--0.4%
  5,100 CSX Corp. ...............................................        275,400
 13,500 Norfolk Southern Corp....................................        415,969
                                                                    ------------
                                                                         691,369
                                                                    ------------
        RESTAURANTS--0.0%
  3,070 Tricon Global Restaurants, Inc. .........................         89,222
                                                                    ------------
        RETAIL--3.7%
 19,000 Albertsons, Inc. ........................................        900,125
  5,000 J. C. Penney, Inc........................................        301,563
 38,900 Kmart Corp.(c)...........................................        449,781
 26,400 Mattel, Inc. ............................................        983,400
  7,800 May Department Stores Co. ...............................        410,963
 10,000 Mercantile Stores, Inc...................................        608,750
 11,600 Nike, Inc. ..............................................        455,300
 11,400 Sears Roebuck & Co. .....................................        515,850
 15,200 Supervalu, Inc...........................................        636,500
 44,900 Wal-Mart Stores, Inc. ...................................      1,770,744
                                                                    ------------
                                                                       7,032,976
                                                                    ------------
        SOAPS & COSMETICS--4.2%
 17,000 Alberto Culver Co........................................        545,062
  3,900 Avon Products, Inc.......................................        239,363
 26,920 Bristol-Myers Squibb Co. ................................      2,547,305
  3,800 Clorox Co................................................        300,438
  9,000 Gillette Co..............................................        903,937

   SHARES                                                            VALUE (A)
      26,100 Johnson & Johnson...................................   $  1,719,337
      20,600 Procter & Gamble Co.................................      1,644,137
                                                                    ------------
                                                                       7,899,579
                                                                    ------------
             STEEL--0.1%
       7,720 USX-US Steel Group..................................        241,250
                                                                    ------------
             TOBACCO--1.0%
      40,800 Philip Morris Companies, Inc. ......................      1,848,750
                                                                    ------------
             TRAVEL & RECREATION--0.7%
      13,235 Walt Disney Co. ....................................      1,311,092
                                                                    ------------
             Total Common Stock
              (Identified cost $69,647,086)......................    122,609,647
                                                                    ------------

BONDS & NOTES--30.5%

    FACE
   AMOUNT
             CORPORATE BONDS--12.6%
 $ 3,000,000 Cablevision Systems Corp.,
              7.875%, 12/15/07...................................      3,070,470
   5,000,000 Comcast Cable Communications,
              8.500%, 5/01/27....................................      5,874,300
   2,000,000 Comcast Cellular Holding, Inc,
              9.500%, 5/01/07....................................      2,080,000
   4,525,000 News America Holdings, Inc.,
              10.125%, 10/15/12..................................      5,254,023
   3,750,000 Norfolk Southern Corp.,
              7.050%, 5/01/37....................................      3,980,400
   2,000,000 Total Access Communication,
              8.375%, 11/04/06...................................      1,320,000
      30,000 Viacom, Inc.,
              8.000%, 7/07/06....................................         30,150
   2,000,000 Worldcom, Inc.,
              7.750%, 4/01/27....................................      2,201,300
                                                                    ------------
                                                                      23,810,643
                                                                    ------------
             FOREIGN--10.0%
   5,000,000 Government of Canada,
              Zero Coupon, 3/15/21(d)............................        874,401
  15,000,000 Government of Canada,
              Zero Coupon, 6/01/25(d)............................      2,055,999
   4,000,000 Government of Canada,
              10.250%, 3/15/14(d)................................      4,080,753
  30,000,000 Ontario Prov CTF Dep Book,
              Zero Coupon, 09/08/23(d)...........................      4,156,345
   3,000,000 Ontario Prov CDA,
              8.100%, 9/08/23(d).................................      2,588,433
  15,000,000 Quebec Prov Global Insurance Co., 1/16/23(d)........      2,032,119
   3,600,000 Quebec Prov CDA,
              8.500%, 04/01/26(d)................................      3,176,656
                                                                    ------------
                                                                      18,964,706
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

BONDS & NOTES--(CONTINUED)

     FACE
    AMOUNT                                                       VALUE (A)
              YANKEE--7.4%
 $  2,000,000 Petroleos Mexicanos,
               9.500%, 9/15/27...............................   $ 1,999,860
      925,000 Pindo Deli Fin Mauritius,
               10.750%, 10/01/07, 144A(e)....................       795,500
    3,000,000 Republic of Argentina,
               11.375%, 1/30/17..............................     3,296,250
    3,000,000 Republic of Argentina PCT,
               11.375%, 1/30/17..............................     3,296,250
    4,958,000 Republic of Panama,
               8.875%, 9/30/27...............................     4,638,208
                                                                -----------
                                                                 14,026,068
                                                                -----------
              U.S. GOVERNMENT AGENCY BONDS--0.4%
      304,559 Government National Mortgage Association,
               10.000%, 9/15/18..............................       338,889
      413,300 Government National Mortgage Association,
               11.500% with various maturities to 2013.......       474,701
                                                                -----------
                                                                    813,590
                                                                -----------
  112,505,859 Total Bonds & Notes
               (Identified Cost $55,114,931).................    57,615,007
                                                                -----------

SHORT-TERM INVESTMENT--3.7%

    FACE
   AMOUNT                                                          VALUE (A)
 $7,034,000 Household Finance Corp.,
             6.500%, 1/02/98...................................   $  7,032,730
                                                                  ------------
            Short-Term Investment
             (Identified Cost $7,032,730)......................      7,032,730
                                                                  ------------
            Total Investments--99.2%
             (Identified Cost $131,794,747)(b).................    187,257,384
            Other assets less liabilities(f)...................      1,525,317
                                                                  ------------
            TOTAL NET ASSETS--100%.............................   $188,782,701
                                                                  ============
(a) See Note 1A.
(b) Federal Tax Information:
  At December 31, 1997 the net unrealized appreciation on investments based on cost of $131,794,747 for federal income tax purposes was as follows:

            Aggregate gross unrealized appreciation for all
             investments in which there is an excess of value
             over tax cost.....................................   $ 57,829,249
            Aggregate gross unrealized depreciation for all
             investments in which there is an excess of tax
             cost over value...................................     (2,366,612)
                                                                  ------------
            Net unrealized appreciation........................   $ 55,462,637
                                                                  ============

(c) Non-income producing security.
(d) Denominated in Canadian dollars.
(e) Securities exempt from registration under Rule 144A of the Securities Act of of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f) Including deposits in foreign denominated currencies with a value of $507,349 and a cost of $519,251.
(g) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISERS MANAGED SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value....................................           $187,257,384
 Cash....................................................                  3,443
 Foreign cash at value (Cost $519,251)...................                507,349
 Receivable for:
 Fund shares sold........................................                107,689
 Dividends and interest..................................              1,270,722
 Foreign taxes...........................................                    632
                                                                    ------------
                                                                     189,147,219
LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $217,001
 Accrued expenses:
 Management fees.........................................    79,188
 Deferred trustees' fees.................................    47,527
 Other...................................................    20,802
                                                           --------
                                                                         364,518
                                                                    ------------
                                                                    $188,782,701
                                                                    ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.........................................           $128,705,410
 Undistributed net investment income.....................                  5,466
 Accumulated net realized gains..........................              4,624,182
 Unrealized appreciation on investments and foreign
  currency...............................................             55,447,643
                                                                    ------------
NET ASSETS...............................................           $188,782,701
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($188,782,701 divided by 994,358 shares of beneficial
 interest)...............................................           $     189.85
                                                                    ============
Identified cost of investments...........................           $131,794,747
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
 Dividends.........................................               $ 2,464,443(a)
 Interest..........................................                 4,245,701
                                                                  -----------
                                                                    6,710,144
EXPENSES
 Management fees...................................  $   878,632
 Trustees' fees and expenses.......................       35,273
 Custodian.........................................       91,179
 Audit and tax services............................       10,351
 Legal.............................................       22,022
 Printing..........................................       38,544
 Miscellaneous.....................................        3,525
                                                     -----------
  Total expenses...................................                 1,079,526
                                                                  -----------
NET INVESTMENT INCOME..............................                 5,630,618
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
 FUTURES CONTRACTS, AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain (loss) on:
 Investments--net..................................   21,193,170
 Futures--net......................................       (5,005)
 Foreign currency transactions--net................     (129,917)
                                                     -----------
  Total realized gain on investments, futures
   contracts, and foreign currency transactions....   21,058,248
                                                     -----------
 Unrealized appreciation (depreciation) on:
 Investments--net..................................   14,249,294
 Foreign currency transactions--net................      (14,072)
                                                     -----------
  Total unrealized appreciation on investments and
   foreign currency transactions...................   14,235,222
                                                     -----------
Net gain on investment transactions................                35,293,470
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........               $40,924,088
                                                                  ===========

(a) Net of foreign taxes of: $11,038

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                         1996          1997
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $  5,527,070  $  5,630,618
 Net realized gain on investments, futures
  contracts, and foreign currency transactions.....     9,531,773    21,058,248
 Unrealized appreciation on investments and foreign
  currency transactions............................     6,443,761    14,235,222
                                                     ------------  ------------
 Increase in net assets from operations............    21,502,604    40,924,088
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................    (5,442,217)   (5,622,790)
 Net realized gain on investments..................    (9,837,965)  (16,617,273)
                                                     ------------  ------------
                                                      (15,280,182)  (22,240,063)
                                                     ------------  ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares......................    20,225,126    22,338,847
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........     5,442,217     5,622,790
 Distributions from net realized gain..............     9,837,965    16,617,273
                                                     ------------  ------------
                                                       35,505,308    44,578,910
 Cost of shares redeemed...........................   (28,375,038)  (35,368,662)
                                                     ------------  ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS.....................................     7,130,270     9,210,248
                                                     ------------  ------------
 TOTAL INCREASE IN NET ASSETS......................    13,352,692    27,894,273
NET ASSETS
 Beginning of the year.............................   147,535,736   160,888,428
                                                     ------------  ------------
 End of the year...................................  $160,888,428  $188,782,701
                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year.............................  $     45,930  $     40,029
                                                     ============  ============
 End of the year...................................  $     40,029  $      5,466
                                                     ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................       120,220       115,122
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........        31,471        30,044
 Distributions from net realized gain..............        55,351        88,778
                                                     ------------  ------------
                                                          207,042       233,944
 Redeemed..........................................      (164,939)     (183,956)
                                                     ------------  ------------
 Net change........................................        42,103        49,988
                                                     ============  ============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 1993      1994      1995      1996      1997
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $ 130.26  $ 137.18  $ 130.30  $ 163.52  $ 170.37
                               --------  --------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income.......      4.35      5.42      6.34      6.43      6.38
 Net Realized and Unrealized
  Gain (Loss) on Investments.      9.58     (6.92)    34.33     18.21     38.47
                               --------  --------  --------  --------  --------
 Total From Investment
  Operations.................     13.93     (1.50)    40.67     24.64     44.85
                               --------  --------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income..........     (4.36)    (5.38)    (6.34)    (6.34)    (6.42)
 Distributions in Excess of
  Net Investment Income......      0.00      0.00     (0.23)     0.00      0.00
 Distributions From Net
  Realized Capital Gains.....     (2.65)     0.00     (0.88)   (11.45)   (18.95)
                               --------  --------  --------  --------  --------
 Total Distributions.........     (7.01)    (5.38)    (7.45)   (17.79)   (25.37)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Year.  $ 137.18  $ 130.30  $ 163.52  $ 170.37  $ 189.85
                               ========  ========  ========  ========  ========
TOTAL RETURN (%).............     10.65     (1.11)    31.26     15.01     26.56
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.53      0.54      0.64      0.62      0.61
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      3.65      3.98      4.06      3.64      3.20
Portfolio Turnover Rate (%)..        22        76        51        72        65
Average Commission Rate(a)...       --        --        --   $ 0.0318  $ 0.0248
Net Assets, End of Year
 (000).......................  $121,339  $121,877  $147,536  $160,888  $188,783

(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                See accompanying notes to financial statements.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
PORTFOLIO MANAGERS: STEVEN GUTERMAN, PETER WILBY AND DAVID SCOTT
SALOMON BROTHERS ASSET MANAGEMENT INC

[PHOTOGRAPH OF STEVEN GUTERMAN APPEARS HERE]

[PHOTOGRAPH OF PETER WILBY APPEARS HERE]

[PHOTOGRAPH OF DAVID SCOTT APPEARS HERE]

Q. HOW DID THE SERIES PERFORM IN 1997?

A. The Salomon Brothers Strategic Bond Opportunities Series returned 11.07% (based on net asset value) for 1997 versus 9.50% for the Lipper Variable Prod-ucts General Bond Fund category and 9.65% for the Lehman Brothers Aggregate Index.

Q. HOW DID YOU MANAGE THE SERIES DURING THE YEAR?

A. The U.S. economy grew moderately with low inflation and falling interest rates. Asian economies were mired in crisis for the latter part of 1997 with currencies and stock market values plummeting. That led to an increase of credit risk premiums globally and pressured the emerging markets and high yield sectors for most of the fourth quarter.


The Series lowered its allocation to the high yield and emerging markets sec-tors while raising the investment grade portion in the third quarter. The high yield allocation was lowered from 40% to 35%, emerging markets were lowered from 20% to 15% and investment grade was raised to 40%. The target allocation for non-U.S. dollar denominated bonds was left unchanged at 10%. The Series also extended duration in the third quarter and increased the commitment to the MBS sector.

The allocation to high yield and emerging markets was reduced in the third quarter as the sectors were viewed as fully valued, having tightened dramati-cally throughout the year. Duration was extended as a function of a positive inflation outlook and an improved technical situation in the government market as falling budget deficits and strong buying of Treasuries by foreigners por-tended further declines in interest rates.

Q. WHAT IS YOUR OUTLOOK FOR THE SERIES IN 1998?

A. Our outlook for the investment grade markets is positive given our sanguine inflation view and optimistic assumptions regarding the budget deficit. Al-though we are positive on the fundamentals for the emerging markets and high yield sectors, in the short run the market may experience some volatility as Asian countries continue to try and resolve their economic problems. The prob-lems will take years to correct, but what the markets are looking for is a long term, multi-year strategy combined with a refinancing of short term obli-gations into longer term obligations that would resolve the liquidity crisis in countries such as Indonesia and Korea.

Our current high yield and emerging markets allocations remain at 35% and 15% respectively, below our long term targets of 40% and 20%.

We will be monitoring the employment cost index for signs of rising inflation pressures, progress on the U.S. budget deficit, flows into bond mutual funds, Asian economic reforms and credit fundamentals in both the United States and emerging market economies.

 A $10,000 Investment Compared to the Lehman Brothers Aggregate Bond Index/3/

                           [LINE GRAPH APPEARS HERE]

                                  Stragic Bond       Lehman Aggregate
                                  Opp. Series               Bond
                                  ------------       ----------------
            10/31/94                 10,000                10,000
            12/31/94                  9,860                10,047
            12/31/95                 11,771                11,903
            12/31/96                 13,461                12,332
            12/31/97                 14,952                13,526


[X] FUND FACTS

GOAL: A high level of total return consistent with the preservation of capital.

START DATE: October 31, 1994

SIZE: $71 million as of December 31, 1997

MANAGERS: Peter Wilby, Steven Guterman and David Scott have managed the Series since its inception in October of 1994. Mr. Wilby and Mr. Scott also have managed the Salomon Brothers Investment Series--Strategic Bond Fund since March 1995. Mr. Wilby has also managed the Salomon Brothers Investment Series--High Yield Bond Fund since March 1995. They have also managed the North American Strategic Income Fund since November 1993.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts, if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

BONDS & NOTES--95.0% OF TOTAL NET ASSETS

      FACE
     AMOUNT                                                         VALUE (A)
                APPAREL & TEXTILES--0.7%
 $      250,000 Collins & Aikman Floorcovering 10.000%, 1/15/07.   $    260,000
        200,000 Synthetic Industries, Inc.
                 9.250%, 2/15/07................................        212,000
                                                                   ------------
                                                                        472,000
                                                                   ------------
                AUTOMOTIVE & RELATED--0.7%
        200,000 Foamex L.P/Foamex Capital Corp. 9.875%, 6/15/07.        202,000
        250,000 Key Plastic, Inc. 10.250%, 3/15/07..............        265,625
                                                                   ------------
                                                                        467,625
                                                                   ------------
                BANKS--0.5%
        415,000 Malayan Banking Berhad
                 7.125%, 9/15/05................................        388,029
                                                                   ------------
                BROADCASTING--2.3%
        250,000 Adelphia Communications Corp. 10.500%, 7/15/04..        270,000
        150,000 American Media Operations 11.625%, 11/15/04.....        162,750
        150,000 Cablevision Systems Corp.
                 10.500%, 5/15/16...............................        174,750
        250,000 Fox Kids Worldwide, Inc., 0/10.250%,
                 11/01/07(l)....................................        148,750
        200,000 Jacor Communications Co.
                 9.750%, 12/15/06...............................        215,500
        350,000 Marcus Cable Co.
                 14.250%, 12/15/05..............................        303,625
        150,000 Rogers Cablesystems, Ltd.
                 10.000%, 3/15/05...............................        166,125
        150,000 SFX Broadcasting, Inc.
                 10.750%, 5/15/06...............................        164,625
                                                                   ------------
                                                                      1,606,125
                                                                   ------------
                BUILDING MATERIAL & CONSTRUCTION--0.2%
        125,000 Southdown, Inc. 10.000%, 3/01/06................        136,406
                                                                   ------------
                BUSINESS SERVICES--1.5%
        150,000 Borg-Warner Security Corp.
                 9.125% 5/01/03.................................        153,000
        250,000 Intertek Financial PLC
                 10.250%, 11/01/06..............................        261,875
        250,000 Iron Mountain, Inc.
                 10.125%, 10/01/06..............................        275,625
        200,000 Lamar Advertising Co.
                 9.625%, 12/01/06...............................        216,000
        125,000 Loomis Fargo & Co.
                 10.000%, 1/15/04...............................        125,938
                                                                   ------------
                                                                      1,032,438
                                                                   ------------

      FACE
     AMOUNT                                                         VALUE (A)
                CHEMICALS--0.4%
 $      250,000 Texas Petrochemicals Corp.
                 11.125%, 7/01/06...............................   $    273,437
                                                                   ------------
                COMPUTER SOFTWARE & SERVICES--0.7%
        200,000 DecisionOne Corp.
                 9.750%, 8/01/07................................        208,500
        250,000 Unisys Corp. 11.750%, 10/15/04..................        285,000
                                                                   ------------
                                                                        493,500
                                                                   ------------
                COSMETICS & TOILETRIES--0.5%
        125,000 French Fragrances, Inc.
                 10.375%, 5/15/07...............................        131,875
        350,000 Revlon Worldwide Corp.
                 Zero Coupon, 3/15/01...........................        241,500
                                                                   ------------
                                                                        373,375
                                                                   ------------
                ELECTRONICS--0.2%
        100,000 Exide Electronics Group, Inc. 11.500%,
                 3/15/06(j).....................................        118,750
                                                                   ------------
                ENERGY--2.1%
        250,000 AES Corp.
                 8.500%, 11/01/07 144A(n).......................        250,625
        250,000 Costilla Energy, Inc.
                 10.250%, 10/01/06..............................        260,625
        400,000 Occidental Petroleum Corp.
                 9.250%, 8/01/19................................        500,432
        250,000 Transamerican Energy Corp., 0/13.000%,
                 6/15/02(l).....................................        201,875
        250,000 United Refining Co.
                 10.750%, 6/15/07...............................        257,500
                                                                   ------------
                                                                      1,471,057
                                                                   ------------
                ENVIRONMENTAL CONTROL--0.8%
        400,000 Allied Waste Industries, Inc., 0/11.300%,
                 6/01/07(l).....................................        282,500
        250,000 Norcal Waste Systems, Inc.
                 13.500%, 11/15/05..............................        290,000
                                                                   ------------
                                                                        572,500
                                                                   ------------
                FINANCE--2.1%
        125,000 Airplane Pass Thru Trust,
                 10.875%, 3/15/19...............................        140,628
        575,000 Banc One Corp. 7.600%, 5/01/07..................        616,538
         50,000 Dollar Financial Group, Inc.
                 10.875%, 11/15/03..............................         53,563
        250,000 DVI, Inc. 9.875%, 2/01/04.......................        260,625
        450,000 Paine Webber Group, Inc.
                 7.000%, 3/01/00................................        456,556
                                                                   ------------
                                                                      1,527,910
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

BONDS & NOTES--(CONTINUED)

      FACE
     AMOUNT                                                         VALUE (A)
                FOOD & BEVERAGES--2.1%
 $      250,000 AmeriServe Food Distributors, Inc. 10.125%,
                 7/15/07........................................   $    262,500
        125,000 B&G Foods, Inc. 9.625%, 8/01/07.................        126,250
        250,000 CFP Holdings, Inc.
                 11.625%, 1/15/04...............................        246,875
        250,000 Doane Products Co.
                 10.625%, 3/01/06...............................        267,187
        200,000 Dole Foods, Inc. 6.750%, 7/15/00................        202,534
        250,000 SC International Services, Inc. 9.250%, 9/01/07.        258,125
        150,000 Stroh Brewery Co.
                 11.100%, 7/01/06...............................        144,375
                                                                   ------------
                                                                      1,507,846
                                                                   ------------
                FOREIGN--6.1%
        200,000 Algoma Steel, Inc.,
                 12.375%, 7/15/05...............................        232,000
      1,820,000 Bundesrepublik Deutche
                 6.500%, 7/04/27................................      1,095,875
        250,000 Diamond Cable Communication, 0/11.750%,
                 12/15/05(l)....................................        195,000
        250,000 Doman Industries, Ltd.
                 8.750%, 3/15/04................................        247,500
        200,000 International Semi Tech.
                 0/11.500%, 8/15/03(e)(l).......................         76,000
        400,000 Korea Development Bank
                 9.600%, 12/01/00...............................        358,976
        250,000 Mexico Par Ser Acum VRR,
                 6.250%, 12/31/19...............................        208,750
        300,000 Midland Bank PLC
                 7.650%, 5/01/25................................        331,530
        250,000 Nextlink Communications, Ltd. 12.500%, 4/15/06..        285,937
        400,000 TFM, SA DE CV, 0/11.750%, 6/15/09(l)............        254,000
        490,000 Treuhandanstalt 7.375%, 12/02/02................        302,180
      1,100,000 Vnesheconombank USSR, 6.718%, 12/02/15(o).......        775,841
                                                                   ------------
                                                                      4,363,589
                                                                   ------------
                FOREIGN GOVERNMENT--20.9%
         40,000 Commonwealth of Australia
                 8.750%, 8/15/08(c).............................         31,422
      2,050,000 Federal Republic of Brazil
                 10.125%, 5/15/27...............................      1,955,187
      1,650,000 Federal Republic of Germany
                 5.250%, 10/20/98(f)............................        927,291
      1,150,000 Government of Canada
                 6.500%, 9/01/98(d).............................        812,247
        330,000 Government of Canada
                 7.500%, 9/01/00(d).............................        242,896

      FACE
     AMOUNT                                                         VALUE (A)
 $       60,000 Government of Canada
                 7.000%, 12/01/06(d)............................   $     45,856
        710,000 Kingdom of Denmark
                 8.000%, 3/15/06(e).............................        120,045
      3,790,000 Kingdom of Denmark
                 6.000%, 11/15/02(e)............................        574,427
      1,300,000 Kingdom of Morocco
                 6.656%, 1/01/09................................      1,118,000
      4,800,000 Kingdom of Sweden
                 11.000%, 1/21/99(i)............................        640,590
      1,500,000 Kingdom of Sweden
                 6.500%, 10/25/06(i)............................        196,439
      1,160,000 New Zealand 8.000%, 7/15/98(h)..................        671,857
      3,700,000 Republic of Argentina
                 5.250%, 3/31/23................................      2,710,250
        500,000 Republic of Ecuador
                 3.500%, 2/28/25................................        276,250
  1,200,000,000 Rupublic of Italy,
                 Zero Coupon, 7/31/98(g)........................        658,813
        500,000 Republic of Panama
                 3.500%, 7/17/14................................        381,875
      2,619,048 Republic of Venezuela
                 6.812%, 12/18/07...............................      2,304,893
        750,000 United Mexican States
                 6.250%, 12/31/19...............................        626,250
        500,000 United Mexican States
                 11.500%, 5/15/26...............................        590,625
                                                                   ------------
                                                                     14,885,213
                                                                   ------------
                GOVERNMENT AGENCIES--16.4%
        227,480 Federal Home Loan Mortgage 10.000%, 5/15/20.....        246,550
        800,000 Federal National Mortgage Association 7.500%,
                 12/01/99.......................................        818,744
      7,400,000 Federal National Mortgage Association 7.000%,
                 1/01/99........................................      7,453,132
      1,000,000 Federal National Mortgage Association 6.650%,
                 8/25/07........................................      1,022,812
         22,552 Federal National Mortgage Association 13.000%,
                 11/01/14.......................................         27,027
        500,000 Federal National Mortgage Association 7.000%,
                 11/18/15.......................................        508,240
         92,177 Federal National Mortgage Association 10.400%,
                 4/25/19........................................        101,172
      4,204,700 Federal National Mortgage Association 0.635%,
                 3/17/20(l).....................................        128,874
        968,386 Federal National Mortgage Association 6.500%,
                 3/01/26........................................        958,092
        139,428 Federal National Mortgage Association 7.000%,
                 5/01/26........................................        140,734
      8,591,000 Federal National Mortgage Association 0.560%,
                 10/17/36(l)....................................        268,469
                                                                   ------------
                                                                     11,673,846
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

BONDS & NOTES--(CONTINUED)

      FACE
     AMOUNT                                                       VALUE (A)
                HEALTH CARE--0.8%
 $      250,000 Integrated Health Services, Inc. 9.250%,
                 1/15/08......................................   $    255,000
        150,000 Fresenius Medical Care Cap
                 9.000%, 12/01/06.............................        157,125
        150,000 Maxxim Medical, Inc.
                 10.500%, 8/01/06.............................        162,750
                                                                 ------------
                                                                      574,875
                                                                 ------------

                HEALTH CARE--MEDICAL TECHNOLOGY--0.3%
        250,000 Imagyn Medical Technologies, Inc. 12.500%,
                 4/01/04......................................        239,688
                                                                 ------------
                INDUSTRIAL GOODS & SERVICES--0.5%
        150,000 Alvey Systems, Inc.,
                 11.375%, 1/31/03.............................        156,750
        200,000 EnviroSource, Inc.
                 9.750%, 6/15/03..............................        203,250
                                                                 ------------
                                                                      360,000
                                                                 ------------
                INSURANCE--0.6%
        400,000 Aetna Services, Inc.
                 7.625%, 8/15/26..............................        436,480
                                                                 ------------
                LEASING--0.5%
        100,000 United States Leasing International, Inc.
                 8.450%, 1/25/05..............................        110,767
        250,000 William Scotsman, Inc.
                 9.875%, 6/01/07..............................        257,500
                                                                 ------------
                                                                      368,267
                                                                 ------------
                LEISURE TIME--1.4%
        250,000 Grand Casino 9.000%, 10/15/04.................        252,500
        150,000 Harvey's Casino Resorts
                 10.625%, 6/01/06.............................        163,313
        250,000 Prime Hospitality Corp.
                 9.750%, 4/01/07..............................        268,750
        100,000 Sun International, Ltd.
                 9.000%, 3/15/07..............................        103,500
        150,000 Wyndham Hotel Corp.
                 10.500%, 5/15/06.............................        173,250
                                                                 ------------
                                                                      961,313
                                                                 ------------
                METAL--0.8%
        250,000 Commonwealth Aluminum Corp. 10.750%, 10/1/06..        268,437
        250,000 Renco Metals, Inc.
                 11.500%, 7/01/03.............................        267,187
                                                                 ------------
                                                                      535,624
                                                                 ------------

      FACE
     AMOUNT                                                         VALUE (A)
                MANUFACTURING--2.5%
 $      250,000 Burke Industries, Inc.
                 10.000%, 8/15/07...............................   $    260,000
        150,000 Clark-Schwebel, Inc.
                 10.500%, 4/15/06...............................        163,313
        250,000 Insilco Corp. 10.250%, 8/15/07..................        262,187
        250,000 International Knife & Saw
                 11.375%, 11/15/06..............................        271,250
        250,000 Jordan Industries, Inc.
                 11.750% 4/01/09................................        147,645
        250,000 Packard Biosciences, Inc.
                 9.375%, 3/01/07................................        241,250
        150,000 Polymer Group, Inc.
                 9.000%, 7/01/07................................        150,000
        250,000 Talley Manufacturing & Technology, Inc. 10.750%,
                 10/15/03.......................................        272,500
                                                                   ------------
                                                                      1,768,145
                                                                   ------------
                MISCELLANEOUS--2.2%
      1,256,650 Mid State Trust VI
                 7.340%, 7/01/35................................      1,289,637
        250,000 Murrin Murrin Holdings Property, Ltd. 9.375%,
                 8/31/07........................................        250,000
                                                                   ------------
                                                                      1,539,637
                                                                   ------------
                MORTGAGE--2.4%
      1,690,960 Green Tree Financial Corp.
                 7.070%, 9/15/07................................      1,739,575
                                                                   ------------
                OIL & GAS--1.3%
        250,000 Bellwether Exploration Co.
                 10.875%, 4/01/07...............................        275,000
        150,000 Benton Oil & Gas Co.
                 11.625%, 5/01/03...............................        166,125
        150,000 Cross Timbers Oil Co.
                 9.250%, 4/01/07................................        156,750
        150,000 KCS Energy, Inc.
                 11.000%, 1/15/03...............................        164,438
        200,000 National Energy Group, Inc. 10.750%, 11/01/06...        210,000
                                                                   ------------
                                                                        972,313
                                                                   ------------
                PAPER--1.2%
        200,000 Crown Paper Co.
                 11.000%, 9/01/05...............................        210,500
        400,000 Harnischfeger Industries, Inc.
                 6.875%, 2/15/27................................        414,880
        250,000 Stone Container Corp.
                 12.250%, 4/01/02...............................        255,000
                                                                   ------------
                                                                        880,380
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

BONDS & NOTES--(CONTINUED)

      FACE
     AMOUNT                                                         VALUE (A)
                PETROLEUM SERVICES--0.6%
 $      250,000 Dawson Production Services, Inc. 9.375%,
                 2/01/07........................................   $    262,500
        150,000 Parker Drilling Co.
                 9.750%, 11/15/06...............................        162,000
                                                                   ------------
                                                                        424,500
                                                                   ------------
                PHARMACEUTICALS--0.3%
        200,000 Alaris Medical Systems, Inc.
                 9.750%, 12/01/06...............................        209,250
                                                                   ------------
                PLASTICS & PACKAGING--1.5%
        150,000 Berry Plastics 12.250%, 4/15/04.................        164,625
        250,000 Huntsman Packaging Corp.
                 9.125%, 10/01/07...............................        258,125
        150,000 Printpack, Inc. 10.625%, 8/15/06................        159,750
        200,000 Radnor Holdings Corp.
                 10.000%, 12/01/03..............................        208,000
        250,000 Tekni-Plex, Inc. 11.250%, 4/01/07...............        270,000
                                                                   ------------
                                                                      1,060,500
                                                                   ------------
                PRODUCER OF GOODS--2.2%
        400,000 CLN Holdings, Inc.
                 Zero Coupon, 5/15/01...........................        266,000
        100,000 Herff Jones, Inc. 11.000%, 8/15/05..............        108,500
        150,000 Hines Horticulture, Inc.
                 11.750%, 10/15/05..............................        167,063
        250,000 North Atlantic Trading, Inc.
                 11.000%, 7/15/04...............................        262,500
        162,000 Rayovac Corp.
                 10.250%, 11/01/06..............................        176,580
        250,000 Riddell Sports, Inc.
                 10.500%, 7/15/07...............................        260,000
        150,000 Selmer Company, Inc.
                 11.000%, 5/15/05...............................        165,563
        150,000 Shop-Vac Corp. 10.625%, 9/01/03.................        163,313
                                                                   ------------
                                                                      1,569,519
                                                                   ------------
                PUBLISHING--0.6%
        250,000 Garden State Newspapers, Inc. 8.750%, 10/01/09..        251,250
        150,000 Hollinger International
                 9.250%, 2/01/06................................        158,250
                                                                   ------------
                                                                        409,500
                                                                   ------------
                RETAIL--FOOD & DRUG--0.9%
        150,000 Carr-Gottstein Foods Co.
                 12.000%, 11/15/05..............................        167,250
        250,000 Jitney-Jungle Stores
                 12.000%, 3/01/06...............................        283,750

      FACE
     AMOUNT                                                         VALUE (A)
 $      250,000 Pueblo Xtra International
                 9.500%, 8/01/03................................   $    238,125
                                                                   ------------
                                                                        689,125
                                                                   ------------
                RETAIL--1.6%
        250,000 Cole National Group, Inc.
                 9.875%, 12/31/06...............................        267,500
        200,000 Eye Care Centers of America, Inc. 12.000%,
                 10/01/03.......................................        217,500
        150,000 Hills Stores Co. 12.500%, 7/01/03...............        119,250
        500,000 Staples, Inc. 7.125%, 8/15/07...................        514,115
                                                                   ------------
                                                                      1,118,365
                                                                   ------------
                TELECOMMUNICATIONS--1.5%
        250,000 Comcast Cellular Holdings, Inc. 9.500%, 5/01/07.        261,875
        275,000 ICG Holdings, Inc.
                 13.500%, 9/15/05(l)............................        225,844
        200,000 Intermedia Communications
                 12.500%, 5/15/06...............................        158,000
        350,000 International CableTel, Inc.,
                 0/11.500%, 2/01/06(l)..........................        272,125
        200,000 Nextel Communications, Inc., 0/9.750%,
                 8/15/04(l).....................................        178,000
                                                                   ------------
                                                                      1,095,844
                                                                   ------------
                TRANSPORTATION--0.7%
        250,000 Atlantic Express Transportation Corp. 10.750%,
                 2/01/04........................................        265,625
        200,000 Ryder Transportation, Inc.
                 10.000%, 12/01/06..............................        201,000
                                                                   ------------
                                                                        466,625
                                                                   ------------
                U.S. GOVERNMENT--12.4%
      1,020,000 United States Treasury Bonds
                 6.375%, 8/15/27................................      1,076,987
        500,000 United States Treasury Notes
                 6.625%, 3/31/02................................        516,410
      2,500,000 United States Treasury Notes
                 6.250%, 8/31/02................................      2,552,300
      1,000,000 United States Treasury Notes
                 5.875%, 9/30/02................................      1,005,840
        213,925 United States Treasury Notes
                 3.375%, 1/15/07................................        208,442
      3,410,000 United States Treasury Notes
                 6.125%, 8/15/07(m).............................      3,505,719
                                                                   ------------
                                                                      8,865,698
                                                                   ------------
                Total Bonds & Notes
                 (Identified Cost $66,171,925)..................     67,648,869
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

WARRANT--0.0%

      FACE
     AMOUNT                                                          VALUE (A)
 $          250 Urohealth Systems, Inc...........................   $          8
                                                                    ------------
                Total Warrants
                 (Identified Cost $0)............................              8
                                                                    ------------

SHORT-TERM INVESTMENT--19.7%

      FACE
     AMOUNT                                                        VALUE (A)
 $   14,029,000 Repurchase agreement with State Street Bank &
                 Trust dated 12/31/97 at 6.00% to be
                 repurchased at $14,034,144 on 1/02/98
                 collateralized by $9,295,000 U.S. Treasury
                 Bond 10.625% due 8/15/15 with a value of
                 $14,311,419...................................   $ 14,029,000
                                                                  ------------
                Total Short-Term Investment
                 (Identified Cost $14,029,000).................     14,029,000
                                                                  ------------
                Total Investments--114.7%
                 (Identified Cost $80,200,925)(b)..............     81,677,877
                Other assets less liabilities(k)...............    (10,475,932)
                                                                  ------------
                TOTAL NET ASSETS--100%.........................   $ 71,201,945
                                                                  ============

FORWARD CONTRACTS OUTSTANDING AT DECEMBER 31, 1997

                                LOCAL     AGGREGATE               UNREALIZED
    CURRENCY       DELIVERY   CURRENCY       FACE      TOTAL    APPRECIATION/
    CONTRACT         DATE      AMOUNT       VALUE      VALUE    (DEPRECIATION)
Australian Dollar
 (sold)            02/11/98        33,827 $   22,314 $   22,067    $    247
Canadian Dollar
 (sold)            02/11/98     1,481,682  1,043,438  1,038,305       5,133
Deutsche Mark
 (sold)            02/11/98     5,244,691  2,989,621  2,922,607      67,014
Deutsche Mark
 (bought)          02/11/98       412,469    234,092    229,849      (4,243)
Deutsche Mark
 (bought)          02/11/98     1,200,000    679,771    668,700     (11,071)
Italian Lira
 (sold)            02/11/98 1,133,710,174    656,356    640,674      15,682
                                                                   --------
Total Appreciation on Forward Currency contracts..............     $ 72,762
                                                                   ========

(a) See Note 1A.
(b) Federal Tax Information: At December 31, 1997 the net unrealized appreciation on investments based on cost of $80,202,621 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $1,984,803
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............    (509,547)
                                                                   ----------
   Net unrealized appreciation...................................  $1,475,256
                                                                   ==========

(c) Denominated in Australian dollars.
(d) Denominated in Canadian Dollars.
(e) Denominated in Danish Krone.
(f) Denominated in German Marks.
(g) Denominated in Italian Lira.
(h) Denominated in New Zealand Dollars.
(i) Denominated in Swedish Krona.
(j) Rights attached.
(k) Including deposits in foreign denominated currencies with a value of $219 and a cost of $223.
(l) Step Bond; Coupon rate is zero or below market for an initial period and then increased to a higher coupon rate at a specified date and rate.
(m) Portion of or entire principal amount delivered as collateral for reverse repurchase agreements.
(n) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(o) Variable or floating rate security. Rate disclosed is as of December 31, 1997.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value..................................             $81,677,877
 Cash..................................................                      53
 Foreign cash at value (Cost $223).....................                     219
 Receivable for:
 Fund shares sold......................................                 154,503
 Open forward currency
  contracts--net.......................................                  72,762
 Dividends and interest................................               1,130,038
 Miscellaneous.........................................                     399
 Unamortized organization..............................                   3,687
                                                                    -----------
                                                                     83,039,538
LIABILITIES
 Payable for:
 Securities purchased..................................  $8,245,528
 Fund shares redeemed..................................      67,228
 Reverse repurchase agreement..........................   3,465,000
 Withholding taxes.....................................          86
 Interest payable......................................         578
 Accrued expenses:
 Management fees.......................................      34,312
 Deferred trustees' fees...............................       1,883
 Other.................................................      22,978
                                                         ----------
                                                                     11,837,593
                                                                    -----------
                                                                    $71,201,945
                                                                    ===========
NET ASSETS
 Net Assets consist of:
 Capital paid in.......................................             $69,581,546
 Overdistributed net investment income.................                 (14,223)
 Accumulated net realized gains........................                  87,409
 Unrealized appreciation on investments, forward
  contracts and foreign currency.......................               1,547,213
                                                                    -----------
NET ASSETS.............................................             $71,201,945
                                                                    ===========
Computation of offering price:
Net asset value and redemption price per share
 ($71,201,945 divided by 5,926,550 shares of beneficial
 interest).............................................             $     12.01
                                                                    ===========
Identified cost of investments.........................             $80,200,925
                                                                    ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
 Dividends.............................................              $    2,187
 Interest..............................................               4,441,579
                                                                     ----------
                                                                      4,443,766
EXPENSES
 Management fees.......................................  $  353,611
 Trustees' fees and expenses...........................      14,258
 Custodian.............................................      57,110
 Audit and tax services................................      13,112
 Legal.................................................      22,022
 Printing..............................................       9,620
 Amortization of organization expenses.................       2,008
 Miscellaneous.........................................       2,971
                                                         ----------
  Total expenses.......................................     474,712
  Less expenses assumed by the
   investment adviser..................................     (12,296)    462,416
                                                         ----------  ----------
NET INVESTMENT INCOME..................................               3,981,350
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS, FORWARD CURRENCY
 CONTRACTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain on:
   Investments--net....................................     888,717
 Foreign currency transactions--net....................     115,836
                                                         ----------
  Total realized gain on
   investments and foreign
   currency transactions...............................   1,004,553
                                                         ----------
 Unrealized appreciation on:
   Investments--net....................................     674,790
 Foreign currency transactions--net....................      99,728
                                                         ----------
  Total unrealized appreciation on
   investments and foreign
   currency transactions...............................     774,518
                                                         ----------
Net gain on investment transactions....................   1,779,071
                                                         ----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS............................................              $5,760,421
                                                                     ==========

(a) Net of foreign taxes of: $93

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,
                                                          1996          1997
                                                      ------------  ------------
FROM OPERATIONS
 Net investment income..............................  $ 1,559,506   $ 3,981,350
 Net realized gain on investments and foreign
  currency transactions.............................      587,758     1,004,553
 Unrealized appreciation on investments, and foreign
  currency transactions.............................      619,201       774,518
                                                      -----------   -----------
 INCREASE IN NET ASSETS FROM OPERATIONS.............    2,766,465     5,760,421
                                                      -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..............................   (1,704,472)   (4,170,493)
 Net realized gain on investments...................     (518,385)     (739,272)
                                                      -----------   -----------
                                                       (2,222,857)   (4,909,765)
                                                      -----------   -----------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares.......................   29,554,662    45,476,971
 Net asset value of shares issued in connection with
  the reinvestment of:
 Distributions from net investment income...........    1,704,472     4,170,493
 Distributions from net realized gain...............      518,385       739,272
                                                      -----------   -----------
                                                       31,777,519    50,386,736
 Cost of shares redeemed............................   (5,997,600)  (15,843,098)
                                                      -----------   -----------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS......................................   25,779,919    34,543,638
                                                      -----------   -----------
 TOTAL INCREASE IN NET ASSETS.......................   26,323,527    35,394,294
NET ASSETS
 Beginning of the year..............................    9,484,124    35,807,651
                                                      -----------   -----------
 End of the year....................................  $35,807,651   $71,201,945
                                                      ===========   ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year..............................  $    50,354   $    18,251
                                                      ===========   ===========
 End of the year....................................  $    18,251   $   (14,223)
                                                      ===========   ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.....................    2,532,646     3,727,495
 Issued in connection with the reinvestment of:
 Distributions from net investment income...........      144,891       347,510
 Distributions from net realized gain...............       42,731        61,591
                                                      -----------   -----------
                                                        2,720,268     4,136,596
 Redeemed...........................................     (513,384)   (1,291,407)
                                                      -----------   -----------
 Net change.........................................    2,206,884     2,845,189
                                                      ===========   ===========

FINANCIAL HIGHLIGHTS

                                   OCTOBER 31, 1994(A)
                                         THROUGH        YEAR    YEAR     YEAR
                                      DECEMBER 31,     ENDED    ENDED    ENDED
                                          1994          1995    1996     1997
                                   ------------------- ------  -------  -------
Net Asset Value, Beginning of
 Year............................        $10.00        $ 9.74  $ 10.85  $ 11.62
                                         ------        ------  -------  -------
Income From Investment Operations
 Net Investment Income...........          0.12          0.58     0.51     0.75
 Net Realized and Unrealized Gain
  (Loss) on Investments..........         (0.26)         1.30     1.05     0.54
                                         ------        ------  -------  -------
 Total From Investment
  Operations.....................         (0.14)         1.88     1.56     1.29
                                         ------        ------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income..............         (0.12)        (0.55)   (0.60)   (0.76)
 Distributions From Net Realized
  Capital Gains..................          0.00         (0.22)   (0.19)   (0.14)
                                         ------        ------  -------  -------
 Total Distributions.............         (0.12)        (0.77)   (0.79)   (0.90)
                                         ------        ------  -------  -------
Net Asset Value, End of Year.....        $ 9.74        $10.85  $ 11.62  $ 12.01
                                         ======        ======  =======  =======
TOTAL RETURN (%).................         (1.40)(c)     19.38    14.36    11.07
Ratio of Operating Expenses to
 Average Net Assets (%)..........          0.85 (b)      0.85     0.85     0.85
Ratio of Net Investment Income to
 Average Net Assets (%)..........          7.05 (b)      8.39     7.79     7.32
Portfolio Turnover Rate (%)......           403 (b)       202      176      258
Net Assets, End of Year (000)....        $3,450        $9,484  $35,808  $71,202
The ratios of expenses to average
 net assets without giving effect
 to the voluntary expense
 agreement described in Note 4 to
 the Financial Statements would
 have been (%)...................          2.01 (b)      2.44     1.19     0.87

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.

                See accompanying notes to financial statements.

BACK BAY ADVISORS BOND INCOME SERIES
PORTFOLIO MANAGER: CATHERINE BUNTING
BACK BAY ADVISORS, L.P.

[PHOTOGRAPH OF CATHERINE BUNTING APPEARS HERE]

Q. HOW DID BACK BAY ADVISORS BOND INCOME SERIES PERFORM DURING THE LAST YEAR?

A. Very well--the Series finished the period with a total return of 10.90% based on net asset value, reflecting a $2.89 per share gain in net asset value to $108.52 and the reinvestment of distributions totalling $8.59 per share. By comparison, the Series' return exceeded its benchmark, the Lehman Intermediate Government/Corporate Index, which generated a 7.87% return for the same peri-od.

During the year, U.S. corporate bonds and Yankee bonds contributed strongly to the Series' impressive results. Yankee bonds are U.S. dollar-denominated secu-rities issued in the United States by foreign companies. Because these bonds are dollar based, investors have an opportunity to participate in global bond markets--without the currency risk.

Q. DID THE INVESTMENT ENVIRONMENT HELP OR HURT BONDS DURING THE YEAR?

A. The environment was hospitable for bonds. Economic growth was strong, in-terest rates were relatively stable, and inflation was contained--a positive combination for fixed-income investments. For the first nine months of the year, the negligible difference between yields on corporate bonds and on U.S. Treasury bonds translated into fewer attractive opportunities in the U.S. cor-porate market.

In July, several Asian countries devalued their currencies, which had a nega-tive impact on Yankee bonds--even though they are denominated in U.S. dollars. Asian financial troubles resulted in a flight to quality to the U.S. bond mar-ket, where yields declined and bond prices rose.

Q. HOW DID YOU STRUCTURE THE PORTFOLIO IN VIEW OF THESE CONDITIONS?

A. I maintained my strategy of investing in high-quality fixed-income securi-ties. On December 31, 1997, 49.1% of the portfolio was invested in domestic corporate bonds, with 34.6% of the portfolio in so-called defensive domestic industries such as cable, media, utilities and telecommunications. These bonds benefited from continued strong U.S. economic growth and a wave of corporate merger activity. For example, in the telecommunications sector, the Series in-vested in MFS Communications and WorldCom, Inc. These companies merged a few months ago and, soon afterward, bond rating agencies upgraded the credit qual-ity of the newly formed company's bonds.

At the end of the year, 20.5% of the portfolio was invested in U.S. Treasurys, agency bonds and mortgage-backed securities. When interest rates fall, under-lying mortgage holders tend to refinance their debt, forcing investors to re-invest the proceeds from prepaid loans, usually at lower prevailing rates. The mortgage holdings included lower-coupon GNMA securities with fixed interest payments of 7.0% to 9.0%. These securities performed well because they were less likely than higher-coupon securities to be prepaid when long-term inter-est rates fell.

Dollar-denominated Canadian bonds accounted for 7% of the Series' assets at year end. The Series held investments in emerging markets, including a 0.23% position in Pemex, the Mexican oil company, which was only mildly affected by problems in Asia. Overall, the Series' investments were well insulated from the Asian financial turmoil.

Q. WHAT STEPS DID YOU TAKE GIVEN THE DECLINING INTEREST RATE ENVIRONMENT?

A. Throughout the 12 months, I kept the portfolio's duration relatively long. Duration is a measure of a bond's sensitivity to interest rate changes. The longer a bond's duration, the more its price reacts to changes in rates--ris-ing when interest rates fall and declining when interest rates rise. I believe the portfolio's relatively long duration contributed to gains in the Series' share price.

Q. WHAT IS YOUR OUTLOOK FOR 1998?

A. I am optimistic but cautious. The problems in Asia could brake U.S. eco-nomic growth, which would help keep inflation at relatively modest levels. These factors should foster relatively stable government and corporate bond markets. To capture the best possible yields, I am likely to emphasize longer-duration bonds. Meanwhile, to help manage price fluctuations, I am maintaining the Series emphasis on high-quality corporate bonds in defensive areas of the economy, those that I believe will be unaffected by any continuing problems in the Far East.

 A $10,000 Investment Compared to the Lehman Brothers Intermediate Government
                Corporate Bond Index/5/ and the Cost of Living

                          [LINE GRAPH APPEARS HERE]

                      Bond Income       Lehman        Lehman Cost
                        Series        Gov't/corp       of Living
                      -----------     ----------      -----------
        12/31/87        10,000          10,000          10,000
        12/31/88        10,837          10,678          10,442
        12/31/89        12,169          12,041          10,928
        12/31/90        13,153          13,145          11,595
        12/31/91        15,515          15,068          11,950
        12/31/92        16,785          16,148          12,297
        12/31/93        18,901          17,567          12,635
        12/31/94        18,266          17,228          12,972
        12/31/95        22,137          19,866          13,302
        12/31/96        23,158          20,673          13,743
        12/31/97        25,682          22,300          13,995

[X] FUND FACTS
    BACK BAY ADVISORS BOND INCOME SERIES

GOAL: A high level of current income consistent with the protection of capital and moderate investment risk.

START DATE: August 26, 1983

SIZE: $203 million as of December 31, 1997

MANAGER: Catherine Bunting has managed the Series since 1989. She has also acted as portfolio manager of New England Bond Income Fund since 1989. She joined Back Bay Advisors in April 1987.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts, if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

BONDS & NOTES--94.4% OF TOTAL NET ASSETS

    FACE
   AMOUNT                                                           VALUE (A)

             BROADCASTING--5.1%
 $ 1,500,000 Cablevision Systems Corp., 7.875%, 12/15/07........   $  1,535,235
   3,100,000 Continental Cablevision, Inc., 9.500%, 8/01/13.....      3,622,567
   1,500,000 Tele-Communications, Inc., 9.800%, 2/01/12.........      1,853,490
   2,935,000 Tele-Communications, Inc., 9.250%, 1/15/23.........      3,343,053
                                                                   ------------
                                                                     10,354,345
                                                                   ------------
             CONTAINERS--0.5%
   1,000,000 Owens Illinois, Inc., 8.100%, 5/15/07..............      1,073,060
                                                                   ------------
             ELECTRIC UTILITIES--6.5%
   5,800,000 Arizona Public Service Corp., 8.000%, 12/30/15.....      6,306,050
   1,500,000 CalEnergy, Inc., 9.500%, 9/15/06...................      1,635,000
   1,000,000 CalEnergy, Inc., 7.630%, 10/15/07..................      1,007,410
   1,250,000 Niagara Mohawk Power Corp., 5.875%, 9/01/02........      1,202,963
   1,000,000 Ohio Edison Corp., 8.680%, 6/01/17.................      1,089,790
   1,700,000 Texas Utilities Electric Co., 8.875%, 2/01/22......      1,892,967
                                                                   ------------
                                                                     13,134,180
                                                                   ------------
             FEDERAL AGENCIES--7.6%
      39,143 Federal Home Loan Bank,
              9.000%, with various maturities to 2001...........         40,661
   7,087,698 Government National Mortgage Association, 7.000%
              with various maturities to 2025...................      7,149,715
   6,017,794 Government National Mortgage Association, 7.500%
              with various maturities to 2025...................      6,170,104
   1,746,008 Government National Mortgage Association, 8.500%
              with various maturities to 2022...................      1,834,949
     218,606 Government National Mortgage Association, 9.000%,
              10/15/16..........................................        233,909
                                                                   ------------
                                                                     15,429,338
                                                                   ------------
             FINANCIAL--12.2%
   2,500,000 American General Financing, 8.450%, 10/15/09.......      2,876,325
   2,500,000 Associates Corporation of North America, 7.950%,
              2/15/10...........................................      2,791,425
   5,660,000 Associates Corporation of North America, 8.550%,
              7/15/09...........................................      6,621,011
   2,942,000 EIP Funding Corp., 10.250%, 10/01/12...............      3,440,139

    FACE
   AMOUNT                                                           VALUE (A)

 $ 3,000,000 Intermediate American Development Bank, 6.375%,
              10/22/07..........................................   $  3,053,190
   1,800,000 Pitney Bowes Credit Corp., 8.550%, 9/15/09.........      2,127,996
   3,750,000 Toronto Dominion Bank, 7.875%, 8/15/04.............      3,844,350
                                                                   ------------
                                                                     24,754,436
                                                                   ------------
             FOREIGN--6.3%
   4,500,000 British Columbia Province Canada, 7.750%,
              6/16/03(c)........................................      3,456,502
   7,665,000 Government of Canada, 8.000%, 6/01/23(c)...........      6,760,948
  15,000,000 Ontario Hydro, Zero Coupon, 11/27/20(c)............      2,454,472
   1,050,000 Ontario Hydro, Zero Coupon, 8/06/21(c).............        164,438
                                                                   ------------
                                                                     12,836,360
                                                                   ------------
             PAPER--0.8%
     501,844 Fort Howard Trust, 11.000%, 1/02/02................        525,054
   1,000,000 Pope and Talbot, Inc., 8.375%, 6/01/13.............      1,057,740
                                                                   ------------
                                                                      1,582,794
                                                                   ------------
             PUBLISHING--2.8%
   2,150,000 Golden Books Publishing, Inc., 7.650%, 9/15/02.....      2,074,750
   1,500,000 News America Holdings, Inc., 7.750%, 2/01/24.......      1,578,075
   1,300,000 News America Holdings, Inc., 8.250%, 8/10/18.......      1,434,823
     500,000 Time Warner, Inc. 9.150%, 2/01/23..................        615,095
                                                                   ------------
                                                                      5,702,743
                                                                   ------------
             RAILROADS--1.0%
   2,000,000 Norfolk Southern Corp., 7.050%, 5/01/37............      2,122,880
                                                                   ------------
             TELECOMMUNICATIONS--12.6%
   2,300,000 AT&T Corp., 8.350%, 1/15/25........................      2,539,268
   3,000,000 Bellsouth Telecomm, Inc., 5.850%, 11/15/45.........      3,008,310
   6,000,000 GTE Corp., 7.900%, 2/01/27.........................      6,303,840
   5,000,000 MCI Communications 7.500%, 8/20/04.................      5,275,000
   1,000,000 MCI Communications 7.750%, 3/15/24.................      1,035,340
   1,000,000 Total Access Communication, 8.375%, 11/04/06.......        620,000

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

BONDS & NOTES--(CONTINUED)

    FACE
   AMOUNT                                                           VALUE (A)

             TELECOMMUNICATIONS--(CONTINUED)
 $ 3,761,000 WorldCom Inc., 8.875%, 1/15/06.....................   $  4,047,776
   2,500,000 WorldCom Inc., 7.750%, 4/01/07.....................      2,684,725
                                                                   ------------
                                                                     25,514,259
                                                                   ------------
             U.S. GOVERNMENT--20.5%
   5,000,000 U.S. Treasury Bonds, 6.375%, 8/15/27...............      5,279,350
  10,000,000 U.S. Treasury Notes, 5.750%, 8/15/03...............     10,008,700
   1,500,000 U.S. Treasury Notes, 6.375%, 7/15/99...............      1,517,055
   2,500,000 U.S. Treasury Notes, 6.500%, 8/15/05...............      2,609,450
   6,500,000 U.S. Treasury Notes, 6.875%, 7/30/99...............      6,618,365
   3,500,000 U.S. Treasury Notes, 8.000%, 5/15/01...............      3,739,925
   9,000,000 U.S. Treasury Notes, 8.500%, 11/15/00..............      9,662,310
   2,000,000 U.S. Treasury Notes, 6.125%, 8/15/07...............      2,056,140
                                                                   ------------
                                                                     41,491,295
                                                                   ------------
             UTILITIES--(DIVERSIFIED)--7.6%
   2,000,000 Long Island Lighting Co., 9.000%, 11/01/22.........      2,227,180
   4,400,000 Long Island Lighting Co., 8.200%, 3/15/23..........      4,761,416
   1,250,000 New York State Electric & Gas Co., 8.875%,
              11/01/21..........................................      1,376,775
   5,000,000 Tennessee Valley Authority, 6.125%, 7/15/03........      4,996,400
   2,000,000 Tennessee Valley Authority, 6.750%, 11/01/25.......      2,111,720
                                                                   ------------
                                                                     15,473,491
                                                                   ------------
             YANKEE--10.9%
     900,000 British Columbia Hydro & Power, 12.500%, 9/01/13...        969,894
   1,000,000 British Columbia Hydro & Power, 12.500%, 1/15/14...      1,098,330
   3,500,000 Hydro Quebec, 8.050%, 7/07/24......................      4,058,005
   3,500,000 Merita Bank, Ltd., 7.150%, 12/29/49................      3,552,115
     500,000 Pemex Petroleos Mexicanos, 8.625%, 12/01/23........        474,865
   3,500,000 Petroleos Mexicanos, 144A, 9.000%, 6/01/07 (d).....      3,506,475
   2,900,000 Petroleos Mexicanos, 144A, 8.625%, 12/01/23(d).....      2,754,217

    FACE
   AMOUNT                                                          VALUE (A)

 $   750,000 Republic of Argentina 11.375%, 1/30/17............   $    824,063
   2,900,000 Republic of Colombia, 8.660%, 10/07/16............      2,990,190
   2,000,000 Republic of Colombia, 7.250%, 2/23/04.............      1,899,500
                                                                  ------------
                                                                    22,127,654
                                                                  ------------
             Total Bonds and Notes
              (Identified Cost $185,872,907)...................    191,596,835
                                                                  ------------

SHORT-TERM INVESTMENTS--6.4%

   3,302,000 American Express Credit Corp., 5.750%, 1/02/98....      3,301,473
   9,589,000 Household Finance Corp., 6.500%, 1/02/98..........      9,587,269
                                                                  ------------
             Total Short-Term Investments (Identified Cost
              $12,888,742).....................................     12,888,742
                                                                  ------------
             Total Investments--100.8%
              (Identified Cost $198,761,649)(b)................    204,485,577
             Other assets less liabilities.....................     (1,597,594)
                                                                  ------------
             TOTAL NET ASSETS--100%............................   $202,887,983
                                                                  ============
(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1997 the net unrealized appreciation on investments based on cost of $198,815,054 for federal income tax purposes was as follows:
             Aggregate gross unrealized appreciation for all
              investments in which there is an excess of value
              over tax cost....................................   $  7,072,232
             Aggregate gross unrealized depreciation for all
              investments in which there is an excess of tax
              cost over value..................................     (1,401,709)
                                                                  ------------
             Net unrealized appreciation.......................   $  5,670,523
                                                                  ============

(c) Denominated in Canadian Dollars.
(d) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally qualified institutional buyers.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value................................             $204,485,577
 Cash................................................                    5,107
 Receivable for:
 Fund shares sold....................................                  425,820
 Interest............................................                3,771,716
                                                                  ------------
                                                                   208,688,220
LIABILITIES
 Payable for:
 Securities purchased................................  $5,392,075
 Fund shares redeemed................................     276,799
 Accrued expenses:
 Management fees.....................................      67,887
 Deferred trustees' fees.............................      42,712
 Other...............................................      20,764
                                                       ----------
                                                                     5,800,237
                                                                  ------------
                                                                  $202,887,983
                                                                  ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.....................................             $196,844,831
 Overdistributed net investment income...............                     (939)
 Accumulated net realized gains......................                  320,163
 Unrealized appreciation on investments..............                5,723,928
                                                                  ------------
NET ASSETS...........................................             $202,887,983
                                                                  ============
Computation of offering price:
Net asset value and redemption price per share
 ($202,887,983 divided by 1,869,650 shares of
 beneficial interest)................................             $     108.52
                                                                  ============
Identified cost of investments.......................             $198,761,649
                                                                  ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
 Interest...............................................             $13,994,029
EXPENSES
 Management fees........................................  $ 747,372
 Trustees' fees and expenses............................     30,258
 Custodian..............................................     92,350
 Audit and tax services.................................      9,661
 Legal..................................................     22,022
 Printing...............................................     58,902
 Miscellaneous..........................................      3,602
                                                          ---------
  Total expenses........................................                 964,167
                                                                     -----------
NET INVESTMENT INCOME...................................              13,029,862
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS
 Realized gain (loss) on:
 Investments--net.......................................  1,701,423
 Foreign currency transactions--net.....................    (96,767)
                                                          ---------
  Total realized gain on investments and foreign
   currency transactions................................  1,604,656
                                                          ---------
 Unrealized appreciation on:
 Investments--net.......................................  4,839,400
 Foreign currency transactions--net.....................        180
                                                          ---------
  Total unrealized appreciation on investments and
   foreign currency transactions........................  4,839,580
                                                          ---------
Net gain on investment transactions.....................               6,444,236
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..............             $19,474,098
                                                                     ===========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                         1996          1997
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $ 12,169,158  $ 13,029,862
 Net realized gain on investments and foreign
  currency transactions............................     1,434,380     1,604,656
 Unrealized appreciation (depreciation) on
  investments, and foreign currency transactions...    (5,669,381)    4,839,580
                                                     ------------  ------------
 INCREASE IN NET ASSETS FROM OPERATIONS............     7,934,157    19,474,098
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................   (12,191,823)  (13,039,485)
 Net realized gain on investments..................      (496,515)   (1,850,904)
                                                     ------------  ------------
                                                      (12,688,338)  (14,890,389)
                                                     ------------  ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares......................    53,162,089    54,067,705
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income..........    12,191,823    13,039,485
 Distributions from net realized gain..............       496,515     1,850,904
                                                     ------------  ------------
                                                       65,850,427    68,958,094
 Cost of shares redeemed...........................   (43,449,240)  (51,012,776)
                                                     ------------  ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS.....................................    22,401,187    17,945,318
                                                     ------------  ------------
 TOTAL INCREASE IN NET ASSETS......................    17,647,006    22,529,027
NET ASSETS
 Beginning of the year.............................   162,711,950   180,358,956
                                                     ------------  ------------
 End of the year...................................  $180,358,956  $202,887,983
                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
 Beginning of the year.............................  $     53,292  $    146,994
                                                     ============  ============
 End of the year...................................  $    146,994  $       (939)
                                                     ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................       491,882       489,276
 Issued in connection with the reinvestment of:
 Distributions from net investment income..........       114,880       120,361
 Distributions from net realized gain..............         4,700        16,902
                                                     ------------  ------------
                                                          611,462       626,539
 Redeemed..........................................      (401,180)     (464,412)
                                                     ------------  ------------
 Net change........................................       210,282       162,127
                                                     ============  ============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 1993      1994      1995      1996      1997
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $ 103.47  $ 106.14  $  95.53  $ 108.67  $ 105.63
                               --------  --------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income.......      5.70      7.05      7.34      7.72      7.43
 Net Realized and Unrealized
  Gain (Loss) on Investments.      7.38    (10.61)    12.85     (2.70)     4.05
                               --------  --------  --------  --------  --------
 Total From Investment
  Operations.................     13.08     (3.56)    20.19      5.02     11.48
                               --------  --------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income..........     (6.20)    (7.05)    (7.05)    (7.74)    (7.51)
 Distributions in Excess of
  Net Investment Income......     (0.05)     0.00      0.00      0.00      0.00
 Distributions From Net
  Realized Capital Gains.....     (4.16)     0.00      0.00     (0.32)    (1.08)
                               --------  --------  --------  --------  --------
 Total Distributions.........    (10.41)    (7.05)    (7.05)    (8.06)    (8.59)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Year.  $ 106.14  $  95.53  $ 108.67  $ 105.63  $ 108.52
                               ========  ========  ========  ========  ========
TOTAL RETURN (%).............     12.61     (3.36)    21.20      4.61     10.90
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.43      0.44      0.55      0.52      0.52
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      6.47      6.75      7.22      7.22      6.97
Portfolio Turnover Rate (%)..       177        82        73        98        40
Net Assets, End of Year
 (000).......................  $131,242  $126,234  $162,712  $180,359  $202,888

                See accompanying notes to financial statements.

SALOMON BROTHERS U.S. GOVERNMENT SERIES
PORTFOLIO MANAGERS: STEVEN GUTERMAN AND ROGER LAVAN
SALOMON BROTHERS ASSET MANAGEMENT INC

[PHOTOGRAPH OF STEVEN GUTERMAN APPEARS HERE]

[PHOTOGRAPH OF ROGER LAVAN APPEARS HERE]

Q. HOW DID THE SERIES PERFORM DURING 1997?

A. The Salomon Brothers U.S. Government Series posted an 8.57% return (based on net asset value) in 1997. This performance compares favorably versus the Lehman Intermediate Government Index, the Series' benchmark, which returned 7.72% over the same period.

Economic conditions in the United States remained surprisingly favorable throughout 1997. The combination of moderate growth and low inflation sup-ported the financial markets. The Federal Reserve's decision to raise interest rates in March was widely anticipated, and since then, the market continued to be comforted by the fact that strong growth did not translate into higher in-flation readings. The turmoil in Asian markets reverberated throughout the world later in the year, and the resultant dampening effects are likely to keep the Fed on hold for the near term.

Q. HOW DID YOU MANAGE THE SERIES DURING THE YEAR?

A. Early in 1997, bonds sold off on the expectation that strong U.S. economic growth would begin to translate into higher inflation readings. Following the March tightening by the Fed-- when long bond yields were more than 7%--infla-tion unexpectedly continued to decline. This led to a rally in U.S. fixed-income securities, and yields fell some 75 basis points through the summer. The rally continued in the fall, when it was widely believed that the Asian crisis would slow economic growth in the United States to more sustainable levels. The Series' strong performance reflects the continued overweight posi-tion in mortgage-backed securities. Indeed, mortgages (as measured by the un-managed Salomon Brothers Mortgage Index) posted returns of 9.27% in 1997, which on a duration-adjusted basis outdistanced benchmark Treasurys by approx-imately 132 basis points. The Series' performance was also helped by the slightly longer duration position relative to the benchmark since midyear.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?

A. As we move into 1998, the effects of the turmoil in Asia will continue. While we believe that the direct impact on the U.S. will be limited, the indi-rect effects could be larger. The weakness in Asia should dampen U.S. growth to sustainable levels, offsetting strength in housing and other consumer sec-tors. This should also serve to curb mounting pressure in the labor force. We believe that the inflation picture will improve going forward, as price compe-tition in commodities and produced goods from countries such as Korea and Ja-pan keep U.S. prices in check. This combination of slower growth and lower in-flation should benefit financial assets in 1998. Barring a significant decline in interest rates, we believe that additional spreads from mortgages will lead to higher returns versus Treasuries.

     A $10,000 Investment Compared to Lehman Intermediate Gov't. Index/5/

                           [LINE GRAPH APPEARS HERE]

                                   Salomon US       Lehman Intermediate
                                     Gov't               Government
                                   ----------       -------------------
            10/31/94                 10,000                10,000
            12/31/94                 10,060                 9,989
            12/31/95                 11,571                11,430
            12/31/96                 11,955                11,894
            12/31/97                 12,979                12,832


[X] FUND FACTS

GOAL: A high level of current income consistent with the preservation of capital and maintenance of liquidity.

START DATE: October 31, 1994

SIZE: $22 million as of December 31, 1997

MANAGERS: Steven Guterman and Roger Lavan have managed the Series since its inception in 1994. Mr. Guterman and Mr. Lavan have also managed the Salomon Brothers Investment Series--U.S. Government Income Fund since March 1995 and the North American U.S. Government Securities Fund since January 1992. They both joined Salomon Brothers Asset Management Inc in 1990.

Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower. This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

BONDS & NOTES--84.5% OF TOTAL NET ASSETS

    FACE
   AMOUNT                                                             VALUE (A)
            FEDERAL AGENCY--62.5%
 $  300,000 Federal Home Loan Banks
             5.940%, 6/13/00......................................   $   300,933
    281,016 Federal Home Loan Mortgage
             7.500%, 5/01/07......................................       286,636
     19,675 Federal Home Loan Mortgage
             6.000%, 10/01/10.....................................        19,367
    380,446 Federal Home Loan Mortgage
             7.000%, 7/01/11......................................       386,510
     64,618 Federal Home Loan Mortgage
             11.750%, 1/01/12.....................................        73,180
    378,368 Federal Home Loan Mortgage
             8.250%, 4/01/17......................................       397,279
    381,514 Federal Home Loan Mortgage
             8.000%, 12/01/19.....................................       391,288
  1,081,712 Federal Home Loan Mortgage
             8.000%, 7/01/20......................................     1,133,093
    246,477 Federal Home Loan Mortgage
             7.000%, 4/15/21......................................       249,250
     58,794 Federal Home Loan Mortgage
             6.500%, 5/01/26......................................        58,151
     55,948 Federal Home Loan Mortgage
             6.500%, 6/01/26......................................        55,336
    859,379 Federal Home Loan Mortgage
             6.500%, 7/01/26......................................       849,977
    500,000 Federal Home Loan Mortgage
             6.500%, 12/01/2099...................................       500,780
    750,000 Federal National Mortgage Association 6.740%, 8/25/07.       774,141
     27,411 Federal National Mortgage Association 14.500%,
             11/15/14.............................................        33,741
     15,791 Federal National Mortgage Association 12.500%,
             8/01/15..............................................        18,648
     76,962 Federal National Mortgage Association 12.500%,
             9/20/15..............................................        91,657
    658,378 Federal National Mortgage Association 12.000%,
             10/01/15.............................................       765,489
     74,100 Federal National Mortgage Association 13.000%,
             11/15/15.............................................        88,804
     39,635 Federal National Mortgage Association 12.000%,
             1/15/16..............................................        46,454
    363,056 Federal National Mortgage Association 12.500%,
             1/01/16..............................................       427,838
    600,000 Federal National Mortgage Association 6.909%, 6/25/16.       615,938
     25,593 Federal National Mortgage Association 11.500%,
             9/01/19..............................................        29,712
    417,382 Federal National Mortgage Association 6.500%, 3/01/26.       412,946
  1,830,000 Federal National Mortgage Association TBA 6.500%,
             1/01/99..............................................     1,832,288
    900,000 Federal National Mortgage Association TBA 6.500%,
             1/01/99..............................................       888,750
  2,350,000 Federal National Mortgage Association TBA 7.000%,
             1/01/99..............................................     2,366,873

    FACE
   AMOUNT                                                           VALUE (A)
 $  147,197 Government National Mortgage Association TBA 9.000%,
             10/20/16...........................................   $   159,109
    272,815 Government National Mortgage Association TBA 9.000%,
             12/15/16...........................................       294,316
    300,000 Student Loan Marketing Association 7.500%, 3/08/00..       310,716
                                                                   -----------
                                                                    13,859,200
                                                                   -----------
            U.S. TREASURY--22.0%
    100,000 U.S. Treasury Bonds 6.375%, 8/15/27.................       105,469
    200,000 U.S. Treasury Notes 6.500%, 5/31/01.................       204,824
    450,000 U.S. Treasury Notes 6.000%, 8/31/02.................       459,414
    500,000 U.S. Treasury Notes 5.875%, 9/30/02.................       502,920
  1,400,000 U.S. Treasury Notes 6.625%, 5/15/07.................     1,482,460
  2,050,000 U.S. Treasury Notes 6.125%, 8/15/07(c)..............     2,107,543
                                                                   -----------
                                                                     4,862,630
                                                                   -----------
            Total Bonds & Notes
             (Identified Cost $18,515,250)......................    18,721,830
                                                                   -----------

SHORT-TERM INVESTMENTS--49.4%

  5,466,000 Repurchase agreement with Merrill Lynch dated
             12/31/97 at 6.00% to be repurchased at $5,468,004
             on 1/02/98 collateralized by $5,330,000 U.S.
             Treasury Note 6.50% due 8/31/01 with a value of
             $5,576,513.........................................     5,466,000
  5,466,000 Repurchase agreement with State Street Bank & Trust dated 12/31/97 at 6.00% to be repurchased at
             $5,467,822 on 1/02/98 collateralized by $3,625,000
             U.S. Treasury Bond 10.625% due 8/15/15 with a value
             of $5,581,376......................................     5,466,000
                                                                   -----------
            Total Short-Term Investments
             (Identified Cost $10,932,000)......................    10,932,000
                                                                   -----------
            Total Investments--133.9%
             (Identified Cost $29,447,250)(b)...................    29,653,830
            Liabilities.........................................    (7,510,483)
                                                                   -----------
            TOTAL NET ASSETS--100%..............................   $22,143,347
                                                                   ===========

(a) See Note 1a.
(b) Federal Tax Information:
    At December 31, 1997 the net unrealized appreciation on investments based on cost of $29,454,641 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost................. $220,895
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value.................  (21,706)
                                                                     --------
   Net unrealized appreciation...................................... $199,189
                                                                     ========

  (c)Portion of or entire principal amount delivered as collateral for reverse repurchase agreement.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value..................................             $29,653,830
 Cash..................................................                     386
 Receivable for:
 Fund shares sold......................................                  81,623
 Dividends and interest................................                 165,215
 Due from advisor......................................                   2,536
 Unamortized organization..............................                   3,687
                                                                    -----------
                                                                     29,907,277
LIABILITIES
 Payable for:
 Securities purchased..................................  $5,583,312
 Reverse repurchase agreement..........................   1,890,000
 Fund shares redeemed..................................     263,329
 Interest payable......................................         300
 Miscellaneous.........................................       1,573
 Accrued expenses:
 Management fees.......................................       5,774
 Deferred trustees' fees...............................       1,790
 Other.................................................      17,852
                                                         ----------
                                                                      7,763,930
                                                                    -----------
                                                                    $22,143,347
                                                                    ===========
NET ASSETS
 Net Assets consist of:
 Capital paid in.......................................             $21,939,786
 Accumulated net realized losses.......................                  (3,019)
 Unrealized appreciation on investments................                 206,580
                                                                    -----------
NET ASSETS.............................................             $22,143,347
                                                                    ===========
Computation of offering price:
Net asset value and redemption price per share
 ($22,143,347 divided by 1,988,617 shares of beneficial
 interest).............................................             $     11.14
                                                                    ===========
 Identified cost of investments........................             $29,447,250
                                                                    ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
 Interest..............................................            $1,201,589
                                                                   ----------
EXPENSES
 Management fees.......................................  $ 92,762
 Trustees' fees and expenses...........................    13,813
 Custodian.............................................    16,269
 Audit and tax services................................    12,421
 Legal.................................................    22,022
 Printing..............................................     2,547
 Amortization of organization expenses.................     2,008
 Miscellaneous.........................................     2,856
                                                         --------
  Total expenses.......................................   164,698
  Less expenses
   assumed by the
   investment
   adviser.............................................   (46,636)    118,062
                                                         --------  ----------
NET INVESTMENT
 INCOME................................................             1,083,527
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Realized gain on:
  Investments--net......................................               78,575
 Unrealized appreciation on:
  Investments--net......................................              227,116
                                                                   ----------
Net gain on investment transactions.....................              305,691
                                                                   ----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS............................................            $1,389,218
                                                                   ==========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,
                                                          1996          1997
                                                      ------------  ------------
FROM OPERATIONS
 Net investment income..............................  $   664,231   $ 1,083,527
 Net realized gain on investments...................        1,275        78,575
 Unrealized appreciation (depreciation) on
  investments.......................................     (214,900)      227,116
                                                      -----------   -----------
 INCREASE IN NET ASSETS FROM OPERATIONS.............      450,606     1,389,218
                                                      -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..............................     (639,626)   (1,038,280)
 Net realized gain on investments...................      (16,259)     (154,231)
                                                      -----------   -----------
                                                         (655,885)   (1,192,511)
                                                      -----------   -----------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares.......................    9,363,646    14,986,752
 Net asset value of shares issued in connection with
  the reinvestment of:
 Distributions from net investment income...........      639,626     1,038,280
 Distributions from net realized gain...............       16,259       154,231
                                                      -----------   -----------
                                                       10,019,531    16,179,263
 Cost of shares redeemed............................   (4,145,624)   (7,443,287)
                                                      -----------   -----------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS......................................    5,873,907     8,735,976
                                                      -----------   -----------
 TOTAL INCREASE IN NET ASSETS.......................    5,668,628     8,932,683
NET ASSETS
 Beginning of the year..............................    7,542,036    13,210,664
                                                      -----------   -----------
 End of the year....................................  $13,210,664   $22,143,347
                                                      ===========   ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year..............................  $       735   $     6,776
                                                      ===========   ===========
 End of the year....................................  $     6,776   $         0
                                                      ===========   ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.....................      852,094     1,328,315
 Issued in connection with the reinvestment of:
 Distributions from net investment income...........       58,698        93,361
 Distributions from net realized gain...............            0        13,834
                                                      -----------   -----------
                                                          910,792     1,435,510
 Redeemed...........................................     (374,295)     (666,852)
                                                      -----------   -----------
 Net change.........................................      536,497       768,658
                                                      ===========   ===========

FINANCIAL HIGHLIGHTS

                                   OCTOBER 31, 1994(A)
                                         THROUGH        YEAR    YEAR     YEAR
                                      DECEMBER 31,     ENDED    ENDED    ENDED
                                          1994          1995    1996     1997
                                   ------------------- ------  -------  -------
Net Asset Value, Beginning of
 Year............................        $10.00        $ 9.96  $ 11.04  $ 10.83
                                         ------        ------  -------  -------
Income From Investment Operations
 Net Investment Income...........          0.10          0.33     0.58     0.53
 Net Realized and Unrealized Gain
  (Loss) on Investments..........         (0.04)         1.16    (0.21)    0.40
                                         ------        ------  -------  -------
 Total From Investment
  Operations.....................          0.06          1.49     0.37     0.93
                                         ------        ------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income..............         (0.10)        (0.33)   (0.56)   (0.53)
 Distributions From Net Realized
  Capital Gains..................          0.00         (0.08)   (0.02)   (0.05)
 Distributions in Excess of net
  realized Capital Gain..........          0.00          0.00     0.00    (0.04)
                                         ------        ------  -------  -------
 Total Distributions.............         (0.10)        (0.41)   (0.58)   (0.62)
                                         ------        ------  -------  -------
Net Asset Value, End of Year.....        $ 9.96        $11.04  $ 10.83  $ 11.14
                                         ======        ======  =======  =======
TOTAL RETURN (%).................          0.60(c)      15.02     3.31     8.57
Ratio of Operating Expenses to
 Average Net Assets (%)..........          0.70(b)       0.70     0.70     0.70
Ratio of Net Investment Income to
 Average Net Assets (%)..........          5.70(b)       5.62     6.13     6.42
Portfolio Turnover Rate (%)......         1,409(b)        415      388      572
Net Assets, End of Year (000)....        $2,012        $7,542  $13,211  $22,143
The ratios of expenses to average
 net assets without giving effect
 to the voluntary expense
 agreement described in Note 4 to
 the Financial Statements would
 have been (%)...................          2.54(b)       2.90     1.37     0.98

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.

                See accompanying notes to financial statements.

BACK BAY ADVISORS MONEY MARKET SERIES
PORTFOLIO MANAGER: JOHN MALONEY
BACK BAY ADVISORS, L.P.

[PHOTOGRAPH OF JOHN MALONEY APPEARS HERE]

Q. HOW DID THE BACK BAY ADVISORS MONEY MARKET SERIES PERFORM OVER THE LAST
YEAR?

A. Although long-term interest rates declined during the period, short-term rates remained relatively stable, as the Federal Reserve Board kept the Fed-eral Funds rate at 5.5%. The Federal Funds rate is the rate at which banks lend to each other overnight and is the benchmark for short-term interest rates.

In this environment, the Back Bay Advisors Money Market Series provided competitive money market yields while maintaining a constant $100* share price. For the year ended December 31, 1997, the Series provided a total return of 5.20%, which included the reinvestment of $5.08 per share in income distributions. The Series' seven-day yield at year-end was 5.27%.

Q. WHAT STRATEGIES DID YOU USE IN MANAGING THE PORTFOLIO DURING THAT TIME?

A. In a period when short-term interest rates remained in a fairly narrow range, we worked to maximize returns by managing the average maturity of the Money Market Series. We purchased securities with longer maturities when their yields rose in comparison to those of securities with shorter maturities, and invested in instruments with shorter maturities when they provided similar yields to those with longer maturities. This strategy helped us to lock in rates while they hovered near the top of their range during the period. As in the past, we concentrated on commercial paper, supplemented by the certifi-cates of deposit of both domestic and foreign banks. During the period, we held obligations of Japanese banks, which had matured by year-end. The Series' average maturity stood at 42.4 days, as of December 31, 1997.

Q. WHAT IS YOUR OUTLOOK FOR MONEY MARKET INSTRUMENTS FOR 1998?

A. With the economy continuing to grow at a rate in excess of 3% and unemploy-ment at historically low levels, we normally would anticipate the Federal Re-serve Board to raise interest rates. However, the events in Asia during the fourth quarter have clouded the economic outlook for 1998 and the direction of interest rates. The Federal Reserve will likely monitor the lingering effects of the Asian financial turmoil on the U.S. economy before adjusting monetary policy. Investors' attempts to anticipate the next Fed policy move may create some volatility in interest rates.

[X] FUND FACTS

GOAL: The highest possible level of current income consistent with the preservation of capital.

START DATE: August 26, 1983

SIZE: $111 million as of December 31, 1997

MANAGER: John Maloney has served as portfolio manager since 1996. Mr. Maloney also manages the New England Tax Exempt Money Market Trust.

*Money market funds are neither insured nor guaranteed by the U.S. Government. This Series seeks but cannot assure a stable share price of $100.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts, if these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

INVESTMENTS--98.9% OF TOTAL NET ASSETS

    FACE                                         INTEREST MATURITY
   VALUE    DESCRIPTION                            RATE     DATE    VALUE (A)
            BANK NOTE--2.7%
 $3,000,000 Morgan Guaranty Trust New York....    5.365%  02/19/98 $  2,999,786
                                                                   ------------
            Total Bank Note (Cost $2,999,786).                        2,999,786
                                                                   ------------
            CERTIFICATES OF DEPOSIT--14.1%
  1,000,000 Svenska Handelsbank...............    5.780%  01/07/98    1,000,015
  1,300,000 Societe Generale New York.........    5.810%  02/03/98    1,299,899
  2,364,000 Canadian Imperial.................    5.685%  03/02/98    2,362,800
  2,000,000 Banque National De Paris..........    5.860%  03/09/98    2,000,210
  3,000,000 Societe Generale New York.........    5.970%  03/18/98    3,000,471
  5,000,000 Royal Bank of Canada..............    5.950%  03/24/98    5,000,547
  1,000,000 Societe Generale New York.........    6.190%  05/11/98    1,000,881
                                                                   ------------
            Total Certificates of Deposit
             (Cost $15,664,823)...............                       15,664,823
                                                                   ------------
            CERTIFICATES OF DEPOSIT--EURO
             DOLLAR--4.5%
  2,000,000 Sanwa Bank........................    5.680%  01/02/98    1,999,996
  3,000,000 Barclays Bank.....................    5.670%  02/10/98    2,999,692
                                                                   ------------
            Total Certificates of Deposit--
             Euro Dollar (Cost $4,999,688)....                        4,999,688
                                                                   ------------
            COMMERCIAL PAPER--77.6%
            ASSET BACKED--3.5%
  1,855,000 Clipper Receivables Corp. ........    5.620%  01/23/98    1,848,629
  2,000,000 Clipper Receivables Corp. ........    5.900%  01/29/98    1,990,822
                                                                   ------------
                                                                      3,839,451
                                                                   ------------
            AUTOMOTIVE--11.5%
    480,000 Ford Motor Credit Corp. ..........    5.600%  01/07/98      479,552
    705,000 American Honda Finance............    5.920%  01/09/98      704,073
  1,000,000 PACCAR Financial Corp. ...........    5.620%  01/12/98      998,283
  2,325,000 Ford Motor Credit Corp. ..........    5.510%  01/16/98    2,319,662
    800,000 Ford Motor Credit Corp. ..........    5.600%  01/16/98      798,133
    270,000 Ford Motor Credit Corp. ..........    5.600%  01/21/98      269,160
  1,500,000 Ford Motor Credit Corp. ..........    5.600%  01/22/98    1,495,100
    655,000 American Honda Finance............    5.850%  01/27/98      652,233
  1,700,000 General Motors Acceptance Corp. ..    5.570%  02/17/98    1,687,638
  1,500,000 General Motors Acceptance Corp. ..    5.580%  02/17/98    1,489,073
  1,000,000 General Motors Acceptance Corp. ..    5.710%  03/09/98      989,373
  1,000,000 General Motors Acceptance Corp. ..    5.620%  03/10/98      989,384
                                                                   ------------
                                                                     12,871,664
                                                                   ------------
            BANKING--13.4%
  2,310,000 UBS Finance Delaware, Inc. .......    6.500%  01/02/98    2,309,583
  4,000,000 Bankers Trust NY Corp. ...........    5.560%  01/12/98    3,993,204
  1,240,000 Banque National de Paris..........    5.700%  01/12/98    1,237,840
  1,000,000 Bankers Trust NY Corp. ...........    5.550%  01/13/98      998,150
  1,300,000 Svenska Handelsbanken, Inc. ......    5.580%  01/16/98    1,296,977
    100,000 Bankers Trust NY Corp. ...........    5.600%  02/17/98       99,269
  1,910,000 Svenska Handelsbanken, Inc. ......    5.750%  02/17/98    1,895,662
  1,255,000 Norwest Corp. ....................    5.730%  02/25/98    1,244,014
    500,000 Banque National de Paris..........    5.610%  03/02/98      495,325
  1,265,000 Banque National de Paris..........    5.750%  03/17/98    1,249,846
                                                                   ------------
                                                                     14,819,870
                                                                   ------------
            DRUGS--0.8%
    950,000 American Home Products Corp. .....    5.780%  02/26/98      941,458
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

INVESTMENTS AS OF DECEMBER 31, 1997

INVESTMENTS--(CONTINUED)

    FACE                                         INTEREST MATURITY
   VALUE    DESCRIPTION                            RATE     DATE    VALUE (A)
            FINANCE--21.4%
 $2,000,000 Heller Financial, Inc. ...........    5.650%  01/05/98 $  1,998,744
  2,500,000 Heller Financial, Inc. ...........    5.640%  01/06/98    2,498,042
    570,000 General Electric Capital Corp. ...    5.550%  01/20/98      568,330
  1,500,000 General Electric Capital Corp. ...    5.600%  01/22/98    1,495,100
  2,010,000 Household Finance Corp. ..........    5.540%  01/29/98    2,001,339
  4,475,000 Beneficial Corp. .................    5.630%  02/06/98    4,449,805
  1,125,000 Avco Financial Services, Inc. ....    5.610%  02/10/98    1,117,988
  1,500,000 Avco Financial Services, Inc. ....    5.560%  02/11/98    1,490,502
  2,000,000 General Electric Capital Corp. ...    5.600%  02/20/98    1,984,444
  1,190,000 Avco Financial Services, Inc. ....    5.680%  02/23/98    1,180,049
  3,000,000 Household Finance Corp. ..........    5.510%  02/27/98    2,973,828
  1,040,000 CIT Group Holdings, Inc. .........    5.540%  03/13/98    1,028,637
  1,070,000 General Electric Capital Corp. ...    5.680%  03/17/98    1,057,338
                                                                   ------------
                                                                     23,844,146
                                                                   ------------
            INSURANCE--4.5%
  2,000,000 Prudential Funding Corp. .........    5.680%  01/09/98    1,997,476
  1,500,000 Prudential Funding Corp. .........    5.550%  01/23/98    1,494,913
  1,500,000 Prudential Funding Corp. .........    5.510%  01/26/98    1,494,260
                                                                   ------------
                                                                      4,986,649
                                                                   ------------
            LEASING--3.9%
  3,395,000 PHH Corp. ........................    5.750%  02/26/98    3,364,634
    930,000 PHH Corp. ........................    5.750%  03/16/98      919,008
                                                                   ------------
                                                                      4,283,642
                                                                   ------------
            RETAIL--4.8%
  3,000,000 Sears Roebuck Acceptance Corp. ...    5.550%  01/14/98    2,993,987
  1,000,000 Sears Roebuck Acceptance Corp. ...    5.560%  02/10/98      993,822
  1,300,000 Sears Roebuck Acceptance Corp. ...    5.700%  03/11/98    1,285,798
                                                                   ------------
                                                                      5,273,607
                                                                   ------------
            SECURITIES--13.8%
    635,000 Merrill Lynch & Co., Inc. ........    5.550%  01/12/98      633,923
  1,265,000 Merrill Lynch & Co., Inc. ........    5.630%  01/16/98    1,262,033
  1,500,000 Lehman Brothers, Inc. ............    5.780%  01/21/98    1,495,183
  1,000,000 Lehman Brothers, Inc. ............    5.780%  01/28/98      995,665
    520,000 Merrill Lynch & Co., Inc. ........    5.560%  01/28/98      517,832
  2,000,000 Merrill Lynch & Co., Inc. ........    5.570%  02/02/98    1,990,098
    790,000 Merrill Lynch & Co., Inc. ........    5.530%  02/20/98      783,932
  1,000,000 Lehman Brothers, Inc. ............    5.870%  02/25/98      991,032
  1,500,000 Lehman Brothers, Inc. ............    5.800%  03/27/98    1,479,458
  2,250,000 Goldman Sachs Group...............    5.700%  05/06/98    2,205,469
  3,000,000 Goldman Sachs Group...............    5.700%  05/07/98    2,940,150
                                                                   ------------
                                                                     15,294,775
                                                                   ------------
            Total Commercial Paper (Cost
             $86,155,262).....................                       86,155,262
                                                                   ------------
            Total Investments--98.9% (Cost
             $109,819,559)(b).................                      109,819,559
            Other assets less liabilities.....                        1,188,966
                                                                   ------------
            TOTAL NET ASSETS--100%............                     $111,008,525
                                                                   ============

(a) See Note 1A.
(b) The aggregate cost for federal income tax purposes was $109,819,559.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at value....................................           $109,819,559
 Cash....................................................                  2,452
 Receivable for:
 Interest................................................                712,324
 Fund Shares sold........................................              1,621,233
                                                                    ------------
                                                                     112,155,568
LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $591,568
 Dividends declared......................................   477,078
 Accrued expenses:
 Management fees.........................................    32,896
 Deferred trustees' fees.................................    33,404
 Other...................................................    12,097
                                                           --------
                                                                       1,147,043
                                                                    ------------
                                                                    $111,008,525
                                                                    ============
NET ASSETS
 Net Assets consist of:
 Capital paid in.........................................           $111,008,525
                                                                    ------------
NET ASSETS...............................................           $111,008,525
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($111,008,525 divided by 1,110,085 shares of beneficial
 interest)...............................................           $     100.00
                                                                    ============
Cost of investments......................................           $109,819,559
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
 Interest..................................................           $6,559,725
EXPENSES
 Management fees...........................................  $405,959
 Trustees' fees and expenses...............................    27,082
 Custodian.................................................    44,466
 Audit and tax services....................................     5,030
 Legal.....................................................    17,310
 Printing..................................................    21,413
 Miscellaneous.............................................       122
                                                             --------
  Total expenses...........................................              521,382
                                                                      ----------
 NET INVESTMENT INCOME.....................................            6,038,343
                                                                      ----------
 NET INCREASE IN NET ASSETS FROM OPERATIONS................           $6,038,343
                                                                      ==========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                    YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,
                                                       1996           1997
                                                   -------------  -------------
FROM OPERATIONS
 Net investment income...........................  $   5,024,507  $   6,038,343
                                                   -------------  -------------
 INCREASE IN NET ASSETS FROM OPERATIONS..........      5,024,507      6,038,343
                                                   -------------  -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income...........................     (5,024,507)    (6,038,343)
                                                   -------------  -------------
                                                      (5,024,507)    (6,038,343)
                                                   -------------  -------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares....................    234,677,851    314,876,956
 Net asset value of shares issued in connection
  with the reinvestment of:
 Distributions from net investment income........      4,966,805      6,003,198
                                                   -------------  -------------
                                                     239,644,656    320,880,154
 Cost of shares redeemed.........................   (212,794,096)  (326,870,348)
                                                   -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
  CAPITAL SHARE TRANSACTIONS.....................     26,850,560     (5,990,194)
                                                   -------------  -------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.........     26,850,560     (5,990,194)
NET ASSETS
 Beginning of the year...........................     90,148,159    116,998,719
                                                   -------------  -------------
 End of the year.................................  $ 116,998,719  $ 111,008,525
                                                   =============  =============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares..................      2,346,779      3,148,769
 Issued in connection with the reinvestment of:
 Distributions from net investment income........         49,668         60,032
                                                   -------------  -------------
                                                       2,396,447      3,208,801
 Redeemed........................................     (2,127,942)    (3,268,703)
                                                   -------------  -------------
 Net change......................................        268,505        (59,902)
                                                   =============  =============

FINANCIAL HIGHLIGHTS

                                          YEAR ENDED DECEMBER 31,
                                 ---------------------------------------------
                                  1993     1994     1995      1996      1997
                                 -------  -------  -------  --------  --------
Net Asset Value, Beginning of
 Year........................... $100.00  $100.00  $100.00  $ 100.00  $ 100.00
                                 -------  -------  -------  --------  --------
Income From Investment
 Operations
 Net Investment Income..........    2.93     3.89     5.50      4.99      5.08
                                 -------  -------  -------  --------  --------
 Total From Investment
  Operations....................    2.93     3.89     5.50      4.99      5.08
Distributions From Net
 Investment Income..............   (2.93)   (3.89)   (5.50)    (4.99)    (5.08)
                                 -------  -------  -------  --------  --------
 Total Distributions............   (2.93)   (3.89)   (5.50)    (4.99)    (5.08)
                                 -------  -------  -------  --------  --------
Net Asset Value, End of Year.... $100.00  $100.00  $100.00  $ 100.00  $ 100.00
                                 =======  =======  =======  ========  ========
TOTAL RETURN (%)................    2.97     4.01     5.64      5.11      5.20
Ratio of Operating Expenses to
 Average Net Assets (%).........    0.38     0.40     0.50      0.50      0.45
Ratio of Net Investment Income
 to Average Net Assets (%)......    2.93     3.89     5.50      4.99      5.21
Net Assets, End of Year (000)... $59,044  $73,960  $90,148  $116,999  $111,009
The ratios of expenses to
 average net assets without
 giving effect to the voluntary
 expense agreement described in
 Note 4 to the Financial
 Statements would have been (%).      --       --     0.51      0.50        --

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND

NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 1997

1. New England Zenith Fund (the "Fund") is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 16, 1986. The Fund succeeded to the operations of The New England Zenith Fund, Inc. on February 27, 1987. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Shares in the Fund are not offered directly to the general public and are currently available only to certain separate accounts of Metropolitan Life Insurance Company ("MetLife") and New England Life Insurance Company ("NELICO"), a subsidiary of MetLife, as an investment vehicle for variable life insurance or variable annuity products, although not all Series are available to all such separate accounts.

The Fund's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value, in separate Series, with shares of each Series representing interests in a separate portfolio of assets. Each Series is separately managed and has its own investment objective and policies. Each Series (or their predecessors) commenced operations on the date set forth below:

Bond Income Series.................................... August 26, 1983
Capital Growth Series................................. August 26, 1983
Money Market Series................................... August 26, 1983
Stock Index Series.................................... March 30, 1987
Managed Series........................................ May 1, 1987
Avanti Growth Series.................................. April 30, 1993
Growth and Income Series.............................. April 30, 1993
Small Cap Series...................................... May 2, 1994
Balanced Series....................................... October 31, 1994
International Magnum
 Equity Series........................................ October 31, 1994
U.S. Government Series................................ October 31, 1994
Strategic Bond
 Opportunities Series................................. October 31, 1994
Venture Value Series.................................. October 31, 1994
Equity Growth Series.................................. October 31, 1994

The following is a summary of significant accounting policies followed by the Fund in the preparation of the Financial Statements of the Series. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.SECURITY VALUATION

  MONEY MARKET SERIES--The Money Market Series employs the amortized cost method of security valuation which, in the opinion of the Board of Trustees, approximates the fair market value of the particular security. The Board monitors the deviations between the Series' net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

  OTHER SERIES--FIXED INCOME SECURITIES--Debt securities (other than short term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by independent pricing services authorized by the Board of Trustees. Short term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at their fair value as determined in good faith by the Fund's advisers and subadvisers, under the supervision of the Board of Trustees.

  OTHER SERIES--EQUITY SECURITIES--Equity securities are valued using the last reported sale price for securities listed on a securities exchange or on the NASDAQ National Market System, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at their fair value as determined in good faith by the Fund's advisers and subadvisers, under the supervision of the Board of Trustees.

NEW ENGLAND ZENITH FUND

B. FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

   Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

   FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the Schedules of Investments under the caption "Forward Contracts Outstanding." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

   All contracts are "marked-to-market" daily at the applicable translation rates, and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. In determining gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

D. FUTURES CONTRACTS--The Growth and Income, Stock Index, Managed, Balanced, International Magnum Equity, U.S. Government, Strategic Bond Opportunities and Venture Value Series each may enter into futures contracts on the S&P 500 Index or other indices of stocks or on interest-bearing securities or indices thereof, to hedge against changes in the values of securities the Series owns or expects to purchase. Upon entering into a futures contract, the Series is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Series each day, dependent on the daily fluctuations in the value of the underlying security or index, and are recorded for financial reporting purposes as unrealized gains or losses by the Series. When entering into a closing transaction, the Series will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued by or under the supervision of the Board of Trustees. Certain risks are associated with investments in futures contracts, including risk of imperfect correlation between the value of a position in futures contracts and the value of the stocks or bonds that the Series is attempting to hedge. In addition, there is a risk that the Series may not be able to close out its futures positions due to an illiquid secondary market.

NEW ENGLAND ZENITH FUND

E. REPURCHASE AGREEMENTS--The Series, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Series' policy that the market value of the collateral be at least equal to 100% of the repurchase price. Each Series' adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Series may be delayed or limited.

F. SHORT SALES AGAINST THE BOX--The Equity Growth and International Magnum Equity Series may hedge against changes in the value of investments by engaging in short sales against the box. In a short sale against the box, the fund sells a borrowed security, while at the same time either owning an identical security or having the right to obtain such a security. By selling short against the box the equity underlying one of its convertible holdings, the Series would seek to offset the effect that a decline in the underlying equity might have on the value of the convertible security. While the short sale is outstanding, the Series will not dispose of the security hedged by the short sale. The Series is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Series instructs the custodian to maintain in a separate account securities having a value at least equal to the amount of the securities sold short. The Series had no such transactions during the year ended December 31, 1997.

G. REVERSE REPURCHASE AGREEMENTS--The U.S. Government and Strategic Bond Opportunities Series may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Fund's Board of Trustees. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time a Series enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest. The amount of reverse repurchase agreements outstanding at December 31, 1997 with maturities of less than 30 days was $1,890,000, which was 6.32% of total assets, for the Salomon Brothers U.S. Government Series, and $3,465,157, which was 4.17% of total assets for the Salomon Brothers Strategic Bond Opportunities Series.

H. FEDERAL TAXES--Each Series, which is a separate taxable entity, intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Money Market Series dividends are declared daily to shareholders of record at the time and are paid monthly. Dividends and distributions are recorded by all other Series on the ex-dividend date. Net realized gains from security transactions are distributed at least annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

J. OTHER--The Money Market Series invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within the two highest ratings categories by a nationally recognized rating agency or, if not rated, are believed to be of comparable quality. The weighted average maturity of the Series is less than ninety days. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by foreign economic, political and legal developments in the case of foreign banks or of foreign branches or subsidiaries of U.S. banks or domestic economic developments in a specific industry, state or region.

NEW ENGLAND ZENITH FUND

2. At December 31, 1997, MetLife held 27,574,368 shares in separate investment accounts for annuity contracts issued by MetLife. NELICO held the remaining 30,746,978 shares then outstanding in separate investment accounts for life insurance and annuity contracts issued by NELICO.

As long as MetLife owns (directly or through NELICO) more than 25% of the Fund's outstanding shares, it will be presumed to be in control (as that term is defined by the Investment Company Act of 1940, as amended) of the Fund.

3. For the year ended December 31, 1997, purchases and sales of securities (excluding short-term investments) for each of the Series were as follows:

                                    PURCHASES                        SALES
                          ------------------------------ ------------------------------
         SERIES           U.S. GOVERNMENT     OTHER      U.S. GOVERNMENT     OTHER
         ------           --------------- -------------- --------------- --------------
Back Bay Advisors Bond
 Income.................    $15,819,336   $   75,148,059   $ 4,701,086   $   67,149,684
Capital Growth..........        --         2,847,744,981       --         2,805,107,370
Westpeak Stock Index....        --            20,908,159       --             3,416,317
Back Bay Advisors
 Managed................        --           112,182,298       201,394      127,148,130
Loomis Sayles Avanti
 Growth.................        --            62,222,347       --            47,875,538
Westpeak Growth &
 Income.................        --           141,899,320       --           104,375,102
Loomis Sayles Small Cap.        --           171,517,975       --           104,812,615
Loomis Sayles Balanced..     41,148,270       70,864,853    19,949,624       29,436,940
Morgan Stanley
 International Magnum
 Equity.................        --            59,743,551       --            49,126,573
Salomon Brothers U.S.
 Government.............     88,316,866         --          82,626,054         --
Salomon Brothers
 Strategic Bond
 Opportunities..........     90,058,325       70,992,494    83,142,340       45,138,490
Davis Venture Value.....        --           129,204,886       --            29,037,006
Alger Equity Growth.....        --           252,610,526       --           213,638,794

Purchases and sales of corporate short-term obligations for the Back Bay Advisors Money Market Series aggregated $797,826,706 and $808,344,225, respectively.

NEW ENGLAND ZENITH FUND

4. MANAGEMENT FEES.

TNE Advisers, Inc. ("TNE Advisers") acts as adviser to all of the Series except the Capital Growth Series, for which Capital Growth Management Limited Partnership ("CGM") serves as adviser. Separate advisory agreements for each Series provide for fees as set forth below:

                                       FEES EARNED
                                   BY TNE ADVISERS FOR        MANAGEMENT FEE RATE PAYABLE
                                     THE YEAR ENDED            BY SERIES TO TNE ADVISERS
             SERIES                 DECEMBER 31, 1997     (BASED ON % OF AVERAGE NET ASSETS)
             ------                ------------------- ----------------------------------------
Loomis Sayles Small Cap Series...      $1,404,831      1.00% of all assets
Morgan Stanley International              422,850      0.90% of all assets
 Magnum Equity Series(a).........
Alger Equity Growth Series.......       1,246,269      0.75% of all assets
Loomis Sayles Avanti Growth               711,667      0.70% of the first $200 million
 Series..........................                      0.65% of the next $300 million
                                                       0.60% of amounts in excess of $500
                                                       million
Davis Venture Value Series.......       1,425,245      0.75% of all assets
Westpeak Growth and Income                808,891      0.70% of the first $200 million
 Series..........................                      0.65% of the next $300 million
                                                       0.60% of amounts in excess of $500
                                                       million
Westpeak Stock Index Series......         261,396      0.25% of all assets
Loomis Sayles Balanced Series....         607,641      0.70% of all assets
Back Bay Managed Series..........         878,632      0.50% of all assets
Salomon Brothers Strategic Bond           353,611      0.65% of all assets
 Opportunities Series............
Back Bay Advisors Bond Income             747,372      0.40% of the first $400 million
 Series..........................                      0.35% of the next $300 million
                                                       0.30% of the next $300 million
                                                       0.25% of amounts in excess of $1 billion
Salomon Brothers U.S. Government           92,762      0.55% of all assets
 Series..........................
Back Bay Advisors Money Market            405,959      0.35% of the first $500 million
 Series..........................                      0.30% of the next $500 million
                                                       0.25% of amounts in excess of $1 billion

-------
(a) Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND ZENITH FUND

  The Capital Growth Series pays its adviser, CGM, a management fee at an annual rate of 0.70% of the first $200 million of average net assets, 0.65% of the next $300 million of such assets and 0.60% of such assets in excess of $500 million. For advisory services rendered during the year ended December 31, 1997, CGM was paid at an average annual rate of 0.63% of the Capital Growth Series' average net assets, totaling $8,434,722.

  SUB-ADVISORY FEES. TNE Advisers has sub-contracted day-to-day portfolio management responsibilities for the Series to each of the following sub-advisers: Loomis, Sayles & Company, L.P. ("Loomis Sayles") for the Loomis Sayles Small Cap, Loomis Sayles Avanti Growth and Loomis Sayles Balanced Series, Draycott Partners, Ltd. for the Draycott International Equity Series (for the period January 1, 1997 through April 30, 1997) and Morgan Stanley Asset Management Inc. for the Morgan Stanley International Magnum Equity Series; Fred Alger Management, Inc. for the Alger Equity Growth Series; Davis Selected Advisers, L.P. for the Davis Venture Value Series; Westpeak Investment Advisors, L.P. ("Westpeak") for the Westpeak Growth and Income and Westpeak Stock Index Series; Back Bay Advisors, L.P. ("Back Bay Advisors") for the Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series and Salomon Brothers Asset Management Inc for the Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series. TNE Advisers pays each sub-adviser at the following rates for providing sub-advisory services to the Series:

                               FEES
                             EARNED BY       ANNUAL
                         SUB-ADVISER FROM  PERCENTAGE
                           TNE ADVISERS    RATES PAID               BASED ON
                          FOR YEAR ENDED    TO SUB-      SERIES AVERAGE DAILY NET ASSET
         SERIES          DECEMBER 31, 1997  ADVISER               VALUE LEVELS
         ------          ----------------- ---------- ------------------------------------
Loomis Sayles Small Cap      $694,375        0.55%    of the first $25 million
 Series.................
                                             0.50%    of the next $75 million
                                             0.45%    of the next $100 million
                                             0.40%    of amounts in excess of $200 million
Morgan Stanley                235,183        0.75%    of the first $30 million
 International Magnum
 Equity Series(a).......
 (Period May 1, 1997
 through December 31,
 1997)
                                             0.60%    of the next $40 million
                                             0.45%    of the next $30 million
                                             0.40%    of amounts in excess of $100 million
Draycott International         81,855        0.75%    of the first $10 million
 Equity Series(a).......
 (Period January 1, 1997
 through April 30, 1997)
                                             0.60%    of the next $40 million
                                             0.45%    of amounts in excess of $50 million
Alger Equity Growth           652,366(b)     0.45%    of the first $100 million
 Series.................
                                             0.40%    of the next $400 million
                                             0.35%    of amounts in excess of $500 million
Loomis Sayles Avanti          428,751        0.50%    of the first $25 million
 Growth Series..........
                                             0.40%    of the next $75 million
                                             0.35%    of the next $100 million
                                             0.30%    of amounts in excess of $200 million
Davis Venture Value           810,131        0.45%    of the first $100 million
 Series.................
                                             0.40%    of the next $400 million
                                             0.35%    of amounts in excess of $500 million

-------
(a) Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and a new Sub-advisory agreement between TNE Advisers and Morgan Stanley Asset Management Inc. went into effect, replacing the prior Sub-advisory agreement between TNE Advisers and Draycott Partners, Ltd. The Sub-advisory fees listed above reflect all agreements which were in place during the year ended December 31, 1997.
(b) Amount shown reflects a fee reduction of $77,254 pursuant to an agreement between TNE Advisers and Fred Alger Management, Inc. Effective May 1, 1996, Fred Alger Management, Inc. agreed with TNE Advisers that the sub-advisory fee payable by TNE Advisers to Fred Alger Management, Inc. would be reduced by 0.05% of the first $240 million of the excess of the Series' average daily net assets over $10 million, and by 0.10% of the excess of the Series' average daily net assets over $250 million. This fee reduction benefits TNE Advisers and does not reduce the management fee payable by the Series. The fee reduction agreement expired during October 1997.

NEW ENGLAND ZENITH FUND

                               FEES
                             EARNED BY       ANNUAL
                         SUB-ADVISER FROM  PERCENTAGE
                           TNE ADVISERS    RATES PAID               BASED ON
                          FOR YEAR ENDED    TO SUB-      SERIES AVERAGE DAILY NET ASSET
     SERIES              DECEMBER 31, 1997  ADVISER               VALUE LEVELS
     ------              ----------------- ---------- ------------------------------------
Westpeak Growth and
 Income Series..........     $477,928        0.50%    of the first $25 million
                                             0.40%    of the next $75 million
                                             0.35%    of the next $100 million
                                             0.30%    of amounts in excess of $200 million
Westpeak Stock Index
 Series.................      104,559        0.10%    of all assets
Loomis Sayles Balanced
 Series.................      369,658        0.50%    of the first $25 million
                                             0.40%    of the next $75 million
                                             0.30%    of amounts in excess of $100 million
Back Bay Advisors
 Managed Series.........      376,454        0.25%    of the first $50 million
                                             0.20%    of amounts in excess of $50 million
Salomon Brothers
 Strategic Bond
 Opportunities
 Series(c)..............      186,919        0.35%    of the first $50 million
                                             0.30%    of the next $150 million
                                             0.25%    of the next $300 million
                                             0.10%    of amounts in excess of $500 million
Back Bay Advisors Bond
 Income Series..........      398,687        0.25%    of the first $50 million
                                             0.20%    of the next $200 million
                                             0.15%    of amounts in excess of $250 million
Salomon Brothers U.S.
 Government Series(c)...       37,948        0.225%   of the first $200 million
                                             0.150%   of the next $300 million
                                             0.100%   of amounts in excess of $500 million
Back Bay Advisors Money
 Market Series..........      165,989        0.15%    of the first $100 million
                                             0.10%    of amounts in excess of $100 million

(c) From November 28, 1997 and until the New Sub-Advisory Agreement between Salomon Brothers Asset Management and TNE Advisors, Inc. for the Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series is approved by shareholders of the respective Series, the fees earned under the New Sub-Advisory Agreements have been and continue to be deposited into two interest-bearing escrow accounts, upon approval by such shareholders, the amounts held in each escrow account will be paid out in accordance with the terms and conditions set forth in the New Sub-Advisory Agreements. If either of the New Sub-Advisory Agreements are not approved by the respective shareholders, the New Sub-Advisory Agreement for that Series will be terminated and amounts held in the escrow account will be returned to that Series.

TNE Advisers, which acts as adviser to each Series except the Capital Growth Series, is a direct wholly-owned subsidiary of New England Life Holdings, Inc. which in turn is a wholly-owned subsidiary of NELICO. Loomis Sayles, Westpeak and Back Bay Advisors are each independently operated subsidiaries, and CGM is an independently operated affiliate, of New England Investment Companies, L.P. ("NEIC") and NEIC Operating Partnership, L.P. ("NEICOP"). NEICOP owns the entire limited partnership interest in each of Loomis Sayles, Westpeak and Back Bay Advisors. The general partners of each of Loomis Sayles, Westpeak and Back Bay Advisors are special purpose corporations which are indirect wholly-owned subsidiaries of NEICOP. NEICOP's managing general partner and NEIC's general partner, New England Investment Companies, Inc., is an indirect wholly-owned subsidiary of MetLife, a mutual life insurance company. MetLife owns directly 46% (and in the aggregate, directly and indirectly, 47%) of the limited partnership interests in NEICOP. NEICOP's advising general partner, NEIC, is a publicly traded company listed on the New York Stock Exchange. NEICOP is the owner of a majority limited partnership interest in the Capital Growth Series' investment adviser, CGM. Consequently, the subadvisers (Loomis Sayles, Westpeak and Back Bay Advisors) of eight Series of the Fund are currently wholly-owned subsidiaries of NEICOP and an additional Series is advised by a majority-owned subsidiary (CGM) of NEICOP. The sub-advisers of the remaining five Series are not affiliated with MetLife, NEIC or NEICOP.

VOLUNTARY EXPENSE LIMITATION AND EXPENSE DEFERRAL AGREEMENT.

Each Series except the Capital Growth Series is subject to one of two forms of expense limit. The first form of expense limit is a Voluntary Expense Limitation, which relates to the Loomis Sayles Avanti Growth Series, Loomis Sayles Small Cap Series, Westpeak Growth and Income Series, Westpeak Stock Index Series, Back Bay Advisors Managed Series, Back Bay Advisors

NEW ENGLAND ZENITH FUND

Bond Income Series and Back Bay Advisors Money Market Series. Pursuant to this arrangement TNE Advisers bears all expenses (other than advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) of each Series (except the Loomis Sayles Small Cap Series) in excess of 0.15% of average daily net assets. In the case of the Loomis Sayles Small Cap Series, TNE Advisers bears all expenses (other than any brokerage costs, interest, taxes or extraordinary expenses) in excess of 1.00% of the Series' average daily net assets. Similar Voluntary Expense Limitations with New England Mutual Life Insurance Company ("The New England") were in effect with respect to the Capital Growth Series from November 1, 1994 to April 30, 1996 and with respect to the Back Bay Advisors Money Market, Back Bay Advisors Bond Income, Back Bay Advisors Managed and Westpeak Stock Index Series from November 1, 1994 to April 30, 1995 and with respect to the Loomis Sayles Small Cap, Loomis Sayles Avanti Growth and Westpeak Growth & Income Series from December 1, 1994 to April 30, 1995.

The second form of expense limit is an Expense Deferral Agreement, which has been in effect since November 1, 1994 and relates to the Morgan Stanley International Magnum Equity Series, Alger Equity Growth Series, Davis Venture Value Series, Loomis Sayles Balanced Series, Salomon Brothers Strategic Bond Opportunities Series and Salomon Brothers U.S. Government Series. Under this Agreement, which TNE Advisers can terminate at any time, TNE Advisers has agreed to pay expenses of the Series' operations (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of the annual percentages of the Series' net assets set forth below, subject to the obligation of the Series to repay TNE Advisers such expenses in future years, if any, when the Series' expenses fall below that percentage; provided, however, that no Series is obligated to repay any expenses paid by TNE Advisers more than two years after the end of the fiscal year in which such expenses were incurred. The percentage applicable to each Series is shown below:

TNE Advisers may terminate these expense arrangements at any time. If these expense arrangements were terminated, some of the Series would have higher expense ratios. For the period January 1, 1997 to December 31, 1997, the effective expense ratio for each Series after giving effect to the foregoing arrangements and without giving effect to the foregoing arrangements, the amounts of expenses assumed by TNE Advisers for those Series to which the Voluntary Expense Limitation applies, and the amounts of expenses deferred for those Series to which the Expense Deferral Agreement applies, are as follows:

                        MAXIMUM EXPENSE    EXPENSE RATIO
                          RATIO UNDER     WITHOUT GIVING
                            CURRENT          EFFECT TO        EXPENSES ASSUMED
                       VOLUNTARY EXPENSE VOLUNTARY EXPENSE  BY TNE ADVISERS AS A   EXPENSES DEFERRED IN EXPENSES DEFERRED IN
                         LIMITATION OR     LIMITATION OR    RESULT OF THE SERIES     1996 (SUBJECT TO     1997 (SUBJECT TO
                       EXPENSE DEFERRAL  EXPENSE DEFERRAL       EXCEEDING THE        REPAYMENT UNTIL      REPAYMENT UNTIL
       SERIES              AGREEMENT         AGREEMENT     VOLUNTARY EXPENSE LIMIT  DECEMBER 31, 1998)   DECEMBER 31, 1999)
       ------          ----------------- ----------------- ----------------------- -------------------- --------------------
Back Bay Advisors
 Money Market Series.        0.50%             0.45%                 --               not applicable       not applicable
Back Bay Advisors
 Bond Income Series..        0.55%             0.52%                 --               not applicable       not applicable
Back Bay Advisors
 Managed Series......        0.65%             0.61%                 --               not applicable       not applicable
Westpeak Growth &
 Income Series.......        0.85%             0.82%                 --               not applicable       not applicable
Westpeak Stock Index
 Series..............        0.40%             0.43%               $26,941            not applicable       not applicable
Loomis Sayles Small
 Cap Series..........        1.00%             1.14%               195,718            not applicable       not applicable
Loomis Sayles Avanti
 Growth Series.......        0.85%             0.86%                 7,292            not applicable       not applicable
Morgan Stanley
 International Magnum
 Equity Series.......        1.30%             1.59%           not applicable            $102,652             $135,743
Alger Equity Growth
 Series..............        0.90%             0.87%           not applicable               --                   --
Davis Venture Value
 Series..............        0.90%             0.90%           not applicable              41,906                --
Loomis Sayles
 Balanced Series.....        0.85%             0.86%           not applicable              52,078               10,668
Salomon Brothers
 Strategic Bond
 Opportunities
 Series..............        0.85%             0.87%           not applicable              68,374               12,296
Salomon Brothers U.S.
 Government Series...        0.70%             0.98%           not applicable              72,404               46,636

NEW ENGLAND ZENITH FUND

For the year ended December 31, 1997 the amount of deferred expense recovered by TNE Advisers from each Series subject to the Expense Deferral Agreement is:

                                            DEFERRED EXPENSES DEFERRED EXPENSES
                                              RECOVERED BY      RECOVERED BY
                                              TNE ADVISERS      TNE ADVISERS
             SERIES                             FROM 1995         FROM 1996
             ------                         ----------------- -----------------
      Morgan Stanley International Magnum
       Equity Series.......................         None            None
      Alger Equity Growth Series*..........         None            None
      Davis Venture Value Series...........      $96,162            None
      Loomis Sayles Balanced Series........         None            None
      Salomon Brothers Strategic Bond
       Opportunities Series................         None            None
      Salomon Brothers U.S. Government
       Series..............................         None            None

* For the year ended December 31, 1997, the fee earned by Fred Alger Management, Inc. from TNE Advisers was reduced by $77,254 as a result of an agreement to reimburse TNE Advisers for certain expenses (generally those expenses borne by TNE Advisers under the Expense Deferral Arrangement prior to January 1, 1996 which were not recovered from the Series). This entire amount was retained by TNE Advisers as reimbursement for deferred expenses under the Expense Deferral Arrangement. For more information about this agreement, see Note 4 under Sub-Advisory Fees.

5. The Fund does not pay any compensation to its officers or to any trustees who are directors, officers or employees of MetLife, NELICO, New England Funds, L.P. or their affiliates, other than affiliated registered investment companies. Each disinterested trustee (i.e. trustee not so affiliated) received for 1997 the following amounts of compensation from each Series:

                          BOND  CAPITAL MONEY  STOCK          AVANTI GROWTH AND SMALL
                         INCOME GROWTH  MARKET INDEX  MANAGED GROWTH   INCOME    CAP
                         ------ ------- ------ ------ ------- ------ ---------- ------
Annual Retainer......... $1,766 $3,183  $1,672 $1,119 $1,737  $1,122   $1,121   $1,131
Meeting Fee............. $  133 $  133  $  133 $  133 $  133  $  133   $  133   $  133
Committee Chairman
 Annual Retainer
 (Contract Review)...... $  228 $1,442  $  148 $  102 $  203  $  104   $  104   $  113
Committee Chairman
 Annual Retainer
 (Audit)................ $  152 $  962  $   98 $   68 $  135  $   70   $   69   $   75

                                                             STRATEGIC
                                  INTERNATIONAL    U.S.        BOND      VENTURE EQUITY
                         BALANCED MAGNUM EQUITY GOVERNMENT OPPORTUNITIES  VALUE  GROWTH
                         -------- ------------- ---------- ------------- ------- ------
Annual Retainer.........  $1,086      $558         $520        $553      $1,659  $1,677
Meeting Fee.............  $  133      $133         $133        $133      $  133  $  133
Committee Chairman
 Annual Retainer
 (Contract Review)......  $   74      $ 50         $ 17        $ 45      $  137  $  152
Committee Chairman
 Annual Retainer
 (Audit)................  $   49      $ 33         $ 11        $ 30      $   91  $  101

A deferred compensation plan is available to disinterested trustees on a voluntary basis. Each participating trustee will receive deferred compensation in an amount equal to the value that such compensation would have had if it had been invested in the Series on the normal payment date.

6. SUBSEQUENT EVENT

On January 28, 1998, the Fund's Board of Trustees approved new advisory and subadvisory agreements (the "New Agreements") relating to the Loomis Sayles Avanti Growth Series between TNE Advisers and the Fund on behalf of the Series, and between TNE Advisers and Goldman Sachs Asset Management ("Goldman Sachs"), respectively. The New Agreements, which are subject to shareholder approval, are expected to become effective on or about May 1, 1998. Under the New Agreements, Goldman Sachs would become the subadviser of the Series, succeeding Loomis Sayles, and would become responsible for the day-to-day management of the Series' investment operations under the oversight of TNE Advisers. Accordingly, the name of the Series would be changed to the "Goldman Sachs Midcap Value Series" at the time the New Agreements take effect. Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

NEW ENGLAND ZENITH FUND

7. SHAREHOLDER MEETING (UNAUDITED)

At a Special Meeting of shareholders of the Morgan Stanley International Magnum Equity Series (then called the Draycott International Equity Series) held on April 24, 1997, such shareholders voted for the following proposals:

                                              VOTED    VOTED            TOTAL
                                               FOR    AGAINST ABSTAIN   VOTES
                                            --------- ------- ------- ---------
1. That the proposed new Sub-Advisory
   Agreement (the "New Subadvisory
   Agreement") relating to the Series by
   and between TNE Advisers and Morgan
   Stanley Asset Management Inc. ("MSAM")
   is hereby approved.....................  2,998,542 211,020 198,843 3,408,405
2. That the proposed new Sub-Advisory
   Agreement relating to the Series by and
   between TNE Advisers, Inc. and MSAM to
   replace the New Sub-Advisory Agreement
   at the time of the merger of MSAM's
   parent company, Morgan Stanley Group
   Inc., with and into Dean Witter,
   Discover & Co. is hereby approved......  3,102,154 106,104 200,147 3,408,405

NEW ENGLAND ZENITH FUND

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of New England Zenith Fund:

We have audited the accompanying statements of assets and liabilities of New England Zenith Fund (the "Fund") (comprising, respectively, the Back Bay Advisors Bond Income Series, Capital Growth Series, Back Bay Advisors Money Market Series, Westpeak Stock Index Series, Back Bay Advisors Managed Series, Loomis Sayles Avanti Growth Series, Westpeak Growth & Income Series, Loomis Sayles Small Cap Series, Loomis Sayles Balanced Series, Morgan Stanley International Magnum Equity Series (formerly the Draycott International Equity Series), Salomon Brothers U.S. Government Series, Salomon Brothers Strategic Bond Opportunities Series, Davis Venture Value Series, and Alger Equity Growth Series--the "Series"), including the portfolio of investments, as of December 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1996 and financial highlights for other periods indicated herein were audited by other auditors whose report dated February 14, 1997 expressed an unqualified opinion on these statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as sell as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting New England Zenith Fund as of December 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 1998

FOOTNOTES TO PORTFOLIO MANAGER COMMENTARY

 (1) COL (Cost of Living) is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.

 (2) EAFE - Morgan Stanley Capital International Europe, AustralAsia, Far East Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of 1,036 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The index has not been adjusted for ongoing management, distribution, operating expenses and sales charges.

 (3) Lehman Aggregate Bond Index is an unmanaged index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index has not been adjusted for ongoing management, distribution, operating expenses and sales charges.

 (4) Lehman Government/Corporate Bond Index is an unmanaged index of the market value of approximately 5,300 bonds with a face value in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Bond Index, an issuer must have amounts outstanding in excess of $25 million, have at least one year to maturity and be rated "Baa" or higher (investment grade) by a nationally recognized rating agency. The index has not been adjusted for ongoing management, distribution, operating expenses and sales charges.

 (5) Lehman Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of 1 to 10 years. The index has not been adjusted for ongoing management, distribution, operating expenses and sales charges.

 (6) Lehman Intermediate Government/Corporate Bond Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (7) Lipper Variable Products A-Rated Corporate Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (8) Lipper Variable Products Balanced Fund Average is an average of the total return performance (calculated on the basis of net asset level) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (9) Lipper Variable Products Flexible Portfolio Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(10) Lipper Variable Products General Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(11) Lipper Variable Products Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(12) Lipper Variable Products Growth and Income Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(13) Lipper Variable Products International Funds Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(14) Lipper Variable Products Intermediate Investment Grade Debt Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(15) Lipper Variable Products Small Cap Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(16) Lipper Variable Products S&P 500 Index Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(17) Lipper Variable Products U.S. Mortgage and GNMA Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(18) Russell 2000 Index consists of 2000 small market capitalization stocks having an average market cap of $160 million. The index has not been adjusted for ongoing management, distribution, operating expenses and sales charges.

(19) Standard & Poor's 500 Index (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

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NEW ENGLAND LIFE INSURANCE COMPANY
501 BOYLSTON STREET
BOSTON, MASSACHUSETTS 02116


EQUAL OPPORTUNITY EMPLOYER M/F
(C) 1998 NEW ENGLAND LIFE INSURANCE COMPANY

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This booklet has been prepared for variable contract owners of New England Life Insurance Company and Zenith Accumulator contract owners of Metropolitan Life Insurance Company.


VA-146-98